Document and Entity Information (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Feb. 15, 2012	Jun. 30, 2011
Document Information [Line Items]
Entity Registrant Name	HEALTHSOUTH CORP
Entity Central Index Key	0000785161
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 2.5
Entity Common Stock, Shares Outstanding		94,671,611

Consolidated Statements of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Statement [Abstract]
Net operating revenues	$ 2,026.9	$ 1,877.6	$ 1,784.9
Less: Provision for doubtful accounts	(21)	(16.4)	(30.7)
Net operating revenues less provision for doubtful accounts	2,005.9	1,861.2	1,754.2
Operating expenses:
Salaries and benefits	982	921.7	887.4
Other operating expenses	284	269.5	246.7
General and administrative expenses	110.5	106.2	104.5
Supplies	102.8	99.4	96.8
Depreciation and amortization	78.8	73.1	67.6
Occupancy costs	48.4	44.9	44.9
Loss on disposal of assets	4.3	1.4	3.4
Government, class action, and related settlements	(12.3)	1.1	36.7
Professional fees-accounting, tax, and legal	21	17.2	8.8
Total operating expenses	1,619.5	1,534.5	1,496.8
Loss on early extinguishment of debt	38.8	12.3	12.5
Interest expense and amortization of debt discounts and fees	119.4	125.6	125.7
Other income	(2.7)	(4.3)	(3.3)
Loss on interest rate swaps	0	13.3	19.6
Equity in net income of nonconsolidated affiliates	(12)	(10.1)	(4.6)
Income from continuing operations before income tax expense (benefit)	242.9	189.9	107.5
Provision for income tax expense (benefit)	37.1	(740.8)	(2.9)
Income from continuing operations	205.8	930.7	110.4
Income from discontinued operations, net of tax	48.8	9.1	18.4
Net income	254.6	939.8	128.8
Less: Net income attributable to noncontrolling interests	(45.9)	(40.8)	(34)
Net income attributable to HealthSouth	208.7	899	94.8
Less: Convertible perpetual preferred stock dividends	(26)	(26)	(26)
Net income attributable to HealthSouth common shareholders	182.7	873	68.8
Weighted average common shares outstanding:
Basic	93.3	92.8	88.8
Diluted	109.2	108.5	103.3
Basic:
Income from continuing operations attributable to HealthSouth common shareholders	$ 1.42	$ 9.31	$ 0.58
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	$ 0.54	$ 0.1	$ 0.19
Net income attributable to HealthSouth common shareholders	$ 1.96	$ 9.41	$ 0.77
Diluted:
Income from continuing operations attributable to HealthSouth common shareholders	$ 1.42	$ 8.2	$ 0.58
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	$ 0.54	$ 0.08	$ 0.19
Net income attributable to HealthSouth common shareholders	$ 1.96	$ 8.28	$ 0.77
Amounts attributable to HealthSouth:
Income from continuing operations	158.8	889.8	77.1
Income from discontinued operations, net of tax	49.9	9.2	17.7
Net income attributable to HealthSouth	$ 208.7	$ 899	$ 94.8

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Allowance for doubtful accounts	$ 21.4	$ 22.7
Liabilities and Shareholders' Equity (Deficit)
Convertible perpetual preferred stock, par value	$ 0.1	$ 0.1
Convertible perpetual preferred stock, shares authorized	1,500,000	1,500,000
Convertible perpetual preferred stock, shares issued	400,000	400,000
Convertible perpetual preferred stock, liquidation preference	$ 1,000	$ 1,000
HealthSouth shareholders' equity (deficit):
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	200,000,000	200,000,000
Common stock, shares issued	99,735,959	97,626,393
Treasury stock, shares	4,489,079	4,180,025

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 30.1	$ 48.3
Restricted Cash	35.3	36.5
Current portion of restricted marketable securities	15	18.2
Accounts receivable, net of allowance for doubtful accounts of $21.4 in 2011; $22.7 in 2010	222.8	206.7
Deferred income tax assets	26.6	28.1
Prepaid expenses and other current assets	61.2	68.4
Total current assets	391	406.2
Property and equipment, net	664.4	632.9
Goodwill	421.7	420.3
Intangible assets, net	57.7	58.5
Investments in and advances to nonconsolidated affiliates	29	30.7
Deferred income tax assets	608.1	679.3
Other long-term assets	99.3	144.2
Total assets	2,271.2	2,372.1
Current liabilities:
Current portion of long-term debt	18.9	14.5
Accounts payable	45.4	44.6
Accrued payroll	85	77
Accrued interest payable	22.5	21.5
Refunds due patients and other third-party payors	7.3	48.3
Other current liabilities	134.1	153.4
Total current liabilities	313.2	359.3
Long-term debt, net of current portion	1,235.8	1,496.8
Self-insured risks	102.8	102.5
Other long-term liabilities	30.4	28.3
Total liabilities	1,682.2	1,986.9
Commitments and Contingencies
Convertible perpetual preferred stock, $.10 par value; 1,500,000 shares authorized; 400,000 shares issued in 2011 and 2010; liquidation preference of $1,000 per share	387.4	387.4
HealthSouth shareholders' equity (deficit):
Common stock, $.01 par value; 200,000,000 shares authorized; issued: 99,735,959 in 2011; 97,626,393 in 2010;	1	1
Capital in excess of par value	2,874.7	2,873.5
Accumulated deficit	(2,609.7)	(2,818.4)
Accumulated other comprehensive (loss) income	(0.2)	0.5
Treasury stock, at cost (4,489,079 shares in 2011 and 4,180,025 shares in 2010)	(148.8)	(141.8)
Total HealthSouth shareholders' equity (deficit)	117	(85.2)
Noncontrolling interests	84.6	83
Total shareholders' equity (deficit)	201.6	(2.2)
Total liabilities and shareholders' equity (deficit)	$ 2,271.2	$ 2,372.1

Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Comprehensive Income (Loss), Net of Tax, Attributable to Parent [Abstract]
Net income	$ 254.6	$ 939.8	$ 128.8
Net change in unrealized (loss) gain on available-for-sale securities:
Unrealized net holding (loss) gain arising during the period	(0.7)	0.5	1.3
Reclassifications to net income	0	(1.3)	1.6
Net change in unrealized (loss) gain on forward-starting interest rate swaps:
Unrealized net holding (loss) gain arising during the period	0	(4.7)	0.3
Reclassifications to net income	0	4.6	0
Other comprehensive (loss) income before income taxes	(0.7)	(0.9)	3.2
Provision for income tax benefit related to other comprehensive (loss) income items	0	1.4	0
Other comprehensive (loss) income, net of tax:	(0.7)	0.5	3.2
Comprehensive income	253.9	940.3	132
Less: Comprehensive income attributable to noncontrolling interests	(45.9)	(40.8)	(34)
Comprehensive income attributable to HealthSouth	$ 208	$ 899.5	$ 98

Consolidated Statement of Shareholders' Equity (USD $) In Millions, unless otherwise specified	Total	Common Stock	Capital in Excess of Par Value	Accumulated Deficit	Accumulated Other Comprehensive (Loss) Income	Treasury Stock	Noncontrolling Interests	Comprehensive Income
Balance at beginning of period at Dec. 31, 2008	$ (1,087.2)	$ 1	$ 2,956.5	$ (3,812.2)	$ (3.2)	$ (311.5)	$ 82.2
Balance at beginning of period, shares at Dec. 31, 2008		88
Comprehensive Income:
Net income	128.8			94.8			34	128.8
Other comprehensive income (loss), net of tax	3.2				3.2			3.2
Comprehensive income	132							132
Common stock issued under Securities Litigation Settlement	111.8		(63.5)			175.3
Common stock issued under Securities Litigation Settlement, shares		5
Convertible perpetual preferred stock dividends	(26)		(26)
Stock-based compensation	13.4		13.4
Distributions declared	(34.6)						(34.6)
Other	(7)		(0.5)			(1.3)	(5.2)
Other, Shares		0.3
Balance at end of period at Dec. 31, 2009	(897.6)	1	2,879.9	(3,717.4)	0	(137.5)	76.4
Balance at end of period, shares at Dec. 31, 2009		93.3
Comprehensive Income:
Net income	939.8			899			40.8	939.8
Other comprehensive income (loss), net of tax	0.5				0.5			0.5
Comprehensive income	940.3							940.3
Convertible perpetual preferred stock dividends	(26)		(26)
Stock-based compensation	16.4		16.4
Distributions declared	(36.6)						(36.6)
Other	1.3		3.2			(4.3)	2.4
Other, Shares		0.1
Balance at end of period at Dec. 31, 2010	(2.2)	1	2,873.5	(2,818.4)	0.5	(141.8)	83
Balance at end of period, shares at Dec. 31, 2010		93.4
Comprehensive Income:
Net income	254.6			208.7			45.9	254.6
Other comprehensive income (loss), net of tax	(0.7)				(0.7)			(0.7)
Comprehensive income	253.9							253.9
Convertible perpetual preferred stock dividends	(26)		(26)
Stock-based compensation	20.3		20.3
Distributions declared	(40.5)						(40.5)
Other	(3.9)		6.9			(7)	(3.8)
Other, Shares		1.8
Balance at end of period at Dec. 31, 2011	$ 201.6	$ 1	$ 2,874.7	$ (2,609.7)	$ (0.2)	$ (148.8)	$ 84.6
Balance at end of period, shares at Dec. 31, 2011		95.2

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income	$ 254.6	$ 939.8	$ 128.8
Income from discontinued operations, net of tax	(48.8)	(9.1)	(18.4)
Adjustments to reconcile net income to net cash provided by operating activities-
Provision for Doubtful Accounts	21	16.4	30.7
Provision for government, class action, and related settlements	(12.3)	1.1	36.7
UBS Settlement proceeds, gross	0	0	100
Depreciation and amortization	78.8	73.1	67.6
Amortization of debt issue costs, debt discounts, and fees	4.2	6.3	6.6
Loss on disposal of assets	4.3	1.4	3.4
Loss on early extinguishment of debt	38.8	12.3	12.5
Loss on interest rate swaps	0	13.3	19.6
Equity in net income of nonconsolidated affiliates	(12)	(10.1)	(4.6)
Distributions from nonconsolidated affiliates	13	8.1	8.6
Stock-based compensation	20.3	16.4	13.4
Deferred tax expense (benefit)	36.5	(743.7)	4.1
Other	(0.6)	(1.8)	0.5
(Increase) decrease in assets-
Accounts receivable	(37.1)	(21.5)	(16.5)
Prepaid expenses and other assets	(12.5)	(7.9)	3.8
Income tax refund receivable	2.5	7.5	45.9
Increase (Decrease) in liabilities-
Accounts payable	0.8	(0.8)	4.6
Accrued payroll	3.7	0.1	(10.9)
Accrued interest payable	1	14.7	(0.8)
Accrued fees and expenses for derivative plaintiffs' attorneys in UBS Settlement	0	0	(26.2)
Refunds due patients and other third-party payors	(16.2)	(3.4)	3.9
Other liabilities	4.1	8.1	(0.1)
Premium received on bond issuance	4.1	0	0
Premium paid on redemption of bonds	(26.9)	0	0
Termination of forward-starting interest rate swaps designated as cash flow hedges	0	(6.9)	0
Self-insured risks	3.8	7.3	(1.6)
Government, class action, and related settlements	8.5	(2.9)	(11.2)
Net cash provided by operating activities of discontinued operations	9.1	13.2	5.7
Total adjustments	136.9	(599.7)	295.7
Net cash provided by operating activities	342.7	331	406.1
Cash flows from investing activities:
Purchases of property and equipment	(100.3)	(62.8)	(63.3)
Capitalized software costs	(8.8)	(6.5)	(8)
Acquisition of businesses, net of cash acquired	(4.9)	(34.1)	0
Proceeds from sale of restricted investments	1.2	10.4	5
Purchases of restricted investments	(8.4)	(26)	(3.8)
Net change in restricted cash	1.2	31.3	(11.7)
Net settlements on interest rate swaps not designated as hedges	(10.9)	(44.7)	(42.2)
Net investment in interest rate swap not designated as hedges	0	0	(6.4)
Other	(0.9)	(0.4)	(1.2)
Net cash provided by (used in) investing activities of discontinued operations—
Proceeds from sale of LTCHs	107.9	0	0
Other investing activities of discontinued operations	(0.7)	6.9	(1.4)
Net cash used in investing activities	(24.6)	(125.9)	(133)
Cash flows from financing activities:
Principal borrowings on term loan	100	0	0
Principal borrowings on notes	0	0	15.5
Proceeds from bond issuance	120	525	290
Principal payments on debt, including pre-payments	(504.9)	(751.3)	(409.2)
Borrowings on revolving credit facility	338	100	10
Payments on revolving credit facility	(306)	(22)	(50)
Principal payments under capital lease obligations	(13.2)	(14.9)	(13.4)
Dividends paid on convertible perpetual preferred stock	(26)	(26)	(26)
Debt amendment and issuance costs	(4.4)	(19.3)	(10.6)
Distributions paid to noncontrolling interests of consolidated affiliates	(44.2)	(34.4)	(32.7)
Other	4.3	5.2	0.9
Net cash provided by (used in) financing activities of discontinued operations	0	0	1.2
Net cash used in financing activities	(336.4)	(237.7)	(224.3)
(Decrease) increase in cash and cash equivalents	(18.3)	(32.6)	48.8
Cash and cash equivalents at beginning of year	48.3	80.7	31.7
Cash and cash equivalents of facilities at beginning of year	0.1	0.3	0.5
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	0	(0.1)	(0.3)
Cash and cash equivalents at end of year	30.1	48.3	80.7
Cash (paid) received during the year for-
Interest	(115.4)	(106.1)	(121.3)
Income tax refunds	9.6	15.7	63.7
Income tax payments	(9.1)	(10)	(10.5)
Acquisitions of businesses:
Fair value of assets acquired	0.7	19.2	0
Goodwill, Acquisitions	1.4	12.6	0
Fair value of other liabilities assumed	0	(0.7)	0
Noncompete agreements	2.8	11.4	0
Note payable	0	(8.4)	0
Net cash paid for acquisitions	4.9	34.1	0
Securities Litigation Settlement	0	0	294.6
Other, net	$ 15.4	$ 4.5	$ 0.3

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies:
Organization and Description of Business—
HealthSouth Corporation, incorporated in Delaware in 1984, including its subsidiaries, is the largest owner and operator of inpatient rehabilitation hospitals in the United States. We operate inpatient rehabilitation hospitals and provide specialized rehabilitative treatment on both an inpatient and outpatient basis. References herein to “HealthSouth,” the “Company,” “we,” “our,” or “us” refer to HealthSouth Corporation and its subsidiaries unless otherwise stated or indicated by context.
As of December 31, 2011, we operated 99 inpatient rehabilitation hospitals (including 3 hospitals that operate as joint ventures which we account for using the equity method of accounting). We are the sole owner of 70 of these hospitals. We retain 50.0% to 97.5% ownership in the remaining 29 jointly owned hospitals. Our inpatient rehabilitation hospitals are located in 27 states and Puerto Rico, with a concentration of hospitals in the eastern half of the United States and Texas. We also had 26 outpatient rehabilitation satellite clinics operated by our hospitals, including one joint venture satellite. We also provide home health services through 25 licensed, hospital-based home health agencies. In addition to HealthSouth hospitals, we manage three inpatient rehabilitation units through management contracts.
Reclassifications—
As discussed more fully in Note 18, Assets and Liabilities in and Results of Discontinued Operations, we sold five of our six long-term acute care hospitals ("LTCHs") and closed the remaining LTCH during 2011. Accordingly, we reclassified our consolidated balance sheet as of December 31, 2010 to present the assets and liabilities of all six of our LTCHs in discontinued operations. We also reclassified our consolidated statements of operations and consolidated statements of cash flows for the years ended December 31, 2010 and 2009 to include these facilities and their results of operations as discontinued operations.
Certain immaterial amounts have been reclassified to conform to the current year presentation. In our consolidated balance sheet as of December 31, 2010, we reclassified internal-use software totaling $9.7 million from Property and equipment, net to Intangible assets, net. This reclassification had no impact on Total current assets or Total assets. See Note 6, Goodwill and Other Intangible Assets.
In addition, and in order to present previously provided financial information on a basis that is comparable to the basis on which we prepared and reported similar information in our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2012 and March 31, 2012, we have recast our previously issued annual financial statements originally reported within our Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 23, 2012, to reflect the following:

•
Effective January 1, 2012, we adopted Accounting Standards Update 2011-07, Healthcare Entities (Topic 954), "Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Healthcare Entities," which requires certain healthcare entities to present the provision for doubtful accounts relating to patient service revenue as a deduction from patient service revenue in the statement of operations rather than as an operating expense. All periods have been reclassified to conform to this presentation. Our adoption of this standard had no net impact on our financial position, results of operations, or cash flows. This standard also requires healthcare entities to provide enhanced disclosure about their policies for recognizing revenue and assessing bad debts, as well as qualitative and quantitative information about changes in the allowance for doubtful accounts. All disclosures have been adjusted throughout these financial statements, as applicable. See the "Net Operating Revenues," "Accounts Receivable and Allowance for Doubtful Accounts," and "Recent Accounting Pronouncements" sections of this note.

•
In the first quarter of 2012, we adopted additional guidance from the Financial Accounting Standards Board (the "FASB") regarding fair value measurement and disclosure requirements. The additional guidance includes the requirement to categorize by level of the fair value hierarchy items not measured at fair value in our balance sheet but for which fair value is required to be disclosed. This requirement primarily impacted our fair value disclosures related to our long-term debt and had no impact on our financial position, results of operations, or cash flows. See the "Recent Accounting Pronouncements" section of this note and Note 15, Fair Value Measurements.

Out-of-Period Adjustments—
During the preparation of our condensed consolidated financial statements for the quarterly period ended June 30, 2009, we identified an error in our consolidated financial statements as of and for the year ended December 31, 2008 and prior periods and our condensed consolidated financial statements as of and for the quarterly period ended March 31, 2009. We corrected this error in our financial statements by adjusting Equity in net income of nonconsolidated affiliates, which resulted in a reduction of both our Income from continuing operations before income tax benefit and our Net income of approximately $4.5 million for the year ended December 31, 2009. This error related primarily to an approximate $9.6 million overstatement of our investment in a joint venture hospital we account for using the equity method of accounting due to the understatement of prior period income tax provisions of this joint venture hospital and the adjustment of certain liabilities due to this joint venture hospital. We also adjusted Other current liabilities by approximately $4.7 million due to changes in amounts due to us for expenses paid on behalf of this joint venture hospital. We do not believe these adjustments are material to the consolidated financial statements as of December 31, 2009 or to any prior years' consolidated financial statements. As a result, we did not restate any prior period amounts.
During 2011, we recorded additional income tax expense of approximately $7 million for out-of-period adjustments primarily related to corrections to our 2010 deferred tax assets associated with our net operating losses ("NOLs") and the corresponding valuation allowance. We corrected the errors in our financial statements by increasing our Provision for income tax expense, which resulted in a reduction of Income from continuing operations and Net income for the year ended December 31, 2011. We do not believe the errors or their corrections are material to the consolidated financial statements as of December 31, 2011 or to any prior years' consolidated financial statements. As a result, we have not restated any 2010 amounts. See Note 19, Income Taxes.
Basis of Presentation and Consolidation—
The accompanying consolidated financial statements of HealthSouth and its subsidiaries were prepared in accordance with generally accepted accounting principles in the United States of America and include the assets, liabilities, revenues, and expenses of all wholly owned subsidiaries, majority-owned subsidiaries over which we exercise control, and, when applicable, entities in which we have a controlling financial interest.
We use the equity method to account for our investments in entities we do not control, but where we have the ability to exercise significant influence over operating and financial policies. Consolidated net income attributable to HealthSouth includes our share of the net earnings of these entities. The difference between consolidation and the equity method impacts certain of our financial ratios because of the presentation of the detailed line items reported in the consolidated financial statements for consolidated entities compared to a one line presentation of equity method investments.
We use the cost method to account for our investments in entities we do not control and for which we do not have the ability to exercise significant influence over operating and financial policies. In accordance with the cost method, these investments are recorded at the lower of cost or fair value, as appropriate.
We also consider the guidance for consolidating variable interest entities.
We eliminate all significant intercompany accounts and transactions from our financial results.
Use of Estimates and Assumptions—
The preparation of our consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are used for, but not limited to: (1) allowance for contractual revenue adjustments; (2) allowance for doubtful accounts; (3) asset impairments, including goodwill; (4) depreciable lives of assets; (5) useful lives of intangible assets; (6) economic lives and fair value of leased assets; (7) income tax valuation allowances; (8) uncertain tax positions; (9) fair value of stock options and restricted stock containing a market condition; (10) fair value of interest rate swaps; (11) reserves for professional, workers’ compensation, and comprehensive general insurance liability risks; and (12) contingency and litigation reserves. Future events and their effects cannot be predicted with certainty; accordingly, our accounting estimates require the exercise of judgment. The accounting estimates used in the preparation of our consolidated financial statements will change as new events occur, as more experience is acquired, as additional information is obtained, and as our operating environment changes. We evaluate and update our assumptions and estimates on an ongoing basis and may employ outside experts to assist in our evaluation, as considered necessary. Actual results could differ from those estimates.
Risks and Uncertainties—
As a healthcare provider, we are required to comply with extensive and complex laws and regulations at the federal, state, and local government levels. These laws and regulations relate to, among other things:

•	licensure, certification, and accreditation;

•	policies, either at the national or local level, delineating what conditions must be met to qualify for reimbursement under Medicare (also referred to as coverage requirements);

•	coding and billing for services;

•	requirements of the 60% compliance threshold under The Medicare, Medicaid and State Children’s Health Insurance Program (SCHIP) Extension Act of 2007;

•	relationships with physicians and other referral sources, including physician self-referral and anti-kickback laws;

•	quality of medical care;

•	use and maintenance of medical supplies and equipment;

•	maintenance and security of patient information and medical records;

•	acquisition and dispensing of pharmaceuticals and controlled substances; and

•	disposal of medical and hazardous waste.
In the future, changes in these laws and regulations or the manner in which they are enforced could subject our current or past practices to allegations of impropriety or illegality or could require us to make changes in our hospitals, equipment, personnel, services, capital expenditure programs, operating procedures, and contractual arrangements.
If we fail to comply with applicable laws and regulations, we could be subjected to liabilities, including (1) criminal penalties, (2) civil penalties, including monetary penalties and the loss of our licenses to operate one or more of our hospitals, and (3) exclusion or suspension of one or more of our hospitals from participation in the Medicare, Medicaid, and other federal and state healthcare programs which, if lengthy in duration and material to us, could potentially trigger a default under our credit agreement. Because Medicare comprises a significant portion of our Net operating revenues, it is important for us to remain compliant with the laws and regulations governing the Medicare program and related matters including anti-kickback and anti-fraud requirements. Substantial damages and other remedies assessed against us could have a material adverse effect on our business, financial position, results of operation, and cash flows. Even the assertion of a violation, depending on its nature, could have a material adverse effect upon our stock price or reputation.
Historically, the United States Congress and some state legislatures have periodically proposed significant changes in regulations governing the healthcare system. Many of these changes have resulted in limitations on the increases in and, in some cases, significant roll-backs or reductions in the levels of payments to healthcare providers for services under many government reimbursement programs. There can be no assurance that future governmental initiatives will not result in pricing roll-backs or freezes or reimbursement reductions. Because we receive a significant percentage of our revenues from Medicare, such changes in legislation might have a material adverse effect on our financial position, results of operations, and cash flows, if any such changes were to occur.
In March 2010, President Obama signed into law the Patient Protection and Affordable Care Act (the “PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended the PPACA (together, the “2010 Healthcare Reform Laws”). Many provisions within the 2010 Healthcare Reform Laws have impacted or could in the future impact our business, including: (1) reducing annual market basket updates to providers, which include annual productivity adjustments; (2) the possible combining, or “bundling,” of reimbursement for a Medicare beneficiary’s episode of care at some point in the future; (3) implementing a voluntary program for accountable care organizations; (4) creating an Independent Payment Advisory Board; and (5) modifying employer-sponsored healthcare insurance plans.
Most notably for us, these laws include a reduction in annual market basket updates to hospitals. In accordance with Medicare laws and statutes, the United States Centers for Medicare and Medicaid Services (“CMS”) makes annual adjustments to Medicare reimbursement rates by what is commonly known as a “market basket update.” The reductions in our annual market basket updates began April 1, 2010 and continue through 2019 for each CMS fiscal year, which for us begins October 1, as follows:

2010	2011	2012-13	2014	2015-16	2017-19
0.25%	0.25%	0.1%	0.3%	0.2%	0.75%

In addition, beginning on October 1, 2011, the 2010 Healthcare Reform Laws require the market basket update to be reduced by a productivity adjustment on an annual basis. The productivity adjustments equal the trailing 10-year average of changes in annual economy-wide private nonfarm business multi-factor productivity. The productivity adjustment effective from October 1, 2011 to September 30, 2012 is a decrease to the market basket update of 1.0%.
On July 29, 2011, CMS released its notice of final rulemaking for fiscal year 2012 (the “2012 Rule”) for inpatient rehabilitation facilities under the prospective payment system (“IRF-PPS”). The 2012 Rule is effective for Medicare discharges between October 1, 2011 and September 30, 2012. The pricing changes in this rule include a 2.9% market basket update that has been reduced by 0.1% to 2.8% under the requirements of the 2010 Healthcare Reform Laws discussed above, as well as other pricing changes that impact our hospital-by-hospital base rate for Medicare reimbursement.
On August 2, 2011, President Obama signed into law the Budget Control Act of 2011, provisions of which will result in an automatic 2% reduction of Medicare program payments for all healthcare providers upon executive order of the President in January 2013. There also continue to be a number of efforts in both the United States Senate and the House of Representatives to address the federal spending deficit by, at least in part, reducing Medicare spending. On December 23, 2011, Congress passed, and President Obama signed into law, an extension of the current Medicare physician fee schedule payment rates from January 1, 2012 through February 29, 2012, and again in February 2012, they acted to extend the current Medicare physician reimbursement rates through December 31, 2012, further postponing the statutory reduction. If Congress does not again extend relief as it has done since 2002 or permanently modify the sustainable growth rate formula by January 1, 2013, payment levels for outpatient services under the physician fee schedule will be reduced at that point by more than 27%.
The 2010 Healthcare Reform Laws include other provisions that could affect us as well. They include the expansion of the federal Anti-Kickback Law and the False Claims Act that, when combined with other recent federal initiatives, are likely to increase investigation and enforcement efforts in the healthcare industry generally. Changes include increased resources for enforcement, lowered burden of proof for the government in healthcare fraud matters, expanded definition of claims under the False Claims Act, enhanced penalties, and increased rewards for relators in successful prosecutions. The 2010 Healthcare Reform Laws also require the establishment of new mandatory quality data reporting programs for inpatient rehabilitation facilities to take effect for fiscal year 2014. CMS is required to select and publish quality measures for these providers by October 1, 2012. Under these programs, a provider that fails to report on the selected quality measures will have its annual payment update factor reduced by 2% for an applicable fiscal year for any hospital found not in compliance with the reporting requirements. Our efforts to comply with these reporting requirements may negatively impact our cash flows.
Some states in which we operate have also undertaken, or are considering, healthcare reform initiatives that address similar issues. While many of the stated goals of the reform initiatives are consistent with our own goal to provide care that is high-quality and cost-effective, legislation and regulatory proposals may lower reimbursements, increase the cost of compliance, and otherwise adversely affect our business. We cannot predict what healthcare initiatives, if any, will be enacted, implemented or amended, or the effect any future legislation or regulation will have on us.
If we are not able to maintain increased case volumes or reduce operating costs to offset any future pricing roll-back or freeze or increased costs associated with new regulatory compliance obligations, our operating results could be adversely affected. Our results could be further adversely affected by other changes in laws or regulations governing the Medicare program, as well as possible changes to or expansion of the audit processes conducted by Medicare contractors or Medicare recovery audit contractors.
In addition, there are increasing pressures, including as a result of the 2010 Healthcare Reform Laws, from many third-party payors to control healthcare costs and to reduce or limit increases in reimbursement rates for medical services. Our relationships with managed care and non-governmental third-party payors, such as health maintenance organizations and preferred provider organizations, are generally governed by negotiated agreements. These agreements set forth the amounts we are entitled to receive for our services. We could be adversely affected in some of the markets where we operate if we are unable to negotiate and maintain favorable agreements with third-party payors.
Our third-party payors may also, from time to time, request audits of the amounts paid, or to be paid, to us under our agreements with them. We could be adversely affected in some of the markets where we operate if the auditing payor alleges that substantial overpayments were made to us due to coding errors or lack of documentation to support medical necessity determinations.
As discussed in Note 22, Contingencies and Other Commitments, we are a party to a number of lawsuits. We cannot predict the outcome of litigation filed against us. Substantial damages or other monetary remedies assessed against us could have a material adverse effect on our business, financial position, results of operations, and cash flows.
Net Operating Revenues—
During the year ended December 31, 2012, 2011, and 2010, we derived consolidated Net operating revenues from the following payor sources:

	For the Year Ended December 31,
	2011	2010	2009
Medicare	72.0%	70.5%	67.8%
Medicaid	1.6%	1.8%	2.2%
Workers' compensation	1.6%	1.6%	1.7%
Managed care and other discount plans	19.8%	21.3%	23.0%
Other third-party payors	2.0%	2.3%	2.6%
Patients	1.2%	1.3%	1.3%
Other income	1.8%	1.2%	1.4%
Total	100.0%	100.0%	100.0%

We recognize net patient service revenues in the reporting period in which we perform the service based on our current billing rates (i.e., gross charges), less actual adjustments and estimated discounts for contractual allowances (principally for patients covered by Medicare, Medicaid, and managed care and other health plans). We record gross service charges in our accounting records on an accrual basis using our established rates for the type of service provided to the patient. We recognize an estimated contractual allowance to reduce gross patient charges to the amount we estimate we will actually realize for the service rendered based upon previously agreed to rates with a payor. Our patient accounting system calculates contractual allowances on a patient-by-patient basis based on the rates in effect for each primary third-party payor. Other factors that are considered and could further influence the level of our reserves include the patient’s total length of stay for in-house patients, each patient’s discharge destination, the proportion of patients with secondary insurance coverage and the level of reimbursement under that secondary coverage, and the amount of charges that will be disallowed by payors. Such additional factors are assumed to remain consistent with the experience for patients discharged in similar time periods for the same payor classes, and additional reserves are provided to account for these factors. Payors include federal and state agencies, including Medicare and Medicaid, managed care health plans, commercial insurance companies, employers, and patients.
Management continually reviews the contractual estimation process to consider and incorporate updates to laws and regulations and the frequent changes in managed care contractual terms that result from contract renegotiations and renewals. Due to complexities involved in determining amounts ultimately due under reimbursement arrangements with third-party payors, which are often subject to interpretation, we may receive reimbursement for healthcare services authorized and provided that is different from our estimates, and such differences could be material. In addition, laws and regulations governing the Medicare and Medicaid programs are complex, subject to interpretation, and are routinely modified for provider reimbursement. All healthcare providers participating in the Medicare and Medicaid programs are required to meet certain financial reporting requirements. Federal regulations require submission of annual cost reports covering medical costs and expenses associated with the services provided by each hospital to program beneficiaries. Annual cost reports required under the Medicare and Medicaid programs are subject to routine audits, which may result in adjustments to the amounts ultimately determined to be due to HealthSouth under these reimbursement programs. These audits often require several years to reach the final determination of amounts earned under the programs. If actual results are not consistent with our assumptions and judgments, we may be exposed to gains or losses that could be material.
CMS has been granted authority to suspend payments, in whole or in part, to Medicare providers if CMS possesses reliable information an overpayment, fraud, or willful misrepresentation exists. If CMS suspects payments are being made as the result of fraud or misrepresentation, CMS may suspend payment at any time without providing prior notice to us. The initial suspension period is limited to 180 days. However, the payment suspension period can be extended almost indefinitely if the matter is under investigation by the United States Department of Health and Human Services Office of Inspector General (the "HHS-OIG") or the United States Department of Justice. Therefore, we are unable to predict if or when we may be subject to a suspension of payments by the Medicare and/or Medicaid programs, the possible length of the suspension period, or the potential cash flow impact of a payment suspension. Any such suspension would adversely impact our financial position, results of operations, and cash flows.
We provide care to patients who are financially unable to pay for the healthcare services they receive, and because we do not pursue collection of amounts determined to qualify as charity care, such amounts are not recorded as revenues.
Cash and Cash Equivalents—
Cash and cash equivalents include highly liquid investments with maturities of three months or less when purchased. Carrying values of Cash and cash equivalents approximate fair value due to the short-term nature of these instruments.
We maintain amounts on deposit with various financial institutions, which may, at times, exceed federally insured limits. However, management periodically evaluates the credit-worthiness of those institutions, and we have not experienced any losses on such deposits.
Marketable Securities—
We record all equity securities with readily determinable fair values and for which we do not exercise significant influence as available-for-sale securities. We carry the available-for-sale securities at fair value and report unrealized holding gains or losses, net of income taxes, in Accumulated other comprehensive (loss) income, which is a separate component of shareholders’ equity (deficit). We recognize realized gains and losses in our consolidated statements of operations using the specific identification method.
Unrealized losses are charged against earnings when a decline in fair value is determined to be other than temporary. Management reviews several factors to determine whether a loss is other than temporary, such as the length of time a security is in an unrealized loss position, the extent to which fair value is less than cost, the financial condition and near term prospects of the issuer, and our ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value.
Accounts Receivable and Allowance for Doubtful Accounts—
We report accounts receivable at estimated net realizable amounts from services rendered from federal and state agencies (under the Medicare and Medicaid programs), managed care health plans, commercial insurance companies, workers’ compensation programs, employers, and patients. Our accounts receivable are geographically dispersed, but a significant portion of our revenues are concentrated by type of payors. The concentration of net patient service accounts receivable by payor class, as a percentage of total net patient service accounts receivable as of the end of each of the reporting periods, is as follows:

	As of December 31,
	2011	2010
Medicare	60.7%	58.7%
Medicaid	2.6%	2.2%
Workers' compensation	3.2%	3.1%
Managed care and other discount plans	26.8%	28.9%
Other third-party payors	4.7%	5.0%
Patients	2.0%	2.1%
Total	100.0%	100.0%

During the years ended December 31, 2011, 2010, and 2009, approximately 72.0%, 70.5%, and 67.8%, respectively, of our Net operating revenues related to patients participating in the Medicare program. While revenues and accounts receivable from the Medicare program are significant to our operations, we do not believe there are significant credit risks associated with this government agency. Because Medicare traditionally pays claims faster than our other third-party payors, the percentage of our Medicare charges in accounts receivable is less than the percentage of our Medicare revenues. We do not believe there are any other significant concentrations of revenues from any particular payor that would subject us to any significant credit risks in the collection of our accounts receivable.
We provide for accounts receivable that could become uncollectible by establishing an allowance to reduce the carrying value of such receivables to their estimated net realizable value. Additions to the allowance for doubtful accounts are made by means of the Provision for doubtful accounts. We write off uncollectible accounts (after exhausting collection efforts) against the allowance for doubtful accounts. Subsequent recoveries are recorded via the Provision for doubtful accounts.
The collection of outstanding receivables from Medicare, managed care payors, other third-party payors, and patients is our primary source of cash and is critical to our operating performance. While it is our policy to verify insurance prior to a patient being admitted, there are various exceptions that can occur. Such exceptions include instances where we are (1) unable to obtain verification because the patient's insurance company was unable to be reached or contacted, (2) a determination is made that a patient may be eligible for benefits under various government programs, such as Medicaid, and it takes several days, weeks, or months before qualification for such benefits is confirmed or denied, and (3) the patient is transferred to our hospital from an acute care hospital without having access to a credit card, cash, or check to pay the applicable patient responsibility amounts (i.e., deductibles and co-payments). Based on our historical collection trends, our primary collection risks relate to patient accounts for which the patient was the primary payor or the primary insurance carrier has paid the amounts covered by the applicable agreement, but patient responsibility amounts remain outstanding. Changes in the economy, such as increased unemployment rates or periods of recession, can further exacerbate our ability to collect patient responsibility amounts.
We estimate our allowance for doubtful accounts based on the aging of our accounts receivable, our historical collection experience for each type of payor, and other relevant factors so that the remaining receivables, net of allowances, are reflected at their estimated net realizable values. Accounts requiring collection efforts are reviewed via system-generated work queues that automatically stage (based on age and size of outstanding balance) accounts requiring collection efforts for patient account representatives. Collection efforts include contacting the applicable party (both in writing and by telephone), providing information (both financial and clinical) to allow for payment or to overturn payor decisions to deny payment, and arranging payment plans with self-pay patients, among other techniques. When we determine all in-house efforts have been exhausted or it is a more prudent use of resources, accounts may be turned over to a collection agency. Accounts are written off after all collection efforts (internal and external) have been exhausted.
We have experienced denials of certain diagnosis codes by Medicare contractors based on medical necessity. We dispute, or "appeal," most of these denials, and we have historically collected approximately 58% of all amounts denied. The resolution of these disputes can take in excess of one year, and we cannot provide assurance as to our ongoing and future success of these disputes. As such, we make provisions against these receivables in accordance with our accounting policy that necessarily considers the age and historical collection trends of the receivables in this review process as part of our Provision for doubtful accounts. Because we do not write-off receivables until all collection efforts have been exhausted, we do not write-off receivables related to denied claims while they are in this review process. When the amount collected related to denied claims differs from the net amount previously recorded, these collection differences are recorded in the Provision for doubtful accounts. As a result, the timing of these denials by Medicare contractors and their subsequent collection can create volatility in our Provision for doubtful accounts.
If actual results are not consistent with our assumptions and judgments, we may be exposed to gains or losses that could be material. Changes in general economic conditions, business office operations, payor mix, or trends in federal or state governmental and private employer healthcare coverage could affect our collection of accounts receivable, financial position, results of operations, and cash flows.
Property and Equipment—
We report land, buildings, improvements, and equipment at cost, net of accumulated depreciation and amortization and any asset impairments. We report assets under capital lease obligations at the lower of fair value or the present value of the aggregate future minimum lease payments at the beginning of the lease term. We depreciate our assets using the straight-line method over the shorter of the estimated useful life of the assets or life of the lease term, excluding any lease renewals, unless the lease renewals are reasonably assured. Useful lives are generally as follows:

Years
Buildings	15 to 30
Leasehold improvements	2 to 15
Furniture, fixtures, and equipment	3 to 10
Assets under capital lease obligations:
Real estate	15 to 20
Equipment	3 to 5

Maintenance and repairs of property and equipment are expensed as incurred. We capitalize replacements and betterments that increase the estimated useful life of an asset. We capitalize pre-acquisition costs when they are directly identifiable with a specific property, the costs would be capitalizable if the property were already acquired, and acquisition of the property is probable. We capitalize interest expense on major construction and development projects while in progress.
We retain fully depreciated assets in property and accumulated depreciation accounts until we remove them from service. In the case of sale, retirement, or disposal, the asset cost and related accumulated depreciation balances are removed from the respective accounts, and the resulting net amount, less any proceeds, is included as a component of income from continuing operations in the consolidated statements of operations. However, if the sale, retirement, or disposal involves a discontinued operation, the resulting net amount, less any proceeds, is included in the results of discontinued operations.
We account for operating leases by recognizing escalated rents, including any rent holidays, on a straight-line basis over the term of the lease.
Goodwill and Other Intangible Assets—
We are required to test our goodwill for impairment at least annually, absent some triggering event that would accelerate an impairment assessment. Absent any impairment indicators, we perform our goodwill impairment testing as of October 1st of each year.
We recognize an impairment charge for any amount by which the carrying amount of goodwill exceeds its implied fair value. We present a goodwill impairment charge as a separate line item within income from continuing operations in the consolidated statements of operations, unless the goodwill impairment is associated with a discontinued operation. In that case, we include the goodwill impairment charge, on a net-of-tax basis, within the results of discontinued operations.
As discussed in the "Recent Accounting Pronouncements" section of this note, in September 2011, the FASB amended its guidance on goodwill impairment testing to simplify the process for entities. The amended guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. We early adopted this guidance in the fourth quarter of 2011.
We assess qualitative factors in our single reporting unit to determine whether it is necessary to perform the first step of the two-step quantitative goodwill impairment test. If, based on this qualitative assessment, we were to believe we must proceed to Step 1, we would determine the fair value of our reporting unit using generally accepted valuation techniques including the income approach and the market approach. The income approach includes the use of our reporting unit's discounted projected operating results and cash flows. This approach includes many assumptions related to pricing and volume, operating expenses, capital expenditures, discount factors, tax rates, etc. Changes in economic and operating conditions impacting these assumptions could result in goodwill impairment in future periods. We reconcile the estimated fair value of our reporting unit to our market capitalization. When we dispose of a hospital, goodwill is allocated to the gain or loss on disposition using the relative fair value methodology.
We amortize the cost of intangible assets with finite useful lives over their respective estimated useful lives to their estimated residual value. As of December 31, 2011, none of our finite useful lived intangible assets has an estimated residual value. We also review these assets for impairment whenever events or changes in circumstances indicate we may not be able to recover the asset’s carrying amount. As of December 31, 2011, we do not have any intangible assets with indefinite useful lives. The range of estimated useful lives and the amortization basis for our other intangible assets are generally as follows:

Estimated Useful Life and Amortization Basis
Certificates of need	13 to 30 years using straight-line basis
Licenses	10 to 20 years using straight-line basis
Noncompete agreements	3 to 18 years using straight-line basis
Tradenames	10 to 20 years using straight-line basis
Internal-use software	3 to 7 years using straight-line basis
Market access assets	20 years using accelerated basis

We capitalize the costs of obtaining or developing internal-use software, including external direct costs of material and services and directly related payroll costs. Amortization begins when the internal-use software is ready for its intended use. Costs incurred during the preliminary project stage and post-implementation stage, as well as maintenance and training costs, are expensed as incurred.
Our market access assets are valued using discounted cash flows under the income approach. The value of the market access assets is attributable to our ability to gain access to and penetrate an acquired facility's historical market patient base. To determine this value, we first develop a debt-free net cash flow forecast under various patient volume scenarios. The debt-free net cash flow is then discounted back to present value using a discount factor, which includes an adjustment for company-specific risk. As noted in the above table, we amortize these assets over 20 years using an accelerated basis that reflects the pattern in which we believe the economic benefits of the market access will be consumed.
Impairment of Long-Lived Assets and Other Intangible Assets—
We assess the recoverability of long-lived assets (excluding goodwill) and identifiable acquired intangible assets with finite useful lives, whenever events or changes in circumstances indicate we may not be able to recover the asset’s carrying amount. We measure the recoverability of assets to be held and used by a comparison of the carrying amount of the asset to the expected net future cash flows to be generated by that asset, or, for identifiable intangibles with finite useful lives, by determining whether the amortization of the intangible asset balance over its remaining life can be recovered through undiscounted future cash flows. The amount of impairment of identifiable intangible assets with finite useful lives, if any, to be recognized is measured based on projected discounted future cash flows. We measure the amount of impairment of other long-lived assets (excluding goodwill) as the amount by which the carrying value of the asset exceeds the fair market value of the asset, which is generally determined based on projected discounted future cash flows or appraised values. We classify long-lived assets to be disposed of other than by sale as held and used until they are disposed. We report long-lived assets to be disposed of by sale as held for sale and recognize those assets in the balance sheet at the lower of carrying amount or fair value less cost to sell, and we cease depreciation.
Investments in and Advances to Nonconsolidated Affiliates—
Investments in entities we do not control but in which we have the ability to exercise significant influence over the operating and financial policies of the investee are accounted for under the equity method. Equity method investments are recorded at original cost and adjusted periodically to recognize our proportionate share of the investees’ net income or losses after the date of investment, additional contributions made, dividends or distributions received, and impairment losses resulting from adjustments to net realizable value. We record equity method losses in excess of the carrying amount of an investment when we guarantee obligations or we are otherwise committed to provide further financial support to the affiliate.
We use the cost method to account for equity investments for which the equity securities do not have readily determinable fair values and for which we do not have the ability to exercise significant influence. Under the cost method of accounting, private equity investments are carried at cost and are adjusted only for other-than-temporary declines in fair value, additional investments, or distributions deemed to be a return of capital.
Management periodically assesses the recoverability of our equity method and cost method investments and equity method goodwill for impairment. We consider all available information, including the recoverability of the investment, the earnings and near-term prospects of the affiliate, factors related to the industry, conditions of the affiliate, and our ability, if any, to influence the management of the affiliate. We assess fair value based on valuation methodologies, as appropriate, including discounted cash flows, estimates of sales proceeds, and external appraisals, as appropriate. If an investment or equity method goodwill is considered to be impaired and the decline in value is other than temporary, we record an appropriate write-down.
Common Stock Warrants—
In January 2004, we repaid our then-outstanding 3.25% Convertible Debentures using the net proceeds of a loan arranged by Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. We accounted for this extinguishment of debt by separately computing the amounts attributable to the debt and the purchase warrants and giving accounting recognition to each component. We based our allocation to each component on the relative market value of the two components at the time of issuance. The portion allocable to the warrants was accounted for as additional paid-in capital. See Note 20, Earnings per Common Share.
See also Note 12, Shareholders' Equity (Deficit), for information related to common stock warrants issued under our Securities Litigation Settlement.
Financing Costs—
We amortize financing costs using the effective interest method over the life of the related debt. The related expense is included in Interest expense and amortization of debt discounts and fees in our consolidated statements of operations.
We accrete discounts and amortize premiums using the effective interest method over the life of the related debt, and we report discounts or premiums as a direct deduction from, or addition to, the face amount of the financing. The related income or expense is included in Interest expense and amortization of debt discounts and fees in our consolidated statements of operations.
Fair Value Measurements—
Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions market participants would use in pricing an asset or liability.
The basis for these assumptions establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 – Observable inputs such as quoted prices in active markets;

•	Level 2 – Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 – Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.
Assets and liabilities measured at fair value are based on one or more of three valuation techniques. The three valuation techniques are as follows:

•	Market approach – Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities;

•	Cost approach – Amount that would be required to replace the service capacity of an asset (i.e., replacement cost); and

•	Income approach – Techniques to convert future amounts to a single present amount based on market expectations (including present value techniques, option-pricing models, and lattice models).
Our financial instruments consist mainly of cash and cash equivalents, restricted cash, restricted marketable securities, accounts receivable, accounts payable, letters of credit, long-term debt, and interest rate swap agreements. The carrying amounts of cash and cash equivalents, restricted cash, accounts receivable, and accounts payable approximate fair value because of the short-term maturity of these instruments. The fair value of our letters of credit is deemed to be the amount of payment guaranteed on our behalf by third-party financial institutions. We determine the fair value of our long-term debt using quoted market prices, when available, or discounted cash flows based on various factors, including maturity schedules, call features, and current market rates.
On a recurring basis, we are required to measure our available-for-sale restricted marketable securities and, prior to March 2011, our interest rate swaps at fair value. The fair values of our available-for-sale restricted marketable securities are determined based on quoted market prices in active markets or quoted prices, dealer quotations, or alternative pricing sources supported by observable inputs in markets that are not considered to be active. The fair value of our interest rate swaps was determined using the present value of the fixed leg and floating leg of each swap. The value of the fixed leg was the present value of the known fixed coupon payments discounted at the rates implied by the LIBOR-swap curve adjusted for the credit spreads applicable to the debt of the party in a liability position. This adjustment was meant to capture the price of transferring the liability to a similarly-rated counterparty. The value of the floating leg was the present value of the floating coupon payments which were derived from the forward LIBOR-swap rates and discounted at the same rates as the fixed leg.
On a nonrecurring basis, we are required to measure property and equipment, goodwill, other intangible assets, investments in nonconsolidated affiliates, and assets and liabilities of discontinued operations at fair value. Generally, assets are recorded at fair value on a nonrecurring basis as a result of impairment charges or similar adjustments made to the carrying value of the applicable assets. The fair value of our property and equipment is determined using discounted cash flows and significant unobservable inputs, unless there is an offer to purchase such assets, which would be the basis for determining fair value. The fair value of our intangible assets, excluding goodwill, is determined using discounted cash flows and significant unobservable inputs. The fair value of our investments in nonconsolidated affiliates is determined using quoted prices in private markets, discounted cash flows or earnings, or market multiples derived from a set of comparables. The fair value of our assets and liabilities of discontinued operations is determined using discounted cash flows and significant unobservable inputs unless there is an offer to purchase such assets and liabilities, which would be the basis for determining fair value. The fair value of our goodwill is determined using discounted projected operating results and cash flows, which involve significant unobservable inputs. Goodwill is tested for impairment as of October 1st of each year, absent any impairment indicators.
Derivative Instruments—
As of December 31, 2011, we did not have any derivative instruments outstanding. Historically, our derivative instruments consisted only of interest rate swaps that were recorded on our balance sheet at fair value. Changes in the fair values of our derivatives were recorded each period in current earnings or in other comprehensive income, depending on their designations as trading or hedging swaps.
For derivative instruments not designated as hedging instruments, all changes in fair value were reported in current period earnings on the line entitled Loss on interest rate swaps in our consolidated statements of operations. Net cash settlements on these non-designated swaps were included in investing activities in our consolidated statements of cash flows.
For derivative instruments designated as cash flow hedges, the effective portion of changes in fair value was deferred as a component of other comprehensive income and reclassified to earnings as part of interest expense in the same period in which the hedged item impacted earnings. The ineffective portion, if any, was reported in earnings as part of Loss on interest rate swaps. Net cash settlements on these swaps that were designated as cash flow hedges were included in operating activities in our consolidated statements of cash flows.
We did not have any derivative instruments designated as fair value hedges. For additional information regarding our derivative instruments, see Note 9, Derivative Instruments.
Refunds due Patients and Other Third-Party Payors—
Refunds due patients and other third-party payors consist primarily of estimates of potential overpayments received from our patients and other third-party payors. In instances where we are unable to locate and reimburse the party due the refund, these amounts may become subject to escheat property laws and consequently may be payable to various jurisdictions or reportable to a federal agency.
During 2005, we completed a substantive reconstruction process so we could prepare consolidated financial statements as of and for the years ended December 31, 2004, 2003, and 2002 and restate our previously issued financial statements for the years ended December 31, 2001 and 2000. As of December 31, 2010, approximately $42.1 million of amounts included in Refunds due patients and other third-party payors represent an estimate of potential overpayments that originated in periods prior to December 31, 2004. These amounts were originally estimated during our reconstruction process based on collection history and other available patient receipt data. During 2011, we entered into a definitive settlement and release agreement with the state of Delaware relating to a previously disclosed audit of unclaimed property conducted on behalf of Delaware and two other states by Kelmar Associates, LLC. As a result of this settlement, no amounts included in Refunds due patients and other third-party payors as of December 31, 2011 represent an estimate of potential overpayments that originated in periods prior to December 31, 2004. See Note 21, Settlements.
As of December 31, 2010, approximately $33.9 million of the amount recorded as Refunds due patients and other third-party payors represented balances associated with our divested surgery centers, outpatient, and diagnostic divisions. These balances remained with HealthSouth after each transaction closed, and, therefore, are not reported as “held for sale” in our consolidated balance sheet. These balances were reduced to zero during 2011 as a result of the settlement with Delaware discussed above and in Note 21, Settlements.
Noncontrolling Interests in Consolidated Affiliates—
The consolidated financial statements include all assets, liabilities, revenues, and expenses of less-than-100%-owned affiliates we control. Accordingly, we have recorded noncontrolling interests in the earnings and equity of such entities. We record adjustments to noncontrolling interests for the allocable portion of income or loss to which the noncontrolling interests holders are entitled based upon their portion of the subsidiaries they own. Distributions to holders of noncontrolling interests are adjusted to the respective noncontrolling interests holders’ balance.
Convertible Perpetual Preferred Stock—
Our Convertible perpetual preferred stock contains fundamental change provisions that allow the holder to require us to redeem the preferred stock for cash if certain events occur. As redemption under these provisions is not solely within our control, we have classified our Convertible perpetual preferred stock as temporary equity.
Because our Convertible perpetual preferred stock is indexed to, and potentially settled in, our common stock, we also examined whether the embedded conversion option in our Convertible perpetual preferred stock should be bifurcated. Based on our analysis, we determined bifurcation is not necessary.
We use the if-converted method to include our Convertible perpetual preferred stock in our computation of diluted earnings per share.
Share-Based Payments—
HealthSouth has various shareholder- and non-shareholder-approved stock-based compensation plans that provide for the granting of stock-based compensation to certain employees and directors. All share-based payments to employees, including grants of employee stock options, are recognized in the financial statements based on their estimated grant-date fair value and amortized on a straight-line basis over the applicable requisite service period.
Litigation Reserves—
We accrue for loss contingencies associated with outstanding litigation for which management has determined it is probable a loss contingency exists and the amount of loss can be reasonably estimated. If the accrued amount associated with a loss contingency is greater than $5.0 million, we also accrue estimated future legal fees associated with the loss contingency. This requires management to estimate the amount of legal fees that will be incurred in the defense of the litigation. These estimates are based on our expectations of the scope, length to complete, and complexity of the claims. In the future, additional adjustments may be recorded as the scope, length, or complexity of outstanding litigation changes.
Advertising Costs—
We expense costs of print, radio, television, and other advertisements as incurred. Advertising expenses, primarily included in Other operating expenses within the accompanying consolidated statements of operations, were $4.6 million in each of the years ended December 31, 2011, 2010, and 2009.
Professional Fees—Accounting, Tax, and Legal—
In 2011 and 2010, Professional fees—accounting, tax, and legal related primarily to legal and consulting fees for continued litigation and support matters arising from prior reporting and restatement issues. These fees in 2011 specifically included $5.2 million related to our obligation to pay 35% of any recovery from Richard M. Scrushy to the attorneys for the derivative shareholder plaintiffs, as discussed in Note 22, Contingencies and Other Commitments.
As also discussed in Note 22, Contingencies and Other Commitments, in June 2009, a court ruled that Richard M. Scrushy, our former chairman and chief executive officer, committed fraud and breached his fiduciary duties during his time with HealthSouth. Based on this judgment, we have no obligation to indemnify him for any litigation costs. Therefore, we reversed the remainder of this accrual for his legal fees during the second quarter of 2009 which resulted in a reduction in Professional fees—accounting, tax, and legal of $6.5 million during the year ended December 31, 2009.
Excluding the reversal of accrued fees discussed above, Professional fees—accounting, tax, and legal for 2009 related primarily to legal and consulting fees for continued litigation and support matters arising from prior reporting and restatement issues and income tax return preparation and consulting fees for various tax projects related to our pursuit of our remaining income tax refund claims.
See Note 21, Settlements, and Note 22, Contingencies and Other Commitments, for a description of our continued litigation defense and support matters arising from our prior reporting and restatement issues.
Income Taxes—
We provide for income taxes using the asset and liability method. This approach recognizes the amount of income taxes payable or refundable for the current year, as well as deferred tax assets and liabilities for the future tax consequence of events recognized in the consolidated financial statements and income tax returns. Deferred income tax assets and liabilities are adjusted to recognize the effects of changes in tax laws or enacted tax rates.
A valuation allowance is required when it is more likely than not some portion of the deferred tax assets will not be realized. Realization is dependent on generating sufficient future taxable income in the applicable tax jurisdiction. On a quarterly basis, we assess the likelihood of realization of our deferred tax assets considering all available evidence, both positive and negative. Our most recent operating performance, the scheduled reversal of temporary differences, our forecast of taxable income in future periods by jurisdiction, our ability to sustain a core level of earnings, and the availability of prudent tax planning strategies are important considerations in our assessment.
We evaluate our tax positions and establish assets and liabilities in accordance with the applicable accounting guidance on uncertainty in income taxes. We review these tax uncertainties in light of changing facts and circumstances, such as the progress of tax audits, and adjust them accordingly.
HealthSouth and its corporate subsidiaries file a consolidated federal income tax return. Some subsidiaries consolidated for financial reporting purposes are not part of the consolidated group for federal income tax purposes and file separate federal income tax returns. State income tax returns are filed on a separate, combined, or consolidated basis in accordance with relevant state laws and regulations. Partnerships, limited liability companies, and other pass-through entities we consolidate or account for using the equity method of accounting file separate federal and state income tax returns. We include the allocable portion of each pass-through entity’s income or loss in our federal income tax return. We allocate the remaining income or loss of each pass-through entity to the other partners or members who are responsible for their portion of the taxes.
Assets and Liabilities in and Results of Discontinued Operations—
Components of an entity that have been disposed of or are classified as held for sale and have operations and cash flows that can be clearly distinguished from the rest of the entity are reported as discontinued operations. In the period a component of an entity has been disposed of or classified as held for sale, we reclassify the results of operations for current and prior periods into a single caption titled Income from discontinued operations, net of tax. In addition, we classify the assets and liabilities of those components as current and noncurrent assets and liabilities within Prepaid expenses and other current assets, Other long-term assets, Other current liabilities, and Other long-term liabilities in our consolidated balance sheets. We also classify cash flows related to discontinued operations as one line item within each category of cash flows in our consolidated statements of cash flows.
Earnings per Common Share—
The calculation of earnings per common share is based on the weighted-average number of our common shares outstanding during the applicable period. The calculation for diluted earnings per common share recognizes the effect of all potential dilutive common shares that were outstanding during the respective periods, unless their impact would be antidilutive.
Treasury Stock—
Shares of common stock repurchased by us are recorded at cost as treasury stock. When shares are reissued, we use an average cost method to determine cost. The difference between the cost of the shares and the reissuance price is added to or deducted from Capital in excess of par value. We account for the retirement of treasury stock as a reduction of retained earnings. However, due to our Accumulated deficit, the retirement of treasury stock is currently recorded as a reduction of Capital in excess of par value.
Comprehensive Income—
Comprehensive income is comprised of Net income, changes in unrealized gains or losses on available-for-sale securities, and the effective portion of changes in the fair value of interest rate swaps that were designated as cash flow hedges and is included in the consolidated statements of comprehensive income.
Recent Accounting Pronouncements—
In May 2011, the FASB amended its guidance to clarify its intent about the application of existing fair value measurement and disclosure requirements. The primary impact to us resulted from additional disclosure requirements included in the amended guidance, including the requirement to categorize by level of the fair value hierarchy items not measured at fair value in our balance sheet but for which fair value is required to be disclosed. This requirement primarily impacts our fair value disclosures related to our long-term debt. For public companies, this amended guidance is to be applied prospectively starting with interim and annual periods beginning after December 15, 2011. We adopted this guidance as of January 1, 2012. Our adoption of this standard primarily impacted our fair value disclosures related to our long-term debt and had no impact on our financial position, results of operations, or cash flows. See the "Reclassifications" section of this note and Note 15, Fair Value Measurements.
In June 2011, the FASB amended its guidance governing the presentation of comprehensive income. The amended guidance eliminates the option to report other comprehensive income and its components in the statement of changes in equity. Under the new guidance, an entity can elect to present items of net income and other comprehensive income in one continuous statement referred to as the statement of comprehensive income or in two separate, but consecutive, statements. While the options for presenting other comprehensive income change under the guidance, other portions of the current guidance will not change. For public entities, these changes are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. We implemented this guidance effective with our reporting as of and for the three and six months ended June 30, 2011 by moving our consolidated statements of comprehensive income to immediately follow our consolidated statements of operations. This guidance had no other impact on the Company.
In July 2011, the FASB ratified the final consensus reached by the Emerging Issues Task Force related to the presentation and disclosure of net revenue, the provision for bad debts, and the allowance for doubtful accounts of healthcare entities. This standard retains the existing revenue recognition model for healthcare entities, pending further developments in the FASB's revenue recognition project. However, this standard requires the Provision for doubtful accounts associated with patient service revenue to be separately displayed on the face of the statement of operations as a component of net revenue. This standard also requires enhanced disclosures of significant changes in estimates related to patient bad debts. We adopted this standard as of January 1, 2012. All periods presented have been reclassified to conform to this presentation. Our adoption of this standard had no net impact on our financial position, results of operations, or cash flows. See the "Reclassifications," "Net Operating Revenues," and "Accounts Receivable and Allowance for Doubtful Accounts" sections of this note.
In September 2011, the FASB amended its guidance on goodwill impairment testing to simplify the process for entities. The amended guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The revised standard is effective for annual and interim goodwill tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, provided the entity has not yet performed its 2011 annual impairment test or issued its annual financial statements. We adopted this standard in the fourth quarter of 2011. This standard did not have an impact on our financial position, results of operations, or cash flows. Rather, it changed our approach to our annual goodwill impairment analysis. See the "Goodwill and Other Intangible Assets" section of this note.

Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations
Business Combinations:
In November 2011, we completed a transaction to purchase substantially all of the assets of Drake Center's two rehabilitation-focused patient care units located in Cincinnati, Ohio and sublease space for the operation of a 40-bed inpatient rehabilitation hospital that is fully owned and operated by HealthSouth. HealthSouth Rehabilitation Hospital at Drake remained on Drake's campus and began accepting patients in mid-December 2011. This transaction was not material to our financial position, results of operations, or cash flows. As a result of this transaction, goodwill increased by $1.4 million. The acquisition was funded with available cash.
During 2010, we completed three separate transactions to acquire the assets and operations of two inpatient rehabilitation hospitals and the operations of one inpatient rehabilitation unit for total consideration of $43.2 million. Each transaction was individually immaterial to our financial position, results of operations, and cash flows. As a result of these transactions, goodwill increased by $12.6 million during 2010. A brief description of each transaction is as follows:

•
On June 1, 2010, we acquired 100% of the assets and operations of Desert Canyon Rehabilitation Hospital (“Desert Canyon”), a 50-bed inpatient rehabilitation hospital located in southwest Las Vegas, Nevada. This acquisition was funded with available cash.

•
On September 20, 2010, we acquired 100% of the assets and operations of Sugar Land Rehabilitation Hospital (“Sugar Land”), a 50-bed inpatient rehabilitation hospital located in southwest Houston, Texas. This acquisition was funded with available cash.

•
On September 30, 2010, we finalized our acquisition of 100% of the operations of a 30-bed inpatient rehabilitation unit in Ft. Smith, Arkansas (“Ft. Smith”). This acquisition was funded with $1.2 million of available cash at closing, with the remainder being paid over six years. The operations of this unit were relocated to, and consolidated with, HealthSouth Rehabilitation Hospital of Ft. Smith.

These acquisitions were made to enhance our position and ability to provide inpatient rehabilitative services to patients in the respective areas. All of the goodwill resulting from these transactions is deductible for federal income tax purposes. The goodwill reflects our expectations of the synergistic benefits of being able to leverage operational efficiencies with favorable growth opportunities based on positive demographic trends in these markets.
We accounted for these acquisitions under the acquisition method of accounting and reported the results of operations of the acquired hospitals from their respective dates of acquisition. Assets acquired and liabilities assumed were recorded at their estimated fair values as of the acquisition dates. The fair values of identifiable intangible assets were based on valuations using the income approach based on management’s estimates of future operating results and cash flows discounted using a weighted-average cost of capital that reflects market participant assumptions. The excess of purchase price over the acquired assets and assumed liabilities was recorded as goodwill.
The allocation of each purchase price was based upon the fair values of assets acquired and liabilities assumed. The following table summarizes the allocation of the aggregate purchase price as of the acquisition dates for the above mentioned acquisitions that occurred in 2010 (in millions):

Property and equipment, net	$17.6
Identifiable intangible assets:
Noncompete agreements (useful lives range from 16 months to 6 years)	11.4
Tradenames (useful lives are 10 years)	1.2
Licenses (useful lives are 20 years)	0.4
Goodwill	12.6
Total assets acquired	43.2
Total current liabilities assumed	(0.7)
Total allocation of purchase price consideration	$42.5

The Company’s reported Net operating revenues and Net income for the year ended December 31, 2010 include operating results for Ft. Smith from October 1, 2010 through December 31, 2010, Sugar Land from September 20, 2010 through December 31, 2010, and Desert Canyon from June 1, 2010 through December 31, 2010. The following table summarizes the aggregate results of operations of the above mentioned transactions from their respective dates of acquisition included in our consolidated results of operations and the unaudited pro forma results of operations of the combined entity had the date of the acquisitions been January 1, 2009 (in millions):

	Net Operating Revenues	Net Income Attributable to HealthSouth
Acquired entities only: Actual from acquisition date to December 31, 2010(a)	$10.1	$0.4
Combined entity: Supplemental pro forma from 1/01/2010-12/31/2010 (unaudited)	1,896.1	902.7
Combined entity: Supplemental pro forma from 1/01/2009-12/31/2009 (unaudited)	1,817.1	100.2

(a)
The Ft. Smith acquisition discussed above represents a market consolidation transaction, as we relocated the operations of this unit to, and consolidated it with, HealthSouth Rehabilitation Hospital of Ft. Smith. Because it is difficult to determine, with precision, the incremental impact of market consolidation transactions on our results of operations, the results of ongoing operations for Ft. Smith from its acquisition date to December 31, 2010 have been excluded from this line.

Cash and Marketable Securities	12 Months Ended
Dec. 31, 2011
Cash and Cash Equivalents [Abstract]
Cash and Marketable Securities
Cash and Marketable Securities:
The components of our investments as of December 31, 2011 are as follows (in millions):

	Cash & Cash Equivalents	Restricted Cash	Restricted Marketable Securities	Total
Cash	$30.1	$35.3	$—	$65.4
Equity securities	—	—	45.2	45.2
Total	$30.1	$35.3	$45.2	$110.6

The components of our investments as of December 31, 2010 are as follows (in millions):

	Cash & Cash Equivalents	Restricted Cash	Restricted Marketable Securities	Total
Cash	$48.3	$36.5	$—	$84.8
Equity securities	—	—	37.5	37.5
Total	$48.3	$36.5	$37.5	$122.3

Restricted Cash—
As of December 31, 2011 and 2010, Restricted cash consisted of the following (in millions):

	As of December 31,
	2011	2010
Affiliate cash	$11.1	$15.6
Self-insured captive funds	23.5	20.4
Paid-loss deposit funds	0.7	0.5
Total restricted cash	$35.3	$36.5

Affiliate cash represents cash accounts maintained by joint ventures in which we participate where one or more of our external partners requested, and we agreed, that the joint venture’s cash not be commingled with other corporate cash accounts and be used only to fund the operations of those joint ventures. Self-insured captive funds represent cash held at our wholly owned insurance captive, HCS, Ltd., as discussed in Note 10, Self-Insured Risks. These funds are committed to pay third-party administrators for claims incurred and are restricted by insurance regulations and requirements. These funds cannot be used for purposes outside HCS without the permission of the Cayman Islands Monetary Authority. Paid loss deposit funds represent cash held by third-party administrators to fund expenses and other payments related to claims.
The classification of restricted cash held by HCS as current or noncurrent depends on the classification of the corresponding claims liability. As of December 31, 2011 and 2010, all restricted cash was current.
Marketable Securities—
Restricted marketable securities at both balance sheet dates represent restricted assets held at HCS. As discussed previously, HCS insures HealthSouth's professional liability, workers’ compensation, and other insurance claims. These funds are committed for payment of claims incurred, and the classification of these marketable securities as current or noncurrent depends on the classification of the corresponding claims liability. As of December 31, 2011 and 2010, $30.2 million and $19.3 million, respectively, of restricted marketable securities are included in Other long-term assets in our consolidated balance sheets.
A summary of our restricted marketable securities as of December 31, 2011 is as follows (in millions):

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Equity securities	$45.2	$0.7	$(0.7)	$45.2

A summary of our restricted marketable securities as of December 31, 2010 is as follows (in millions):

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Equity securities	$36.9	$0.7	$(0.1)	$37.5

Cost in the above tables includes adjustments made to the cost basis of our equity securities for other-than-temporary impairments. During the years ended December 31, 2011 and 2010, we did not record any impairment charges related to our restricted marketable securities. During the year ended December 31, 2009, we recorded $0.8 million of impairment charges related to our restricted marketable securities. These impairment charges are included in Other income in our consolidated statements of operations.
Investing information related to our restricted marketable securities is as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Proceeds from sales of restricted available-for-sale securities	$—	$5.2	$5.0
Gross realized gains	$—	$0.4	$0.9
Gross realized losses	$—	$(0.1)	$(1.3)

Our portfolio of marketable securities is comprised of investments in mutual funds that hold investments in a variety of industries. As discussed in Note 1, Summary of Significant Accounting Policies, "Marketable Securities," when our portfolio includes marketable securities with unrealized losses that are not deemed to be other-than-temporarily impaired, we examine the severity and duration of the impairments in relation to the cost of the individual investments. We also consider the industry in which each investment is held and the near-term prospects for a recovery in each specific industry.

Accounts Receivable	12 Months Ended
Dec. 31, 2011
Accounts Receivable: [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
Accounts Receivable:
Accounts receivable consists of the following (in millions):

	As of December 31,
	2011	2010
Patient accounts receivable	$232.5	$219.7
Less: Allowance for doubtful accounts	(21.4)	(22.7)
Patient accounts receivable, net	211.1	197.0
Other accounts receivable	11.7	9.7
Accounts receivable, net	$222.8	$206.7

At December 31, 2011 and 2010, our allowance for doubtful accounts represented approximately 9.2% and 10.3%, respectively, of the total patient due accounts receivable balance.
The following is the activity related to our allowance for doubtful accounts (in millions):

For the Year Ended December 31,	Balance at Beginning of Period	Additions and Charges to Expense	Deductions and Accounts Written Off	Balance at End of Period
2011	$22.7	$21.0	$(22.3)	$21.4
2010	$30.1	$16.4	$(23.8)	$22.7
2009	$27.6	$30.7	$(28.2)	$30.1

Property and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and Equipment:
Property and equipment consists of the following (in millions):

	As of December 31,
	2011	2010
Land	$66.9	$63.4
Buildings	901.4	885.6
Leasehold improvements	59.6	43.1
Furniture, fixtures, and equipment	313.0	300.2
	1,340.9	1,292.3
Less: Accumulated depreciation and amortization	(686.9)	(674.3)
	654.0	618.0
Construction in progress	10.4	14.9
Property and equipment, net	$664.4	$632.9

Information related to fully depreciated assets and assets under capital lease obligations is as follows (in millions):

	As of December 31,
	2011	2010
Fully depreciated assets	$221.9	$200.8
Assets under capital lease obligations:
Buildings	$161.5	$197.2
Equipment	0.2	0.2
	161.7	197.4
Accumulated amortization	(100.3)	(124.9)
Assets under capital lease obligations, net	$61.4	$72.5

The amount of depreciation expense, amortization expense relating to assets under capital lease obligations, interest capitalized, and rent expense under operating leases is as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Depreciation expense	$52.5	$48.1	$43.4
Amortization expense	$11.1	$12.1	$12.3
Interest capitalized	$0.5	$0.4	$—
Rent expense:
Minimum rent payments	$38.5	$39.9	$33.2
Contingent and other rents	24.2	18.8	24.8
Other	4.2	4.7	4.2
Total rent expense	$66.9	$63.4	$62.2

Corporate Campus—
In March 2008, we completed a transaction with Daniel Corporation (“Daniel”), a Birmingham, Alabama-based full-service real estate organization, by which Daniel acquired our corporate campus, including the Digital Hospital, an incomplete 13-story building located on the property, for a purchase price of $43.5 million in cash. As part of this transaction, we entered into a lease for office space within the property that was sold. The sale agreement includes a deferred purchase price component related to the Digital Hospital. If Daniel sells, or otherwise monetizes its interest in, the Digital Hospital for cash consideration to a third party, we are entitled to 40% of the net profit, if any and as defined in the sale agreement, realized by Daniel. In September 2008, Daniel announced it had reached an agreement with Trinity Medical Center (“Trinity”) pursuant to which Trinity will acquire the Digital Hospital. The purchase price of this transaction has not been made public, and the transaction is subject to Trinity receiving approval for a certificate of need (“CON”) from the applicable state board in Alabama. Although the CON has been granted to Trinity, the hospitals opposing Trinity's CON have appealed the board's ruling, and the Circuit Court of Montgomery County, Alabama is currently considering the appeal under the parameters established by the Alabama Court of Civil Appeals for this case. Therefore, no assurances can be given as to whether or when we might receive any cash flows related to the deferred purchase price component of our agreement with Daniel.
Leases—
We lease certain land, buildings, and equipment under non-cancelable operating leases generally expiring at various dates through 2025. We also lease certain buildings and equipment under capital leases generally expiring at various dates through 2027. Operating leases generally have 3- to 15-year terms, with one or more renewal options, with terms to be negotiated at the time of renewal. Various facility leases include provisions for rent escalation to recognize increased operating costs or require us to pay certain maintenance and utility costs. Contingent rents are included in rent expense in the year incurred.
Some facilities are subleased to other parties. Rental income from subleases approximated $4.7 million, $4.4 million, and $4.9 million for the years ended December 31, 2011, 2010, and 2009, respectively. Total expected future minimum rentals under these noncancelable subleases approximated $14.9 million as of December 31, 2011.
Certain leases contain annual escalation clauses based on changes in the Consumer Price Index while others have fixed escalation terms. The excess of cumulative rent expense (recognized on a straight-line basis) over cumulative rent payments made on leases with fixed escalation terms is recognized as straight-line rental accrual and is included in Other long-term liabilities in the accompanying consolidated balance sheets, as follows (in millions):

	As of December 31,
	2011	2010
Straight-line rental accrual	$7.8	$8.0

Future minimum lease payments at December 31, 2011, for those leases having an initial or remaining non-cancelable lease term in excess of one year, are as follows (in millions):

Year Ending December 31,	Operating Leases	Capital Lease Obligations	Total
2012	$41.1	$16.2	$57.3
2013	38.4	15.0	53.4
2014	32.5	10.5	43.0
2015	28.1	8.9	37.0
2016	22.6	8.6	31.2
2017 and thereafter	106.7	59.7	166.4
	$269.4	118.9	$388.3
Less: Interest portion		(43.0)
Obligations under capital leases		$75.9

In addition to the above, and as discussed in Note 8, Long-term Debt, “Other Notes Payable,” we have two sale/leaseback transactions involving real estate accounted for as financings. Future minimum payments, which are accounted for as interest, under these obligations are $2.7 million in each of the next five years and $19.4 million thereafter.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets:
Goodwill represents the unallocated excess of purchase price over the fair value of identifiable assets and liabilities acquired in business combinations. Other finite-lived intangibles consist primarily of certificates of need, licenses, noncompete agreements, tradenames, internal-use software, and market access assets.
The following table shows changes in the carrying amount of Goodwill for the years ended December 31, 2011, 2010, and 2009 (in millions):

Amount
Goodwill as of December 31, 2008	$406.0
Acquisition of interest in joint venture entity	2.6
Allocation to discontinued operations related to expected sale of hospital	(0.9)
Goodwill as of December 31, 2009	407.7
Acquisitions	12.6
Goodwill as of December 31, 2010	420.3
Acquisition	1.4
Goodwill as of December 31, 2011	$421.7

Goodwill increased in 2009 as a result of a joint venture acquisition of an inpatient rehabilitation unit in Altoona, Pennsylvania. Goodwill increased in 2010 as a result of our acquisitions of Sugar Land and Desert Canyon. Goodwill increased in 2011 as a result of our acquisition of Drake Center's two rehabilitation-focused patient care units.
We performed impairment reviews as of October 1, 2011, 2010, and 2009 and concluded no Goodwill impairment existed. As of December 31, 2011, we had no accumulated impairment losses related to Goodwill.
The following table provides information regarding our other intangible assets (in millions):

	Gross Carrying Amount	Accumulated Amortization	Net
Certificates of need:
2011	$7.0	$(2.3)	$4.7
2010	6.2	(2.1)	4.1
Licenses:
2011	$50.2	$(41.7)	$8.5
2010	50.2	(39.4)	10.8
Noncompete agreements:
2011	$33.0	$(17.1)	$15.9
2010	30.1	(12.4)	17.7
Tradenames:
2011	$15.0	$(8.0)	$7.0
2010	14.3	(7.3)	7.0
Internal-use software:
2011	$64.8	$(51.1)	$13.7
2010	54.1	(44.4)	9.7
Market access assets:
2011	$13.2	$(5.3)	$7.9
2010	13.2	(4.0)	9.2
Total intangible assets:
2011	$183.2	$(125.5)	$57.7
2010	168.1	(109.6)	58.5

Amortization expense for other intangible assets is as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Amortization expense	$15.2	$12.9	$11.9

Total estimated amortization expense for our other intangible assets for the next five years is as follows (in millions):

Year Ending December 31,	Estimated Amortization Expense
2012	$12.1
2013	9.4
2014	7.2
2015	6.1
2016	4.9

See also Note 1, Summary of Significant Accounting Policies, “Reclassifications,” and “Recent Accounting Pronouncements,” Note 2, Business Combinations, and Note 18, Assets and Liabilities in and Results of Discontinued Operations.

Investments in and Advances to Nonconsolidated Affiliates	12 Months Ended
Dec. 31, 2011
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
Investments in and Advances to Nonconsolidated Affiliates
Investments in and Advances to Nonconsolidated Affiliates:
Investments in and advances to nonconsolidated affiliates as of December 31, 2011 represents our investment in 14 partially owned subsidiaries, of which 10 are general or limited partnerships, limited liability companies, or joint ventures in which HealthSouth or one of our subsidiaries is a general or limited partner, managing member, member, or venturer, as applicable. We do not control these affiliates but have the ability to exercise significant influence over the operating and financial policies of certain of these affiliates. Our ownership percentages in these affiliates range from approximately 1% to 51%. We account for these investments using the cost and equity methods of accounting. Our investments consist of the following (in millions):

	As of December 31,
	2011	2010
Equity method investments:
Capital contributions	$7.2	$7.2
Cumulative share of income	100.0	88.0
Cumulative share of distributions	(80.1)	(67.1)
	27.1	28.1
Cost method investments:
Capital contributions, net of distributions and impairments	1.9	2.6
Total investments in and advances to nonconsolidated affiliates	$29.0	$30.7

The following summarizes the combined assets, liabilities, and equity and the combined results of operations of our equity method affiliates (on a 100% basis, in millions):

	As of December 31,
	2011	2010
Assets—
Current	$17.4	$18.0
Noncurrent	73.4	73.7
Total assets	$90.8	$91.7
Liabilities and equity—
Current liabilities	$8.9	$7.5
Noncurrent liabilities	7.0	7.2
Partners’ capital and shareholders’ equity—
HealthSouth	27.1	28.1
Outside partners	47.8	48.9
Total liabilities and equity	$90.8	$91.7

Condensed statements of operations (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Net operating revenues	$87.0	$79.8	$73.1
Operating expenses	(53.1)	(51.6)	(47.2)
Income from continuing operations, net of tax	26.5	23.0	20.5
Net income	26.5	23.0	20.5

Long-term Debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Long-term Debt
Long-term Debt:
Our long-term debt outstanding consists of the following (in millions):

	As of December 31,
	2011	2010
Credit Agreement—
Advances under $500 million revolving credit facility	$110.0	$78.0
Term loan facility	97.5	—
Bonds payable—
10.75% Senior Notes due 2016	—	495.5
7.25% Senior Notes due 2018	336.7	275.0
8.125% Senior Notes due 2020	285.8	285.5
7.75% Senior Notes due 2022	312.0	250.0
Other bonds payable	1.5	1.8
Other notes payable	35.3	36.4
Capital lease obligations	75.9	89.1
	1,254.7	1,511.3
Less: Current portion	(18.9)	(14.5)
Long-term debt, net of current portion	$1,235.8	$1,496.8

The following chart shows scheduled principal payments due on long-term debt for the next five years and thereafter (in millions):

Year Ending December 31,	Face Amount	Net Amount
2012	$18.9	$18.9
2013	18.1	18.1
2014	16.8	16.8
2015	16.9	16.9
2016	184.3	184.3
Thereafter	1,000.2	999.7
Total	$1,255.2	$1,254.7

During 2011, we completed refinancing transactions in which we issued an additional $60 million each of our 7.25% Senior Notes due 2018 and 7.75% Senior Notes due 2022 and amended and restated our Credit Agreement, as discussed and defined below, to create, under a pre-existing accordion feature, a $100 million term loan maturing in 2016. Net proceeds from this senior notes offering were approximately $122 million. We used approximately $45 million of these net proceeds to repay a portion of the amounts outstanding under our revolving credit facility. In June 2011, the remainder of the proceeds from this senior notes offering along with the $100 million of proceeds from the new term loan were used to redeem a portion of our 10.75% Senior Notes due 2016, as discussed below. Our Credit Agreement amendment also extended the maturity of our revolving credit facility to May 2016 and reduced by 100 basis points the applicable spread on loans. In September 2011, we redeemed the remainder of our 10.75% Senior Notes due 2016, as discussed below. As a result of the redemptions of our 10.75% Senior Notes due 2016, we recorded a $38.8 million Loss on early extinguishment of debt in 2011.
In October 2010, we completed refinancing transactions (the “2010 Refinancing Transactions”) in which we issued $275.0 million of 7.25% Senior Notes due 2018, issued $250.0 million of 7.75% Senior Notes due 2022, and replaced our former credit agreement with a new amended and restated credit agreement, maturing in 2015, that provided us with a $500.0 million revolving credit facility, including a $260 million letter of credit subfacility. We used the net proceeds from the 2010 Refinancing Transactions, along with $128.6 million of available cash and a $100.0 million draw on our new revolving credit facility, to repay in full and retire all amounts outstanding under our former credit agreement dated March 2006. As a result of the 2010 Refinancing Transactions, we recorded an $11.9 million Loss on early extinguishment of debt in the fourth quarter of 2010. See also Note 9, Derivative Instruments, for a discussion of the termination of two forward-starting interest rate swaps in connection with the 2010 Refinancing Transactions.
Senior Secured Credit Agreement—
2011 Credit Agreement
On May 10, 2011, we amended and restated in its entirety our existing credit agreement, dated October 26, 2010 (the "Credit Agreement"). The Credit Agreement provides for a $100 million term loan and a $500 million revolving credit facility with a $260 million letter of credit subfacility and a swingline loan subfacility all of which mature in May 2016. Quarterly amortization on the term loan began September 30, 2011 at $1.25 million through June 30, 2013, then at $1.875 million through June 30, 2014, and then at $2.5 million through March 31, 2016. As discussed elsewhere in this note, in June 2011, the net proceeds from the term loan were used to redeem a portion of the 10.75% Senior Notes due 2016.
The term loan and amounts drawn on the revolving credit facility under the Credit Agreement bear interest at a rate per annum of, at our option, (1) LIBOR or (2) the higher of (a) Barclays’ Bank PLC's ("Barclays") prime rate and (b) the federal funds rate plus 0.5%, in each case, plus an applicable margin that varies depending upon our leverage ratio. We are also subject to a commitment fee of 0.5% per annum on the daily amount of the unutilized commitments under the revolving credit facility.
The initial interest rate on borrowings under the Credit Agreement was LIBOR plus 2.5%. Under the terms of the Credit Agreement, the applicable interest rate for a given interest rate period is adjusted based on the leverage ratio (defined in the Credit Agreement) as of the end of our most recent fiscal quarter. Accordingly, on August 5, 2011, the spread above the applicable base rate (currently LIBOR) applicable to both our revolving credit facility and term loan decreased from 2.5% to 2.25% as a result of the leverage ratio calculated under the terms of the Credit Agreement.
The Credit Agreement provides that, subject to the satisfaction of certain conditions, we will have the right to increase the amount of the revolving credit facility prior to its maturity by incurring incremental term loans or by increasing the revolving credit facility, or both, in an aggregate amount not to exceed $200 million.
The Credit Agreement contains affirmative and negative covenants and default and acceleration provisions, including a minimum interest coverage ratio and a maximum leverage ratio that change over time. Under one such negative covenant, we are restricted from paying common stock dividends, prepaying certain senior notes, and repurchasing preferred and common equity unless (1) we are not in default under the terms of the Credit Agreement and (2) the amount of such payments, when added to the aggregate amount of prior restricted payments (as defined in the Credit Agreement) does not exceed $200 million, which amount is subject to increase by a portion of excess cash flows each fiscal year. The excess cash flow increase in 2011 added approximately $100 million of capacity to this covenant.
Pursuant to a collateral and guarantee agreement (the “Collateral and Guarantee Agreement”), dated as of October 26, 2010, among us, our subsidiaries defined therein (collectively, the “Subsidiary Guarantors”) and Barclays and certain other financial institutions, our obligations under the Credit Agreement are (1) secured by substantially all of our assets and the assets of the Subsidiary Guarantors and (2) guaranteed by the Subsidiary Guarantors. In addition to the Collateral and Guarantee Agreement, we and the Subsidiary Guarantors entered into mortgages with respect to certain of our material real property that we own (excluding real property subject to preexisting liens and/or mortgages) to secure our obligations under the Credit Agreement.
As of December 31, 2011, $110.0 million were drawn under the revolving credit facility with an interest rate of 2.6%. Amounts drawn as of December 31, 2011 exclude $44.6 million utilized under the letter of credit subfacility, which were being used in the ordinary course of business to secure workers’ compensation and other insurance coverages and for general corporate purposes.
2010 Credit Agreement
On October 26, 2010, we completed the refinancing of our credit agreement dated March 2006 and entered into a new amended and restated credit agreement (the "2010 Credit Agreement") with Barclays and certain other financial institutions. The 2010 Credit Agreement provided us with a $500 million senior secured revolving credit facility, including a $260 million letter of credit subfacility and a swingline loan subfacility, that was set to mature in 2015. At closing, $100.0 million were drawn on the new revolving credit facility to repay in full and retire the remaining amounts outstanding on the term loan facility under the former credit agreement. In addition, $48.7 million were drawn on the letter of credit subfacility at closing.
Amounts drawn on the revolving credit facility under the 2010 Credit Agreement bore interest at a rate per annum of, at our option, (1) LIBOR or (2) the higher of (a) Barclays' prime rate and (b) the federal funds rate plus 0.5%, in each case, plus an applicable margin that varied depending upon our leverage ratio. As of December 31, 2010, the applicable margin for amounts drawn on the revolving credit facility was 3.5%. We were also subject to a commitment fee of 0.5% per annum on the daily amount of the unutilized commitments under the former revolving credit facility.
Similar to the 2011 Credit Agreement, our obligations under the 2010 Credit Agreement were secured and guaranteed by us and our subsidiaries.
The 2010 Credit Agreement provided us with the right to increase the amount of the revolving credit facility prior to its maturity by incurring incremental term loans or by increasing the revolving credit facility, or both, in an aggregate amount not to exceed $300 million.The 2010 Credit Agreement also contained affirmative and negative covenants and default and acceleration provisions, including a minimum interest coverage ratio and a maximum leverage ratio that changed over time.
As of December 31, 2010, $78.0 million were drawn under the revolving credit facility with an interest rate of 3.8%. Amounts drawn as of December 31, 2010 excluded $45.6 million utilized under the letter of credit subfacility, which were being used in the ordinary course of business to secure workers’ compensation and other insurance coverages and for general corporate purposes.
Bonds Payable—
Senior Notes Due 2018 and 2022
On October 7, 2010, we completed a public offering of $525.0 million aggregate principal amount of senior notes, which included $275.0 million of 7.25% Senior Notes due 2018 (the "2018 Notes") at par and $250.0 million of 7.75% Senior Notes due 2022 (the "2022 Notes") at par (collectively, the “2018 and 2022 Senior Notes”). We used the net proceeds from the initial offering of the 2018 and 2022 Senior Notes to repay amounts outstanding under the term loan facility of our former credit agreement dated March 2006.
On March 7, 2011, we completed a public offering of $120 million aggregate principal amount of senior notes, which included an additional $60 million of the 2018 Notes at 103.25% of the principal amount and an additional $60 million of the 2022 Notes at 103.50% of the principal amount. These additional notes are governed by the previously executed agreements for the 2018 Notes and the 2022 Notes, as discussed below. Net proceeds from this offering were approximately $122 million. We used approximately $45 million of the net proceeds to repay a portion of the amounts outstanding under our revolving credit facility. In June 2011, the remainder of the net proceeds were used to redeem a portion of our 10.75% Senior Notes due 2016, as discussed below.
The 2018 and 2022 Senior Notes were issued pursuant to an indenture (the “Base Indenture”) dated as of December 1, 2009 between us and The Bank of Nova Scotia Trust Company of New York, as trustee (the “Trustee”), as supplemented by the second supplemental indenture relating to the 2018 Notes and the third supplemental indenture relating to the 2022 Notes (the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”), each dated October 7, 2010, among us, the Subsidiary Guarantors (as defined in the Indenture), and the Trustee. Pursuant to the terms of the Indenture, the 2018 and 2022 Senior Notes are jointly and severally guaranteed on a senior, unsecured basis by all of our existing and future subsidiaries that guarantee borrowings under our Credit Agreement and other capital markets debt (see Note 24, Condensed Consolidating Financial Information). The 2018 and 2022 Senior Notes are senior, unsecured obligations of HealthSouth and rank equally with our other senior indebtedness, senior to any of our subordinated indebtedness, and effectively junior to our secured indebtedness to the extent of the value of the collateral securing such indebtedness.
Upon the occurrence of a change in control (as defined in the applicable indenture), each holder of the 2018 and 2022 Senior Notes may require us to repurchase all or a portion of the notes in cash at a price equal to 101% of the principal amount of the 2018 and 2022 Senior Notes to be repurchased, plus accrued and unpaid interest.
The 2018 and 2022 Senior Notes contain covenants and default and acceleration provisions, that, among other things, limit our and certain of our subsidiaries’ ability to (1) incur additional debt, (2) make certain restricted payments, (3) consummate specified asset sales, (4) incur liens, and (5) merge or consolidate with another person.
2018 Notes
The 2018 Notes mature on October 1, 2018 and bear interest at a per annum rate of 7.25%. Due to financing costs, the effective interest rate on the 2018 Notes is 7.5%. Interest is payable semiannually in arrears on April 1 and October 1 of each year.
We may redeem the notes, in whole or in part, at any time on or after October 1, 2014, at the redemption prices set forth below:

Period	Redemption Price*
2014	103.625%
2015	101.813%
2016 and thereafter	100.000%

* Expressed in percentage of principal amount
Prior to October 1, 2014, during any 12-month period, we may redeem up to 10% of the aggregate principal amount of the 2018 Notes at a redemption price equal to 103% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date.
2022 Notes
The 2022 Notes mature on September 15, 2022 and bear interest at a per annum rate of 7.75%. Due to financing costs, the effective interest rate on the 2022 Notes is 7.9%. Interest is payable semiannually in arrears on March 15 and September 15 of each year.
We may redeem the notes, in whole or in part, at any time on or after September 15, 2015, at the redemption prices set forth below:

Period	Redemption Price*
2015	103.875%
2016	102.583%
2017	101.292%
2018 and thereafter	100.000%

* Expressed in percentage of principal amount
Prior to September 15, 2015, during any 12-month period, we may redeem up to 10% of the aggregate principal amount of the 2022 Notes at a redemption price equal to 103% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date.
Senior Notes Due 2020
In December 2009, we issued $290.0 million of 8.125% Senior Notes due 2020 (the “2020 Notes”) at 98.327% of par. We used the net proceeds from this transaction along with cash on hand to tender for and redeem all of our former floating rate senior notes due 2014 outstanding at that time. Due to discounts and financing costs, the effective interest rate on the 2020 Notes is 8.7%. Interest is payable semiannually in arrears on February 15 and August 15 of each year. The 2020 Notes are jointly and severally guaranteed on a senior unsecured basis by all of our existing and future subsidiaries that guarantee borrowings under our credit agreement and other capital markets debt. The 2020 Notes are senior unsecured obligations of HealthSouth and rank equally with our senior indebtedness, senior to any of our subordinated indebtedness, and effectively junior to our secured indebtedness to the extent of the value of the collateral securing such indebtedness.
We may redeem the notes, in whole or in part, at any time on or after February 15, 2015, at the redemption prices set forth below:

Period	Redemption Price*
2015	104.063%
2016	102.708%
2017	101.354%
2018 and thereafter	100.000%

* Expressed in percentage of principal amount
Upon the occurrence of a change in control (as defined in the applicable indenture), each holder of the 2020 Notes may require us to repurchase such holder’s notes at a cash purchase price equal to 101% of their principal amount, plus accrued and unpaid interest.
Senior Notes Due 2014 and 2016
On June 14, 2006, we completed a private offering of $1.0 billion aggregate principal amount of senior notes, which included $375.0 million in aggregate principal amount of floating rate senior notes due 2014 (the “Floating Rate Notes”) at par and $625.0 million aggregate principal amount of 10.75% senior notes due 2016 (the “2016 Notes”) at 98.505% of par (collectively, the “2014 and 2016 Senior Notes”). We used the net proceeds from the private offering of the 2014 and 2016 Senior Notes, along with cash on hand, to repay prior indebtedness.
The 2014 and 2016 Senior Notes were issued pursuant to separate indentures dated June 14, 2006 (each an “indenture” and together, the “Indentures”) among HealthSouth, the Subsidiary Guarantors (as defined in the Indentures), and the Trustee. Pursuant to the terms of the Indentures, the 2014 and 2016 Senior Notes were senior unsecured obligations of HealthSouth and ranked equally with our senior indebtedness, senior to any of our subordinated indebtedness, and effectively junior to our secured indebtedness to the extent of the value of the collateral securing such indebtedness. Our obligations under the 2014 and 2016 Senior Notes were jointly and severally guaranteed by all of our existing and future subsidiaries that guarantee (1) borrowings under our credit agreement or (2) certain of our debt.
Interest payments on the 2014 and 2016 Senior Notes commenced on December 15, 2006 and were payable in arrears on June 15 and December 15 of each year.
On November 16, 2009, we commenced a tender offer to purchase for cash all of the outstanding Floating Rate Notes, with an aggregate principal outstanding of $329.6 million at that time. We also solicited consents to amend the indenture governing these notes to eliminate or make less restrictive substantially all of the restrictive covenants and eliminate certain other provisions contained within the indenture. The tender offer expired on December 14, 2009. Pursuant to our offer, we received tenders and consents for approximately $313 million in aggregate principal amount of the Floating Rate Notes. The total consideration paid of approximately $333 million represented the principal amount of the Floating Rate Notes tendered, accrued and unpaid interest thereon, and the related early tender premium. The remaining aggregate principal amount of approximately $17 million that was outstanding when the tender offer and consent solicitation expired was redeemed for 103.0% along with accrued and unpaid interest thereon. Total consideration paid in connection with the redemption approximated $18 million.
On June 15, 2011, we completed a call of $335.0 million in principal of the 2016 Notes. The notes were called at a price of 105.375%, which resulted in a total cash outlay of approximately $353 million to retire the $335.0 million in principal. This optional redemption was funded with a $150 million draw on our revolving credit facility and approximately $203 million of cash on hand, which included $100 million of proceeds from the term loan entered into in May 2011 and approximately $77 million remaining from the add-on issuance of the 2018 Notes and the 2022 Notes completed in March 2011.
On September 1, 2011, we completed the redemption of the remaining $165.6 million in principal of the 2016 Notes. The notes were called at a price of 105.375%, which resulted in a total cash outlay of approximately $175 million to retire the $165.6 million in principal. This optional redemption was funded with approximately $125 million of cash on hand, which included approximately $108 million of the proceeds from the sale of five of our LTCHs in August 2011, and a $50 million draw on our revolving credit facility.
As a result of the above redemptions of our 2016 Notes, we recorded a $38.8 million Loss on early extinguishment of debt during 2011. The 2016 Notes bore interest at a per annum rate of 10.75%. Due to discounts and financing costs, the effective interest rate on the 2016 Notes was 11.4%.
Other Notes Payable—
We have two 15-year notes payable agreements outstanding, both of which were used to finance real estate projects. The interest rates of these notes are 8.1% and 11.2%. In addition, and as part of the purchase of Ft. Smith discussed in Note 2, Business Combinations, we entered into a six-year note payable with the seller of this rehabilitation unit. The interest rate of this note is 7.8%. We also have one note payable agreement, with an interest rate of 6.8%, related to a hospital development project.
Capital Lease Obligations—
We engage in a significant number of leasing transactions including real estate and other equipment utilized in operations. Leases meeting certain accounting criteria have been recorded as an asset and liability at the lower of fair value or the net present value of the aggregate future minimum lease payments at the inception of the lease. Interest rates used in computing the net present value of the lease payments generally ranged from 6.6% to 9.0% based on our incremental borrowing rate at the inception of the lease. Our leasing transactions include arrangements for equipment with major equipment finance companies and manufacturers who retain ownership in the equipment during the term of the lease and with a variety of both small and large real estate owners.

Derivative Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments
Derivative Instruments:
Interest Rate Swaps Not Designated as Hedging Instruments—
In March 2006, we entered into an interest rate swap to effectively convert the floating rate of a portion of our credit agreement to a fixed rate in order to limit the variability of interest-related payments caused by changes in LIBOR. Under this interest rate swap agreement, we paid a fixed rate of 5.2% on a notional principal of $984.0 million, while the counterparties to this agreement paid a floating rate based on 3-month LIBOR, which was 0.3% at December 10, 2010, which was the most recent interest rate set date. The expiration date of this swap was March 10, 2011. The fair market value of this swap as of December 31, 2010 was ($12.1) million and is included in Other current liabilities in our consolidated balance sheet.
In June 2009, we entered into a receive-fixed swap as a mirror offset to $100.0 million of the $984.0 million interest rate swap discussed above in order to reduce our effective fixed rate to total debt ratio. Under this interest rate swap agreement, we paid a variable rate based on 3-month LIBOR, while the counterparty to this agreement paid a fixed rate of 5.2% on a notional principal of $100.0 million. Net settlements commenced in September 2009 and were made quarterly on the same settlement schedule as the $984.0 million interest rate swap discussed above. The expiration date of this swap was March 10, 2011. Our initial net investment in this swap was $6.4 million. The fair market value of this swap as of December 31, 2010 was $1.2 million and is included in Prepaid expenses and other current assets in our consolidated balance sheet.
These interest rate swaps were not designated as hedges. Therefore, changes in the fair value of these interest rate swaps were included in current-period earnings as Loss on interest rate swaps.
During the years ended December 31, 2011, 2010, and 2009, we made net cash settlement payments of $10.9 million, $44.7 million, and $42.2 million, respectively, to our counterparties. Net settlement payments on these swaps are included in the line item Loss on interest rate swaps in our consolidated statements of operations.
Forward-Starting Interest Rate Swaps Designated as Cash Flow Hedges—
In association with the 2010 Refinancing Transactions discussed in Note 8, Long-term Debt, we terminated two forward-starting interest rate swaps which hedged forecasted variable cash flows associated with our former term loan facility. Accordingly, during 2010, we reclassified the existing cumulative loss associated with these two swaps, or $4.6 million, from Accumulated other comprehensive income to earnings in the line item titled Loss on interest rate swaps. In addition, we recorded a $2.3 million charge associated with the settlement payment to the counterparties as part of Loss on interest rate swaps during the year ended December 31, 2010. In October 2010, an unwind fee of $6.9 million was paid to the counterparties under these agreements to effect the termination.
Each swap had a notional value of $100 million and would have required the counterparties to pay us a floating rate based on 3-month LIBOR and had net settlements commencing on June 10, 2011. The first forward-starting interest rate swap, entered into in December 2008, would have required us to pay a fixed rate of 2.6%. The termination date of this swap would have been December 12, 2012. The second forward-starting interest rate swap, entered into in March 2009, would have required us to pay a fixed rate of 2.9%. The termination date of this swap would have been September 12, 2012.
Both forward-starting swaps were designated as cash flow hedges and were accounted for under the policies described in Note 1, Summary of Significant Accounting Policies, "Derivative Instruments." See also Note 15, Fair Value Measurements.

Self-Insured Risks	12 Months Ended
Dec. 31, 2011
Self-Insured Risks [Abstract]
Self-Insured Risks
Self-Insured Risks:
We insure a substantial portion of our professional liability, general liability, and workers’ compensation risks through a self-insured retention program (“SIR”) underwritten by our consolidated wholly owned offshore captive insurance subsidiary, HCS, Ltd., which we fund via regularly scheduled premium payments. HCS is an independent insurance company licensed by the Cayman Island Monetary Authority. We use HCS to fund part of our first layer of insurance coverage up to $24 million. Risks in excess of specified limits per claim and in excess of our aggregate SIR amount are covered by unrelated commercial carriers.
Reserves for professional liability, general liability, and workers’ compensation risks were $153.3 million and $152.9 million at December 31, 2011 and 2010, respectively. The current portion of this reserve, $50.5 million and $50.4 million, at December 31, 2011 and 2010, respectively, is included in Other current liabilities in our consolidated balance sheets. Expenses related to retained professional and general liability risks were $19.9 million, $27.4 million, and $12.9 million for the years ended December 31, 2011, 2010, and 2009, respectively, and are classified in Other operating expenses in our consolidated statements of operations. Expenses associated with retained workers’ compensation risks were $9.0 million, $7.5 million, and $13.1 million for the years ended December 31, 2011, 2010, and 2009, respectively. Of these amounts, $8.8 million, $7.3 million, and $12.8 million, respectively, are classified in Salaries and benefits in our consolidated statements of operations, with the remainder included in General and administrative expenses. See below for additional information related to estimated ultimate losses recorded in 2011, 2010, and 2009.
We also maintain excess loss contracts with insurers and reinsurers for professional, general liability, and workers’ compensation risks. Expenses associated with professional and general liability excess loss contracts were $2.3 million, $2.4 million, and $2.9 million for the years ended December 31, 2011, 2010, and 2009, respectively, and are classified in Other operating expenses in our consolidated statements of operations. Expenses associated with workers’ compensation excess loss contracts were $2.7 million, $3.3 million, and $3.2 million for the years ended December 31, 2011, 2010, and 2009, respectively. Of these amounts, $2.6 million, $3.2 million, and $3.1 million, respectively, are classified in Salaries and benefits in our consolidated statements of operations, with the remainder included in General and administrative expenses.
Provisions for these risks are based upon actuarially determined estimates. Loss and loss expense reserves represent the unpaid portion of the estimated ultimate net cost of all reported and unreported losses incurred through the respective consolidated balance sheet dates. The reserves for unpaid losses and loss expenses are estimated using individual case-basis valuations and actuarial analyses. Those estimates are subject to the effects of trends in loss severity and frequency. The estimates are continually reviewed and adjustments are recorded as experience develops or new information becomes known. The changes to the estimated ultimate loss amounts are included in current operating results. During 2011, 2010, and 2009, we reduced our estimated ultimate losses relating to prior loss periods by $4.4 million, $1.7 million, and $7.4 million, respectively, due to favorable claim experience and industry-wide loss development trends.
The reserves for these self-insured risks cover approximately 800 individual claims at December 31, 2011 and 2010, and estimates for potential unreported claims. The time period required to resolve these claims can vary depending upon the jurisdiction and whether the claim is settled or litigated. During 2011, 2010, and 2009, $27.0 million, $30.7 million, and $26.8 million, respectively, of payments (net of reinsurance recoveries of $1.4 million, $1.0 million, and $1.2 million, respectively) were made for liability claims. The estimation of the timing of payments beyond a year can vary significantly. Although considerable variability is inherent in reserve estimates, management believes the reserves for losses and loss expenses are adequate; however, there can be no assurance the ultimate liability will not exceed management’s estimates.
The obligations covered by excess contracts remain on the balance sheet, as the subsidiary or parent remains liable to the extent the excess carriers do not meet their obligations under the insurance contracts. Amounts receivable under the excess contracts were $35.3 million and $34.1 million at December 31, 2011 and 2010, respectively. Of these amounts, $16.3 million and $14.4 million are included in Prepaid expenses and other current assets in our consolidated balance sheets as of December 31, 2011 and 2010, respectively, with the remainder included in Other long-term assets.

Convertible Perpetual Preferred Stock	12 Months Ended
Dec. 31, 2011
Convertible Perpetual Preferred Stock [Abstract]
Convertible Perpetual Preferred Stock
Convertible Perpetual Preferred Stock:
On March 7, 2006, we completed the sale of 400,000 shares of our 6.50% Series A Convertible Perpetual Preferred Stock. The preferred stock has an initial liquidation preference of $1,000 per share of preferred stock, which is contingently subject to accretion. Holders of the preferred stock are entitled to receive, when and if declared by our board of directors, cash dividends at the rate of 6.50% per annum on the accreted liquidation preference per share, payable quarterly in arrears. Dividends on the preferred stock are cumulative. Each holder of preferred stock has one vote for each share held by the holder on all matters voted upon by the holders of our common stock.
The preferred stock is convertible, at the option of the holder, at any time into shares of our common stock at an initial conversion price of $30.50 per share, which is equal to an initial conversion rate of approximately 32.7869 shares of common stock per share of preferred stock, subject to specified adjustments. We may at any time cause the shares of preferred stock to be automatically converted into shares of our common stock at the conversion rate then in effect if the closing sale price of our common stock for 20 trading days within a period of 30 consecutive trading days ending on the trading day before the date we give the notice of forced conversion exceeds 150% of the conversion price of the preferred stock. If we are subject to a fundamental change, as defined in the certificate of designation of the preferred stock, each holder of shares of preferred stock has the right, subject to certain limitations, to require us to purchase with cash any or all of its shares of preferred stock at a purchase price equal to 100% of the accreted liquidation preference, plus any accrued and unpaid dividends to the date of purchase. In addition, if holders of the preferred stock elect to convert shares of preferred stock in connection with certain fundamental changes, we will in certain circumstances increase the conversion rate for such shares of preferred stock. As redemption of the preferred stock is contingent upon the occurrence of a fundamental change, and since we do not deem a fundamental change probable of occurring, accretion of our Convertible perpetual preferred stock is not necessary.
We declared $26.0 million in dividends on our preferred stock in each of the three years ended December 31, 2011. As of December 31, 2011 and 2010, accrued dividends of $6.5 million were included in Other current liabilities on our consolidated balance sheets. These accrued dividends were paid in January 2012 and 2011.

Shareholder's Equity (Deficit)	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Shareholders' Equity (Deficit):
On September 30, 2009, we issued 5.0 million shares of common stock and 8.2 million common stock warrants in full satisfaction of our obligation to do so under the Consolidated Securities Action settlement. For additional information, see Note 20, Earnings per Common Share, and Note 21, Settlements.

Guarantees	12 Months Ended
Dec. 31, 2011
Guarantees [Abstract]
Guarantees
Guarantees:
In conjunction with the sale of certain facilities, including the sale of our surgery centers, outpatient, and diagnostic divisions during 2007, HealthSouth assigned, or remained as a guarantor on, the leases of certain properties and equipment to certain purchasers and, as a condition of the lease, agreed to act as a guarantor of the purchaser’s performance on the lease. In addition, HealthSouth guarantees one real estate lease for a joint venture entity which it accounts for using the equity method of accounting. Should the purchaser or lessee fail to pay the obligations due on these leases or contracts, the lessor or vendor would have contractual recourse against us.
As of December 31, 2011, we were secondarily liable for 23 such guarantees. The remaining terms of these guarantees range from one month to 90 months. If we were required to perform under all such guarantees, the maximum amount we would be required to pay approximated $23.9 million.
We have not recorded a liability for these guarantees, as we do not believe it is probable we will have to perform under these agreements. If we are required to perform under these guarantees, we could potentially have recourse against the purchaser or lessee for recovery of any amounts paid. In addition, the purchasers of our surgery centers, outpatient, and diagnostic divisions have agreed to seek releases from the lessors and vendors in favor of HealthSouth with respect to the guarantee obligations associated with these divestitures. To the extent the purchasers of these divisions are unable to obtain releases for HealthSouth, the purchasers remain obligated under the terms of the applicable purchase agreements to indemnify HealthSouth for damages incurred under the guarantee obligations, if any. These guarantees are not secured by any assets under the agreements.

Accumulated Other Comprehensive (Loss) Income	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Income (Loss) Textual [Abstract]
Accumulated Other Comprehensive Income (Loss)
Accumulated Other Comprehensive (Loss) Income:
Accumulated other comprehensive (loss) income, net of income tax effect, consists of unrealized (losses) gains on available-for-sale securities of ($0.2) million and $0.5 million as of December 31, 2011 and 2010, respectively.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements:
Our financial assets and liabilities that are measured at fair value on a recurring basis are as follows (in millions):

		Fair Value Measurements at Reporting Date Using
As of December 31, 2011	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Valuation Technique (1)
Current portion of restricted marketable securities	$15.0	$—	$15.0	$—	M
Other long-term assets:
Restricted marketable securities	30.2	—	30.2	—	M
As of December 31, 2010
Current portion of restricted marketable securities	$18.2	$—	$18.2	$—	M
Prepaid expenses and other current assets:
June 2009 trading swap	1.2	—	1.2	—	I
Other long-term assets:
Restricted marketable securities	19.3	—	19.3	—	M
Other current liabilities:
March 2006 trading swap	(12.1)	—	(12.1)	—	I

(1)	The three valuation techniques are: market approach (M), cost approach (C), and income approach (I).
In addition to assets and liabilities recorded at fair value on a recurring basis, we are also required to record assets and liabilities at fair value on a nonrecurring basis. Generally, assets are recorded at fair value on a nonrecurring basis as a result of impairment charges or similar adjustments made to the carrying value of the applicable assets. Assets measured at fair value on a nonrecurring basis are as follows (in millions):

		Fair Value Measurements at Reporting Date Using			Total Losses
	Net Carrying Value as of December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Year Ended December 31, 2009
Investments in and advances to nonconsolidated affiliates	$1.7	$—	$—	$1.7	$0.3
Other long-term assets:
Assets held for sale	14.2	—	14.2	—	0.9

During the years ended December 31, 2011 and 2010, we did not record any gains or losses related to our nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis as part of our continuing operations. The above losses incurred in 2009 represent our write-down of certain assets to their estimated fair value based on offers we received from third parties to acquire the assets or other market conditions. The loss related to Investments in and advances to nonconsolidated affiliates is included in Other income in our consolidated statement of operations for the year ended December 31, 2009. The losses related to assets held for sale are included in Loss on disposal of assets in our consolidated statement of operations for the year ended December 31, 2009.
The loss associated with Investments in and advances to nonconsolidated affiliates resulted from an other-than-temporary impairment of an investment accounted for using the cost method of accounting. The investment was valued using its published net asset value discounted due to recent market fluctuations, the illiquid nature of the investment, and proposed changes to the investment’s structure. More specifically, and because we elected a liquidation option with regard to this investment, we discounted the net asset value of our holdings to account for anticipated sales of assets within this investment at prices lower than the currently stated net asset value.
During the years ended December 31, 2011, 2010, and 2009, we also recorded impairment charges of $6.8 million, $0.6 million, and $4.0 million, respectively, as part of our results of discontinued operations. See Note 18, Assets and Liabilities in and Results of Discontinued Operations.
As discussed in Note 1, Summary of Significant Accounting Policies, “Fair Value Measurements,” the carrying value equals fair value for our financial instruments that are not included in the table below and are classified as current in our consolidated balance sheets. The carrying amounts and estimated fair values for all of our other financial instruments are presented in the following table (in millions):

	As of December 31, 2011		As of December 31, 2010
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Interest rate swap agreements:
March 2006 trading swap	$—	$—	$(12.1)	$(12.1)
June 2009 trading swap	—	—	1.2	1.2
Long-term debt:
Advances under $500 million revolving credit facility	110.0	110.0	78.0	78.0
Term loan facility	97.5	97.5	—	—
10.75% Senior Notes due 2016	—	—	495.5	543.2
7.25% Senior Notes due 2018	336.7	330.0	275.0	280.5
8.125% Senior Notes due 2020	285.8	290.0	285.5	311.8
7.75% Senior Notes due 2022	312.0	301.1	250.0	258.1
Other bonds payable	1.5	1.5	1.8	1.8
Other notes payable	35.3	35.3	36.4	36.4
Financial commitments:
Letters of credit	—	44.6	—	45.6

Fair values for our long-term debt and financial commitments are determined using inputs, including quoted prices in non-active markets, that are observable either directly or indirectly, or Level 2 inputs within the fair value hierarchy. See Note 1, Summary of Significant Accounting Policies, "Fair Value Measurements."

Share-Based Payments	12 Months Ended
Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Share-Based Payments:
The Company has awarded employee stock-based compensation in the form of stock options and restricted stock awards under the terms of compensation plans designed to align employee and executive interests to those of our stockholders.
All employee stock-based compensation awarded in 2011, 2010, and 2009 was issued under the 2008 Equity Incentive Plan, a stockholder-approved plan that provides for grants of nonqualified stock options or incentive stock options, restricted stock, stock appreciation rights, performance shares or performance share units, dividend equivalents, restricted stock units (“RSUs”), or other stock-based awards. The terms of the 2008 Equity Incentive Plan made available up to 6,000,000 shares of common stock to be granted. As of December 31, 2011, the maximum number of shares that could be issued in connection with previously granted but unvested performance-based and market condition restricted stock is 1,907,366. Other than noted above, no additional stock-based compensation awards will be issued from the 2008 Equity Incentive Plan.
In May 2011, our shareholders approved the Amended and Restated 2008 Equity Incentive Plan, which reserves and provides for the grant of up to 9,000,000 shares of common stock. Employee stock-based compensation awarded after 2011 will be issued under this plan.
Historically, we have also issued stock-based compensation out of the following plans which expired in 2008: the 1995, 1997, and 1999 Stock Option Plans, the 1998 Restricted Stock Plan, the Key Executive Incentive Program, and the 2005 Equity Incentive Plan. As of December 31, 2011, we also had 1,204,100 shares available to issue under the 2002 Stock Option Plan; however, we do not intend to issue any additional options from this plan.
Stock Options—
As of December 31, 2011, we had outstanding options from the 1995, 1997, and 2002 Stock Option Plans as well as the 2005 and 2008 Equity Incentive Plans. Under these plans, officers and employees are given the right to purchase shares of HealthSouth common stock at a fixed grant price determined on the day the options are granted. These plans provide for the granting of both nonqualified stock options and incentive stock options. The terms and conditions of the options, including exercise prices and the periods in which options are exercisable, are generally at the discretion of the compensation committee of our board of directors. However, no options are exercisable beyond approximately ten years from the date of grant. Granted options vest over the awards’ requisite service periods, which is generally three years.
The fair values of the options granted during the years ended December 31, 2011, 2010, and 2009 have been estimated at the grant date using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	For the Year Ended December 31,
	2011	2010	2009
Expected volatility	41.5%	44.7%	45.0%
Risk-free interest rate	2.8%	3.1%	2.7%
Expected life (years)	6.7	6.7	6.5
Dividend yield	0.0%	0.0%	0.0%

The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option-pricing models require the input of highly subjective assumptions, including the expected stock price volatility. We estimate our expected term through an analysis of actual, historical post-vesting exercise, cancellation, and expiration behavior by our employees and projected post-vesting activity of outstanding options. We calculate volatility based on the historical volatility of our common stock over the period commensurate with the expected life of the options. The risk-free interest rate is the implied daily yield currently available on U.S. Treasury issues with a remaining term closely approximating the expected term used as the input to the Black-Scholes option-pricing model. Since we have not historically paid dividends, we do not include a dividend payment as part of our pricing model. We estimate forfeitures through an analysis of actual, historical pre-vesting option forfeiture activity. Under the Black-Scholes option-pricing model, the weighted-average fair value per share of employee stock options granted during the years ended December 31, 2011, 2010, and 2009 was $11.27, $8.54, and $4.64, respectively.
A summary of our stock option activity and related information is as follows:

	Shares (In Thousands)	Weighted- Average Exercise Price per Share	Remaining Life (Years)	Aggregate Intrinsic Value (In Millions)
Outstanding, December 31, 2010	2,493	$22.36
Granted	200	24.21
Exercised	(189)	23.39
Forfeitures	—	—
Expirations	(65)	52.44
Outstanding, December 31, 2011	2,439	21.63	5.3	$3.1
Exercisable, December 31, 2011	1,989	22.34	4.6	2.2

We recognized approximately $1.7 million, $2.0 million, and $3.5 million of compensation expense related to our stock options for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011, there was $2.4 million of unrecognized compensation cost related to unvested stock options. This cost is expected to be recognized over a weighted-average period of 21 months.
Restricted Stock—
Prior to 2008, restricted stock awards contained only a service requirement and generally vested over a three-year requisite service period. The restricted stock awards granted in 2011, 2010, and 2009 included service-based awards, performance-based awards (that also included a service requirement), and market condition awards (that also included a service requirement). For awards with a service and/or performance requirement, the fair value of the award is determined by the closing price of our common stock on the grant date. For awards with a market condition, the fair value of the awards is determined using a lattice model.
A summary of our issued restricted stock awards is as follows (share information in thousands):

	Shares	Weighted-Average Grant Date Fair Value
Nonvested shares at December 31, 2010	668	$13.84
Granted	1,900	8.23
Vested	(565)	14.86
Forfeited	(114)	8.22
Nonvested shares at December 31, 2011	1,889	8.23

The weighted-average grant date fair value of restricted stock granted during the years ended December 31, 2010 and 2009 was $16.37 and $7.85 per share, respectively. We recognized approximately $17.7 million, $13.6 million, and $9.1 million of compensation expense related to our restricted stock awards for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011, there was $21.3 million of unrecognized compensation expense related to unvested restricted stock. This cost is expected to be recognized over a weighted-average period of 21 months. The remaining unrecognized compensation expense for the performance-based awards may vary each reporting period based on changes in the expected achievement of performance measures.
Non-Employee Stock-Based Compensation Plans—
We maintained the 2004 Director Incentive Plan, as amended and restated, to provide incentives to our non-employee members of our board of directors. Up to 400,000 shares were available to be granted pursuant to the 2004 Director Incentive Plan through the award of shares of unrestricted common stock, restricted stock, and/or RSUs. The 2004 Director Incentive Plan expired during 2008. During the first quarter of 2009, we issued RSUs out of the 2008 Equity Incentive Plan to our non-employee members of our board of directors. Restricted stock awards are subject to a three-year graded vesting period, while the RSUs are fully vested when awarded.
During the years ended December 31, 2011, 2010, and 2009, we issued 37,332, 46,827, and 103,185 RSUs, respectively, with a fair value of $24.11, $17.30, and $7.85, respectively, per unit. We recognized approximately $0.9 million, $0.8 million, and $0.8 million, respectively, of compensation expense upon their issuance in 2011, 2010, and 2009. There was no unrecognized compensation related to unvested shares as of December 31, 2011. As of December 31, 2011, 299,780 RSUs were outstanding.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Employee Benefit Plans
Employee Benefit Plans:
Substantially all HealthSouth employees are eligible to enroll in HealthSouth sponsored healthcare plans, including coverage for medical and dental benefits. Our primary healthcare plans are national plans administered by third-party administrators. We are self-insured for these plans. During 2011, 2010, and 2009, costs associated with these plans, net of amounts paid by employees, approximated $66.8 million, $59.7 million, and $59.0 million, respectively.
The HealthSouth Retirement Investment Plan is a qualified 401(k) savings plan. The plan allows eligible employees to contribute up to 100% of their pay on a pre-tax basis into their individual retirement account in the plan subject to the normal maximum limits set annually by the Internal Revenue Service. HealthSouth’s employer matching contribution is 50% of the first 6% of each participant’s elective deferrals. All contributions to the plan are in the form of cash. Employees who are at least 21 years of age are eligible to participate in the plan. Employer contributions vest 100% after three years of service. Participants are always fully vested in their own contributions.
Employer contributions to the HealthSouth Retirement Investment Plan approximated $12.4 million, $12.0 million, and $12.2 million in 2011, 2010, and 2009, respectively. In 2011, 2010, and 2009, approximately $1.7 million, $1.6 million, and $1.2 million, respectively, from the plan’s forfeiture account were used to fund the matching contributions in accordance with the terms of the plan.
Senior Management Bonus Program—
In 2011, 2010, and 2009, we adopted a Senior Management Bonus Program to reward senior management for performance based on a combination of corporate goals or regional goals and individual goals. The corporate and regional goals are approved on an annual basis by our board of directors as part of our routine budgeting and financial planning process. The individual goals, which were weighted according to importance, were determined between each participant and his or her immediate supervisor. The program applied to persons who joined the Company in, or were promoted to, senior management positions. In 2012, we expect to pay approximately $13.0 million under the program for the year ended December 31, 2011. In February 2011, we paid $11.3 million under the program for the year ended December 31, 2010. In February 2010, we paid $13.3 million under the program for the year ended December 31, 2009.

Assets and Liabilities in and Results of Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
Assets Held for Sale and Results of Discontinued Operations
Assets and Liabilities in and Results of Discontinued Operations:
On May 17, 2011, we entered into a definitive agreement with certain subsidiaries of LifeCare Holdings, Inc. (collectively, "LifeCare"), pursuant to which we agreed to sell, and LifeCare agreed to acquire, substantially all of the assets of all six of our LTCHs for approximately $120 million, consisting of cash and retained working capital. On July 21, 2011, HealthSouth and LifeCare amended the definitive agreement to remove HealthSouth Hospital of Houston (the "Houston LTCH") from the sale transaction and reduce the aggregate purchase price by $2.5 million to $117.5 million. The transaction to sell five of our LTCHs was completed on August 1, 2011. HealthSouth closed the Houston LTCH in August 2011 and expects to sell the associated real estate. See Note 15, Fair Value Measurements.
Accordingly, we reclassified our consolidated balance sheet as of December 31, 2010 to present the assets and liabilities of all six of our LTCHs in discontinued operations. We also reclassified our consolidated statements of operations and consolidated statements of cash flows for 2010 and 2009 to include these facilities and their results of operations as discontinued operations.
The operating results of discontinued operations are as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Net operating revenues	$95.7	$123.7	$144.0
Less: Provision for doubtful accounts	(1.5)	(2.4)	(3.0)
Net operating revenues less provision for doubtful accounts	94.2	121.3	141.0
Costs and expenses	66.3	106.4	133.0
Impairments	6.8	0.6	4.0
Income from discontinued operations	21.1	14.3	4.0
(Loss) gain on disposal of assets of discontinued operations	—	(1.2)	0.3
Gain on divestitures of LTCHs / divisions	65.6	—	13.4
Income tax (expense) benefit	(37.9)	(4.0)	0.7
Income from discontinued operations, net of tax	$48.8	$9.1	$18.4

As discussed in Note 10, Self-Insured Risks, we insure a substantial portion of our professional liability, general liability, and workers’ compensation risks through a self-insured retention program underwritten by HCS. Expenses for retained professional and general liability risks and workers’ compensation risks associated with our divested surgery centers, outpatient, and diagnostic divisions have been included in our results of discontinued operations.
As discussed in Note 21, Settlements, in April 2011, we entered into a definitive settlement and release agreement with the state of Delaware (the "Delaware Settlement") relating to a previously disclosed audit of unclaimed property conducted on behalf of Delaware and two other states by Kelmar Associates, LLC. During the year ended December 31, 2011, we recorded a $24.8 million gain in connection with this settlement as part of our results of discontinued operations.
During 2011, we recorded impairment charges of $6.8 million as part of our results of discontinued operations. These charges related to the hospital that was closed in 2011 and a hospital that was closed in 2008. We determined the fair value of the impaired long-lived assets at the hospitals based on the assets' estimated fair value using valuation techniques that included third-party appraisals and offers from potential buyers. During 2010, we recorded an impairment charge of $0.6 million. This charge related to a hospital that was closed in 2008. We determined the fair value of the impaired long-lived assets at the hospital primarily based on the assets’ estimated fair value using valuation techniques that included third-party appraisals and an offer from a potential buyer. During 2009, we recorded an impairment charge of $4.0 million. This charge related to a hospital that qualified to be reported as discontinued operations during 2009 and was sold in January 2010. We determined the fair value of the impaired long-lived assets at the hospital based on an offer from a third-party to purchase the assets.
Income tax expense recorded as part of our results of discontinued operations during the year ended December 31, 2011 related primarily to the gain from the sale of five of our LTCHs and the Delaware Settlement.
Assets and liabilities in discontinued operations consist of the following (in millions):

	As of December 31,
	2011	2010
Assets:
Accounts receivable, net	$4.8	$18.2
Other current assets	0.1	1.6
Total current assets	4.9	19.8
Property and equipment, net	6.9	46.4
Goodwill	—	11.0
Long-term assets	0.4	0.4
Total long-term assets	7.3	57.8
Total assets	$12.2	$77.6
Liabilities:
Accounts payable	$1.0	$4.5
Accrued expenses and other current liabilities	5.5	7.0
Total current liabilities	6.5	11.5
Long-term liabilities	0.7	1.2
Total liabilities	$7.2	$12.7

As of December 31, 2011, assets and liabilities in discontinued operations primarily relate to working capital not included in the sale of five of our LTCHs on August 1, 2011, the Houston LTCH, and a hospital that was closed in 2008. As of December 31, 2010, assets and liabilities in discontinued operations primarily relate to our six LTCHs, as discussed above, as well as a hospital that was closed in 2008. Current assets and long-term assets in the above table are included in Prepaid expenses and other current assets and Other long-term assets, respectively, in our consolidated balance sheets. Current liabilities and long-term liabilities in the above table are included in Other current liabilities and Other long-term liabilities, respectively, in our consolidated balance sheets.
Goodwill in the above table represents an allocation of HealthSouth's Goodwill due to the disposal of the LTCHs. The allocation was made based on the relative fair value of the LTCHs compared to the fair value of HealthSouth.
As discussed in Note 1, Summary of Significant Accounting Policies, as of December 31, 2010, Refunds due patients and other third-party payors consisted of approximately $42.1 million of refunds and overpayments that originated prior to December 31, 2004. Of this amount, approximately $33.9 million represented liabilities associated with our former surgery centers, outpatient, and diagnostic divisions. These liabilities remained with HealthSouth after the closing of each transaction, and therefore, were not considered liabilities "held for sale" in our consolidated balance sheet. These balances were reduced to zero during 2011 as a result of the Delaware Settlement.
Surgery Centers Division—
The transaction to sell our surgery centers division to ASC Acquisition LLC ("ASC"), a Delaware limited liability company and newly formed affiliate of TPG Partners V, L.P., a private investment partnership, closed on June 29, 2007, other than with respect to certain facilities in Connecticut, Rhode Island, and Illinois for which approvals for the transfer to ASC had not yet been received as of such date. In August and November 2007, we received approval for the transfer of the applicable facilities in Connecticut and Rhode Island, respectively. In the first quarter of 2008, we received approval for the change in control of five of the six Illinois facilities. Approval for the sixth Illinois facility was obtained in the fourth quarter of 2009.
The operating results of our former surgery centers division included in discontinued operations consist of the following (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Net operating revenues	$5.0	$0.5	$7.4
Less: Provision for doubtful accounts	—	—	(0.3)
Net operating revenues less provision for doubtful accounts	5.0	0.5	7.1
Costs and expenses	(0.5)	0.7	3.6
Income (loss) from discontinued operations	5.5	(0.2)	3.5
Gain on disposal of assets of discontinued operations	—	—	0.7
Gain on divestiture of division	—	—	13.4
Income tax (expense) benefit	(2.0)	0.1	0.4
Income (loss) from discontinued operations, net of tax	$3.5	$(0.1)	$18.0

Amounts recorded in 2011 primarily relate to the Delaware Settlement. We recorded a post-tax gain of $13.4 million for the facility that was transferred to ASC during the fourth quarter of 2009.
Outpatient Division—
During 2007, we sold our outpatient rehabilitation division to Select Medical Corporation. The operating results of our former outpatient division included in discontinued operations consist of the following (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Net operating revenues	$12.8	$0.5	$0.5
Less: Provision for doubtful accounts	—	—	—
Net operating revenues less provision for doubtful accounts	12.8	0.5	0.5
Costs and expenses	(0.4)	(3.5)	7.7
Income (loss) from discontinued operations	13.2	4.0	(7.2)
Income tax expense	(4.8)	(1.4)	—
Income (loss) from discontinued operations, net of tax	$8.4	$2.6	$(7.2)

Amounts recorded in 2011 primarily relate to the Delaware Settlement. During 2009, we recorded an estimate for a potential liability associated with our former outpatient division and claims made by United Healthcare Services in our results of discontinued operations. A settlement was reached in this case during 2010. See Note 21, Settlements, for additional information.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes:
The significant components of the Provision for income tax expense (benefit) related to continuing operations are as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Current:
Federal	$1.4	$1.3	$1.8
State and local	(0.8)	1.6	(8.8)
Total current expense (benefit)	0.6	2.9	(7.0)
Deferred:
Federal	48.2	(682.2)	3.0
State and local	(11.7)	(61.5)	1.1
Total deferred expense (benefit)	36.5	(743.7)	4.1
Total income tax expense (benefit) related to continuing operations	$37.1	$(740.8)	$(2.9)

A reconciliation of differences between the federal income tax at statutory rates and our actual income tax expense (benefit) on our income from continuing operations, which include federal, state, and other income taxes, is presented below:

	For the Year Ended December 31,
	2011	2010	2009
Tax expense at statutory rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
State income taxes, net of federal tax benefit	3.0%	4.7%	4.0%
Decrease in valuation allowance	(11.6)%	(431.5)%	(22.3)%
Settlement of tax claims	(7.2)%	13.2%	(6.6)%
Noncontrolling interests	(6.5)%	(8.3)%	(10.8)%
Adjustments to net operating loss carryforwards	2.9%	—%	—%
Interest, net	(1.6)%	(0.8)%	(1.2)%
Other, net	1.3%	(2.4)%	(0.8)%
Income tax expense (benefit)	15.3%	(390.1)%	(2.7)%

The Provision for income tax expense in 2011 is less than the federal statutory rate primarily due to: (1) an approximate $28 million benefit associated with a current period net reduction in the valuation allowance and (2) an approximate $18 million net benefit associated with settlements with various taxing authorities including the settlement of federal income tax claims with the Internal Revenue Service for tax years 2007 and 2008 offset by (3) approximately $7 million of net expense primarily related to corrections to 2010 deferred tax assets associated with our NOLs and corresponding valuation allowance. See Note 1, Summary of Significant Accounting Policies, "Out-of-Period Adjustments."
The Provision for income tax benefit in 2010 primarily resulted from the reduction in the valuation allowance, as discussed below. This benefit was offset by settlements related to federal IRS examinations, including reductions in unrecognized tax benefits, as discussed below. The Provision for income tax benefit in 2009 primarily resulted from a reduction in the valuation allowance, as discussed below, and refunds of state income taxes, including interest.
Deferred income taxes recognize the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes and the impact of available NOLs. The significant components of HealthSouth’s deferred tax assets and liabilities are as follows (in millions):

	As of December 31,
	2011	2010
Deferred income tax assets:
Net operating loss	$540.5	$628.8
Property, net	49.8	49.1
Insurance reserve	36.1	37.6
Stock-based compensation	22.7	19.9
Allowance for doubtful accounts	12.7	12.6
Alternative minimum tax	13.4	13.4
Carrying value of partnerships	10.4	15.6
Other accruals	16.1	21.9
Capital losses	4.1	11.8
Intangibles	—	9.6
Total deferred income tax assets	705.8	820.3
Less: Valuation allowance	(50.3)	(112.7)
Net deferred income tax assets	655.5	707.6
Deferred income tax liabilities:
Intangibles	(20.5)	—
Other	(0.3)	(0.2)
Total deferred income tax liabilities	(20.8)	(0.2)
Net deferred income tax assets	634.7	707.4
Less: Current deferred tax assets	26.6	28.1
Noncurrent deferred tax assets	$608.1	$679.3

At December 31, 2011, we had unused federal NOLs of $440.9 million (approximately $1.3 billion on a gross basis) and state NOLs of $99.6 million. Such losses expire in various amounts at varying times through 2035.
For the years ended December 31, 2011, 2010, and 2009, the net decreases in our valuation allowance were $62.4 million, $825.4 million, and $76.9 million, respectively. Approximately $21 million of the decrease in the valuation allowance during 2011 and substantially all of the decrease in 2010 related primarily to our determination it is more likely than not a substantial portion of our deferred tax assets will be realized in the future. Based on the weight of available evidence including our generation of pre-tax income from continuing operations on a three-year look back basis, our forecast of future earnings, and our ability to sustain a core level of earnings, we determined, in the fourth quarter of 2010, it is more likely than not a substantial portion of our deferred tax assets will be realized on a federal basis and in certain state jurisdictions in the future and decreased our valuation allowance. In addition, approximately $34 million of the decrease in the valuation allowance in 2011 was due to the corrections made to the valuation allowance, as discussed above. Approximately $7 million of the decrease in the valuation allowance in 2011 resulted from our settlement with the IRS for tax years 2007 and 2008 which enabled us to utilize certain capital losses previously offset by a valuation allowance. The decrease in the valuation allowance for 2009 related primarily to a decrease in gross deferred tax assets resulting from the issuance of the common stock and common stock warrants underlying the securities litigation settlement, the write-off of bad debts, and the utilization of NOLs.
As of December 31, 2011, we have a remaining valuation allowance of $50.3 million. This valuation allowance remains recorded due to uncertainties regarding our ability to utilize a portion of the deferred tax assets, primarily related to state NOLs, before they expire. The amount of the valuation allowance has been determined for each tax jurisdiction based on the weight of all available evidence including management’s estimates of taxable income for each jurisdiction in which we operate over the periods in which the related deferred tax assets will be recoverable. It is possible we may be required to increase or decrease our valuation allowance at some future time if our forecast of future earnings varies from actual results on a consolidated basis or in the applicable state tax jurisdictions, or if the timing of future tax deductions differs from our expectations.
Our utilization of NOLs could be subject to limitations under Internal Revenue Code Section 382 (“Section 382”) and may be limited in the event of certain cumulative changes in ownership interests of significant shareholders over a three-year period in excess of 50%. Section 382 imposes an annual limitation on the use of these losses to an amount equal to the value of a company at the time of an ownership change multiplied by the long-term tax exempt rate. At this time, we do not believe these limitations will restrict our ability to use any NOLs before they expire. However, no such assurances can be provided.
As of January 1, 2009, total remaining gross unrecognized tax benefits were $61.1 million, all of which would affect our effective tax rate if recognized. Total accrued interest expense related to unrecognized tax benefits was $2.9 million as of January 1, 2009. The amount of unrecognized tax benefits changed during 2009 due to the settlement of state income tax refund claims with certain states for tax years 1995 through 2004 and the running of the statute of limitations on certain state issues related to the 2005 tax year. Total remaining gross unrecognized tax benefits were $50.9 million as of December 31, 2009, all of which would affect our effective tax rate if recognized. Total accrued interest expense related to unrecognized tax benefits as of December 31, 2009 was $1.9 million. The amount of unrecognized tax benefits changed during 2010 due to a settlement with the IRS regarding tax positions taken for tax years 2005 through 2007 and the running of the statute of limitations on certain state claims. Total remaining gross unrecognized tax benefits were $12.6 million as of December 31, 2010, all of which would affect our effective tax rate if recognized. Total accrued interest expense related to unrecognized tax benefits as of December 31, 2010 was $1.1 million. The amount of unrecognized tax benefits changed during 2011 primarily due to the settlement of federal income tax claims with the IRS for tax years 2007 and 2008 and the lapse of the applicable statute of limitations for certain federal and state claims. Total remaining gross unrecognized tax benefits were $6.0 million as of December 31, 2011, all of which would affect our effective tax rate if recognized. Total accrued interest expense related to unrecognized tax benefits as of December 31, 2011 was $0.1 million, all of which would affect our effective tax rate if recognized.
A reconciliation of the beginning and ending liability for unrecognized tax benefits is as follows (in millions):

	Gross Unrecognized Income Tax Benefits	Accrued Interest and Penalties
January 1, 2009	$61.1	$2.9
Gross amount of increases in unrecognized tax benefits related to prior periods	0.1	0.1
Increases in unrecognized tax benefits relating to settlements with taxing authorities	2.7	—
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	(8.5)	—
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(4.5)	(1.1)
December 31, 2009	50.9	1.9
Gross amount of increases in unrecognized tax benefits related to prior periods	96.1	0.1
Gross amount of decreases in unrecognized tax benefits related to prior periods	(37.5)	—
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	(93.0)	—
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(3.9)	(0.9)
December 31, 2010	12.6	1.1
Gross amount of increases in unrecognized tax benefits related to prior periods	19.8	—
Gross amount of decreases in unrecognized tax benefits related to prior periods	(3.0)	—
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	(20.2)	—
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(3.2)	(1.0)
December 31, 2011	$6.0	$0.1

Our continuing practice is to recognize interest and penalties related to income tax matters in income tax expense. For the years ended December 31, 2011, 2010, and 2009, we recorded $4.7 million, $1.7 million, and $2.3 million of interest income, respectively, primarily related to amended state income tax returns, as part of our income tax provision. Total accrued interest income was $0.1 million and $0.3 million as of December 31, 2011 and 2010, respectively.
HealthSouth and its subsidiaries’ federal and state income tax returns are periodically examined by various regulatory taxing authorities. In connection with such examinations, we have settled federal income tax examinations with the IRS for all tax years through 2008. We are currently under audit by the IRS for the 2009 and 2010 tax years and by one state for tax years 2008 through 2010.
For the tax years that remain open under the applicable statutes of limitations, amounts related to these unrecognized tax benefits have been considered by management in its estimate of our potential net recovery of prior years’ income taxes. It is reasonably possible a decrease in our unrecognized tax benefits of approximately $0.4 million will occur within the next 12 months due to the closing of the applicable statutes of limitations.
We continue to actively pursue the maximization of our remaining income tax refund claims and other tax benefits. Although management believes its estimates and judgments related to these claims are reasonable, depending on the ultimate resolution of these tax matters, actual amounts recovered could differ from management’s estimates, and such differences could be material.

Earnings per Common Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings per Common Share
Earnings per Common Share:
The calculation of earnings per common share is based on the weighted-average number of our common shares outstanding during the applicable period. The calculation for diluted earnings per common share recognizes the effect of all dilutive potential common shares that were outstanding during the respective periods, unless their impact would be antidilutive. The following table sets forth the computation of basic and diluted earnings per common share (in millions, except per share amounts):

	For the Year Ended December 31,
	2011	2010	2009
Basic:
Numerator:
Income from continuing operations	$205.8	$930.7	$110.4
Less: Net income attributable to noncontrolling interests included in continuing operations	(47.0)	(40.9)	(33.3)
Less: Convertible perpetual preferred stock dividends	(26.0)	(26.0)	(26.0)
Income from continuing operations attributable to HealthSouth common shareholders	132.8	863.8	51.1
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	49.9	9.2	17.7
Net income attributable to HealthSouth common shareholders	$182.7	$873.0	$68.8
Denominator:
Basic weighted average common shares outstanding	93.3	92.8	88.8
Basic earnings per common share:
Income from continuing operations attributable to HealthSouth common shareholders	$1.42	$9.31	$0.58
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.54	0.10	0.19
Net income attributable to HealthSouth common shareholders	$1.96	$9.41	$0.77
Diluted:
Numerator:
Income from continuing operations	$205.8	$930.7	$110.4
Less: Net income attributable to noncontrolling interests included in continuing operations	(47.0)	(40.9)	(33.3)
Income from continuing operations attributable to HealthSouth common shareholders	158.8	889.8	77.1
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	49.9	9.2	17.7
Net income attributable to HealthSouth common shareholders	$208.7	$899.0	$94.8
Denominator:
Diluted weighted average common shares outstanding	109.2	108.5	103.3
Diluted earnings per common share:
Income from continuing operations attributable to HealthSouth common shareholders	$1.42	$8.20	$0.58
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.54	0.08	0.19
Net income attributable to HealthSouth common shareholders	$1.96	$8.28	$0.77

Diluted earnings per share report the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. These potential shares include dilutive stock options, restricted stock awards, restricted stock units, stock warrants, and convertible perpetual preferred stock. For the years ended December 31, 2011, 2010, and 2009, the number of potential shares approximated 15.9 million, 15.7 million, and 14.5 million, respectively. For the years ended December 31, 2011, 2010, and 2009, approximately 13.1 million of the potential shares relate to our Convertible perpetual preferred stock. For the years ended December 31, 2011 and 2009, adding back the dividends for the Convertible perpetual preferred stock to our Income from continuing operations attributable to HealthSouth common shareholders causes a per share increase when calculating diluted earnings per common share resulting in an antidilutive per share amount. Therefore, basic and diluted earnings per common share are the same for the years ended December 31, 2011 and 2009.
Options to purchase approximately 1.8 million and 2.0 million shares of common stock were outstanding as of December 31, 2011 and 2010, respectively, but were not included in the computation of diluted weighted-average shares because to do so would have been antidilutive.
In October 2011, our board of directors authorized the repurchase of up to $125 million of our common stock. The repurchase authorization does not require the repurchase of a specific number of shares, has an indefinite term, and is subject to termination by our board of directors. Subject to certain terms and conditions, including compliance with federal and state securities and other laws, the repurchases may be made from time to time in open market transactions, privately negotiated transactions, or other transactions, including trades under a plan established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Repurchases under this authorization, if any, are expected to be funded using cash on hand and availability under our revolving credit facility.
In January 2004, we repaid our then-outstanding 3.25% Convertible Debentures using the net proceeds of a loan arranged by Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented. In October 2011, our board of directors also granted discretion to management to opportunistically repurchase these warrants from time to time, subject to similar conditions discussed above for the repurchase of our common stock. This authority does not require the purchase of a specific number of warrants, has an indefinite term, and is subject to termination by our board of directors.
On September 30, 2009, we issued 5.0 million shares of common stock and 8.2 million common stock warrants in full satisfaction of our obligation to do so under the Consolidated Securities Action settlement. Each warrant has a term of approximately seven years from the date of issuance and an exercise price of $41.40 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented. For additional information, see Note 21, Settlements.

Settlements	12 Months Ended
Dec. 31, 2011
Settlements [Abstract]
Settlements
Settlements:
Delaware Settlement—
On April 4, 2011, we entered into a definitive settlement and release agreement with the state of Delaware relating to a previously disclosed audit of unclaimed property conducted on behalf of Delaware and two other states by Kelmar Associates, LLC. While the terms of the settlement are confidential, the amount paid to Delaware was less than the amount previously accrued and included in the line item Refunds due patients and other third-party payors in our consolidated balance sheet as of December 31, 2010. Accordingly, we recorded a $25.3 million pre-tax gain in connection with this settlement as part of our results of operations for the year ended December 31, 2011. Of this amount, $24.8 million is included in Income from discontinued operations, net of tax, as this gain primarily related to our previously divested divisions. The remainder is included in Net operating revenues in our consolidated statement of operations for the year ended December 31, 2011. See also Note 1, Summary of Significant Accounting Policies, "Refunds due Patients and Other Third-Party Payors."
Securities Litigation Settlement—
On June 24, 2003, the United States District Court for the Northern District of Alabama consolidated a number of separate securities lawsuits filed against us under the caption In re HealthSouth Corp. Securities Litigation, Master Consolidation File No. CV-03-BE-1500-S (the “Consolidated Securities Action”), which the court divided into two subclasses:

•
Complaints based on purchases of our common stock were grouped under the caption In re HealthSouth Corp. Stockholder Litigation, Consolidated Case No. CV-03-BE-1501-S (the “Stockholder Securities Action”), which was further divided into complaints based on purchases of our common stock in the open market (grouped under the caption In re HealthSouth Corp. Stockholder Litigation, Consolidated Case No. CV-03-BE-1501-S) and claims based on the receipt of our common stock in mergers (grouped under the caption HealthSouth Merger Cases, Consolidated Case No. CV-98-2777-S). Although the plaintiffs in the HealthSouth Merger Cases have separate counsel and have filed separate claims, the HealthSouth Merger Cases are otherwise consolidated with the Stockholder Securities Action for all purposes.

•
Complaints based on purchases of our debt securities were grouped under the caption In re HealthSouth Corp. Bondholder Litigation, Consolidated Case No. CV-03-BE-1502-S (the “Bondholder Securities Action”).

On January 8, 2004, the plaintiffs in the Consolidated Securities Action filed a consolidated class action complaint. The complaint named us as a defendant, as well as more than 30 of our former employees, officers and directors, the underwriters of our debt securities, and our former auditor. The complaint alleged, among other things, (1) that we misrepresented or failed to disclose certain material facts concerning our business and financial condition and the impact of the Balanced Budget Act of 1997 on our operations in order to artificially inflate the price of our common stock, (2) that from January 14, 2002 through August 27, 2002, we misrepresented or failed to disclose certain material facts concerning our business and financial condition and the impact of the changes in Medicare reimbursement for outpatient therapy services on our operations in order to artificially inflate the price of our common stock, and that some of the individual defendants sold shares of such stock during the purported class period, and (3) that Mr. Scrushy instructed certain former senior officers and accounting personnel to materially inflate our earnings to match Wall Street analysts’ expectations, and that senior officers of HealthSouth and other members of a self-described “family” held meetings to discuss the means by which our earnings could be inflated and that some of the individual defendants sold shares of our common stock during the purported class period. The Consolidated Securities Action complaint asserted claims under Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, as amended, and claims under Sections 10(b), 14(a), 20(a) and 20A of the Securities Exchange Act of 1934, as amended.
On September 26, 2006, the plaintiffs in the Stockholder Securities Action and the Bondholder Securities Action, HealthSouth, and certain individual former HealthSouth employees and board members entered into and filed a stipulation of partial settlement of this litigation. We also entered into definitive agreements with the lead plaintiffs in these actions and the derivative actions, as well as certain of our insurance carriers, to settle the claims filed in those actions against us and many of our former directors and officers. On September 28, 2006, the United States District Court entered an order preliminarily approving the stipulation and settlement. Following a period to allow class members to opt out of the settlement and for objections to the settlement to be lodged, the court held a hearing on January 8, 2007 and determined the proposed settlement was fair, reasonable and adequate to the class members and that it should receive final approval. An order approving the settlement was entered on January 11, 2007. Individual class members representing approximately 205,000 shares of common stock and one bondholder with a face value of $1.5 million elected to be excluded from the settlement. The order approving the settlement bars claims by the non-settling defendants arising out of or relating to the Stockholder Securities Action, the Bondholder Securities Action, and the derivative litigation but does not prevent other security holders excluded from the settlement from asserting claims directly against us.
Under the settlement agreements, federal securities and fraud claims brought in the Consolidated Securities Action against us and certain of our former directors and officers were settled in exchange for aggregate consideration of $445 million, consisting of HealthSouth common stock and warrants valued at $215 million and cash payments by HealthSouth’s insurance carriers of $230 million. In addition, the settlement agreements provided that the plaintiffs in the Stockholder Securities Action and the Bondholder Securities Action will receive 25% of any net recoveries from any judgments obtained by us or on our behalf with respect to certain claims against Mr. Scrushy (excluding the $48 million judgment against Mr. Scrushy on January 3, 2006, as discussed in Note 22, Contingencies and Other Commitments), Ernst & Young LLP, our former auditor, and UBS Securities, our former primary investment bank, each of which after this settlement remained a defendant in the derivative actions as well as the Consolidated Securities Action. The settlement agreements were subject to the satisfaction of a number of conditions, including final approval of the United States District Court and the approval of bar orders in the Consolidated Securities Action and the derivative litigation by the United States District Court and the Alabama Circuit Court that would, among other things, preclude certain claims by the non-settling co-defendants against HealthSouth and the insurance carriers relating to matters covered by the settlement agreements. That approval was obtained on January 11, 2007. Despite approval of the Consolidated Securities Action settlement, there are class members who have elected to opt out of the settlements and pursue claims in separate actions.
The settlement agreements also required HealthSouth to indemnify the settling insurance carriers, to the extent permitted by law, for any amounts they are legally obligated to pay to any non-settling defendants. As of December 31, 2011, we have not recorded a liability regarding these indemnifications, as we do not believe it is probable we will have to perform under the indemnification portion of these settlement agreements and any amount we would be required to pay is not estimable at this time.
On September 30, 2009, we issued an aggregate of 5,023,732 shares of common stock and 8,151,265 warrants to purchase our common stock in full satisfaction of our obligation to do so under the Consolidated Securities Action settlement. Pursuant to the Consolidated Securities Action settlement and the related court orders, the process for final distribution of the cash and securities to qualified claimants is being handled by counsel for the plaintiffs and the court approved administrator of the settlement fund.
In connection with the Consolidated Securities Action settlement, we recorded a charge of $215.0 million as Government, class action, and related settlements in our 2005 consolidated statement of operations. During each quarter subsequent to the initial recording of this liability, we reduced or increased our liability for this settlement based on the value of our common stock and the associated common stock warrants underlying the settlement. During 2009, we recorded a net gain of $37.2 million to Government, class action, and related settlements in our consolidated statement of operations based on the value of our common stock and the associated warrants when the underlying common stock and warrants were issued.
UBS Litigation Settlement—
In August 2003, claims on behalf of HealthSouth were brought in the Tucker derivative litigation (described below in Note 22, Contingencies and Other Commitments, “Derivative Litigation”) against various UBS entities, alleging that from at least 1998 through 2002, when those entities served as our investment bankers, they breached their duties of care, suppressed information, and aided and abetted in the ongoing fraud. As a result of the UBS defendants' representation that UBS Securities is the proper defendant for all claims asserted in the complaint, UBS Securities became the named defendant in Tucker. The claims alleged that while the UBS entities were our fiduciaries, they became part of a conspiracy to artificially inflate the market price of our stock. The complaint sought compensatory and punitive damages, disgorgement of fees received from us by UBS entities, and attorneys' fees and costs. On August 3, 2005, UBS Securities filed counterclaims against us. Those claims included fraud, misrepresentation, negligence, breach of contract, and indemnity against us for allegedly providing UBS Securities with materially false information concerning our financial condition to induce UBS Securities to provide investment banking services. UBS Securities' counterclaims sought compensatory and punitive damages and a judgment declaring that we were liable for any losses, costs, or fees incurred by UBS Securities in connection with its defense of actions relating to the services UBS Securities provided to us. In August 2006, we and the plaintiffs in Tucker agreed to jointly prosecute the claims against UBS Securities in state court.
Additionally, on September 6, 2007, UBS AG filed an action against us in the Supreme Court of the State of New York, captioned UBS AG, Stamford Branch v. HealthSouth Corporation, based on the terms of a credit agreement with MedCenterDirect.com (“MCD”) (the “New York action”). Prior to ceasing operations in 2003, we owned a portion of MCD's equity securities and MCD provided certain services to us relating to the purchase of equipment and supplies. During 2003, UBS AG called its loan to MCD. In the New York action, UBS AG alleged we were the guarantor of the loan and sought recovery of the approximately $20 million principal of its loan to MCD and associated interest. The court issued an order on June 6, 2008 granting UBS AG's motion for summary judgment and denying HealthSouth's motion to dismiss or stay. Following the entry of an initial judgment in the incorrect amount, the court in the New York case entered an amended judgment on June 16, 2008 in the amount of approximately $30.3 million in favor of UBS AG.
On January 13, 2009, the Circuit Court of Jefferson County, Alabama entered an order approving the agreement with UBS Securities to settle litigation filed by the derivative plaintiffs on HealthSouth's behalf in the Tucker derivative litigation (the “UBS Settlement”) under which we received $100.0 million in cash and a release of all claims by the UBS entities, including the release and satisfaction of the judgment in favor of UBS AG in the New York action. That order also awarded to the derivative plaintiffs' attorneys fees and expenses of $26.2 million to be paid from the $100.0 million in cash we received. In the fourth quarter of 2008, we received $97.9 million related to the UBS Settlement. The remaining $2.1 million was funded by the applicable insurance carrier in January 2009. UBS Securities and its insurance carriers transferred these amounts to an escrow account designated and controlled by us. These funds were released from escrow in 2009. Pursuant to the Consolidated Securities Action settlement, as discussed above in “Securities Litigation Settlement,” we were obligated to pay 25% of the net settlement proceeds, after deducting all of our costs and expenses in connection with the Tucker derivative litigation including fees and expenses of the derivative counsel and our counsel, to the plaintiffs in the Consolidated Securities Action. The UBS Settlement does not affect our claims against any other defendants in the Tucker derivative litigation, or against HealthSouth's former independent auditor, Ernst & Young, which remain pending in arbitration.
As a result of the UBS Settlement, we recorded a $121.3 million gain in our 2008 consolidated statement of operations. This gain was comprised of the $100.0 million cash portion of the settlement plus the principal portion of the loan guarantee. The approximate $9.4 million gain associated with the reversal of the accrued interest on this loan was included in Interest expense and amortization of debt discounts and fees in our 2008 consolidated statement of operations. We recorded the $26.2 million owed to the derivative plaintiffs' attorneys as a charge to Professional fees—accounting, tax, and legal in our 2008 consolidated statement of operations. We paid that amount to the derivative plaintiffs' attorneys in 2009. An estimate of the 25% of the net settlement proceeds to be paid to the plaintiffs in the Consolidated Securities Action is included in Other current liabilities in our consolidated balance sheets as of December 31, 2011 and December 31, 2010, with the corresponding charge included in Government, class action, and related settlements in our 2008 consolidated statement of operations.

Contingencies and Other Commitments	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Contingencies and Other Commitments
Contingencies and Other Commitments:
We operate in a highly regulated and litigious industry. As a result, various lawsuits, claims, and legal and regulatory proceedings have been and can be expected to be instituted or asserted against us. The resolution of any such lawsuits, claims, or legal and regulatory proceedings could materially and adversely affect our financial position, results of operations, and cash flows in a given period.
Derivative Litigation—
All lawsuits purporting to be derivative complaints filed in the Circuit Court of Jefferson County, Alabama since 2002 have been consolidated and stayed in favor of the first-filed action captioned Tucker v. Scrushy and filed August 28, 2002. Derivative lawsuits in other jurisdictions have been stayed. The Tucker complaint named as defendants a number of our former officers and directors. Tucker also asserted claims on our behalf against Ernst & Young and various UBS entities, as well as against MedCenterDirect.com, Capstone Capital Corporation, now known as HR Acquisition I Corp., and G.G. Enterprises. When originally filed, the primary allegations in the Tucker case involved self-dealing by Mr. Scrushy and other insiders through transactions with various entities allegedly controlled by Mr. Scrushy. The complaint was amended four times to add additional defendants and include claims of accounting fraud, improper Medicare billing practices, and additional self-dealing transactions.
The Tucker derivative litigation, including a $2.9 billion judgment against Mr. Scrushy, and the related settlements to date are more fully described in "Litigation By and Against Richard M. Scrushy" below and in Note 21, Settlements, "UBS Litigation Settlement." The settlements with UBS Securities and other defendants do not release our claims against any non-settling defendants in the Tucker litigation, or against our former independent auditor, Ernst & Young, which remain pending in arbitration. The Tucker derivative claims against Ernst & Young and other defendants listed above remain pending and have moved through fact discovery on an expedited schedule that was coordinated with the federal securities claims by our former stockholders and bondholders against Mr. Scrushy, Ernst & Young, and UBS. We are no longer a party in the federal securities claims action described in Note 21, Settlements, "Securities Litigation Settlement" by our former stockholders and bondholders against Mr. Scrushy, Ernst & Young, and UBS and are not a party to or beneficiary of any settlements between the plaintiffs and the remaining defendants.
Litigation By and Against Richard M. Scrushy—
On December 9, 2005, Mr. Scrushy filed a complaint in the Circuit Court of Jefferson County, Alabama, captioned Scrushy v. HealthSouth. The complaint alleged that, as a result of Mr. Scrushy’s removal from the position of chief executive officer in March 2003, we owed him “in excess of $70 million” pursuant to an employment agreement dated as of September 17, 2002. On December 28, 2005, we counterclaimed against Mr. Scrushy, asserting claims for breaches of fiduciary duty and fraud arising out of Mr. Scrushy’s tenure with us, and seeking compensatory damages, punitive damages, and disgorgement of wrongfully obtained benefits. We also asserted that any employment agreements with Mr. Scrushy should be void and unenforceable. On July 7, 2009, we filed a motion for summary judgment on all claims by Mr. Scrushy based upon the Tucker court’s June 18, 2009 ruling that Mr. Scrushy’s employment agreements are void and rescinded.
On June 18, 2009, the Circuit Court of Jefferson County, Alabama ruled on our derivative claims against Mr. Scrushy presented during a non-jury trial held May 11 to May 26, 2009. The court held Mr. Scrushy responsible for fraud and breach of fiduciary duties and awarded us $2.9 billion in damages. On July 24, 2009, Mr. Scrushy filed a notice of appeal of the trial court’s decision, and the parties subsequently submitted their briefs to the Supreme Court of Alabama. On January 28, 2011, the Supreme Court upheld the trial court’s decision in its entirety. On April 15, 2011, the Alabama Supreme Court denied Mr. Scrushy's application for a rehearing of the Supreme Court's initial decision. On September 2, 2011, we renewed our prior motion for summary judgment on all claims by Mr. Scrushy based on the Alabama Supreme Court's ruling.
We will pursue collection aggressively and to the fullest extent permitted by law. We, in coordination with derivative plaintiffs' counsel, are attempting to locate, in order to collect the judgment, Mr. Scrushy's current assets and other assets we believe were improperly disposed. Part of this effort is a fraudulent transfer complaint filed on July 2, 2009 against Mr. Scrushy and a number of related entities by derivative plaintiffs for the benefit of HealthSouth in the Circuit Court of Jefferson County, Alabama, captioned Tucker v. Scrushy et al. While these collection efforts continue, some of Mr. Scrushy’s assets have been seized and sold at auction pursuant to the state law procedure for collection of a judgment. Other assets will likewise be sold from time to time. On May 3, 2011, the Circuit Court of Jefferson County entered an order for distribution of amounts collected and liquidated. After reimbursement of reasonable out-of-pocket expenses incurred by HealthSouth and the attorneys for the derivative shareholder plaintiffs for property maintenance of and fees incurred to locate Mr. Scrushy's assets and after recording a liability for the federal plaintiffs' 25% apportionment of any net recovery from Mr. Scrushy as required in the Consolidated Securities Action settlement, we recorded a $12.3 million net gain in Government, class action, and related settlements in our consolidated statement of operations for the year ended December 31, 2011 in connection with our receipt of cash distributions. We are obligated to pay 35% of any recovery from Mr. Scrushy along with reasonable out-of-pocket expenses to the attorneys for the derivative shareholder plaintiffs. In connection with those obligations, during 2011, $5.2 million of the amounts previously collected were distributed to attorneys for the derivative shareholder plaintiffs. We recorded this cash distribution as part of Professional fees—accounting, tax, and legal in our consolidated statement of operations for the year ended December 31, 2011.
In March 2009, Mr. Scrushy filed an arbitration demand claiming we are obligated under a separate indemnification agreement to indemnify him for certain costs associated with litigation and to advance to him his attorneys’ fees and costs. On May 14, 2009, the arbitrator ruled we should deposit certain funds for attorneys’ fees in escrow until after a ruling in the Tucker litigation. As a result of the Tucker court’s June 18, 2009 ruling that Mr. Scrushy committed fraud and breached his fiduciary duties, the arbitrator allowed us to withdraw all funds from the escrow. As of December 31, 2008, we included an estimate of those legal fees in Other current liabilities in our consolidated balance sheet. As a result of the court ruling that Mr. Scrushy committed fraud and breached his fiduciary duties, we have no obligation to indemnify him for any litigation costs. Therefore, we removed this accrual from our balance sheet and recorded an approximate $6.5 million gain in Professional fees—accounting, tax, and legal during the year ended December 31, 2009.
Litigation By and Against Former Independent Auditor—
In March 2003, claims on behalf of HealthSouth were brought in the Tucker derivative litigation against Ernst & Young, alleging that from 1996 through 2002, when Ernst & Young served as our independent auditor, Ernst & Young acted recklessly and with gross negligence in performing its duties, and specifically that Ernst & Young failed to perform reviews and audits of our financial statements with due professional care as required by law and by its contractual agreements with us. The claims further allege Ernst & Young either knew of or, in the exercise of due care, should have discovered and investigated the fraudulent and improper accounting practices being directed by certain officers and employees, and should have reported them to our board of directors and the audit committee. The claims seek compensatory and punitive damages, disgorgement of fees received from us by Ernst & Young, and attorneys’ fees and costs. On March 18, 2005, Ernst & Young filed a lawsuit captioned Ernst & Young LLP v. HealthSouth Corp. in the Circuit Court of Jefferson County, Alabama. The complaint alleges we provided Ernst & Young with fraudulent management representation letters, financial statements, invoices, bank reconciliations, and journal entries in an effort to conceal accounting fraud. Ernst & Young claims that as a result of our actions, Ernst & Young’s reputation has been injured and it has and will incur damages, expenses, and legal fees. On April 1, 2005, we answered Ernst & Young’s claims and asserted counterclaims related or identical to those asserted in the Tucker action. Upon Ernst & Young’s motion, the Alabama state court referred Ernst & Young’s claims and our counterclaims to arbitration pursuant to a clause in the engagement agreements between HealthSouth and Ernst & Young. On July 12, 2006, we and the derivative plaintiffs filed an arbitration demand on behalf of HealthSouth against Ernst & Young. On August 7, 2006, Ernst & Young filed an answering statement and counterclaim in the arbitration reasserting the claims made in state court. In August 2006, we and the derivative plaintiffs agreed to jointly prosecute the claims against Ernst & Young in arbitration.
We are vigorously pursuing our claims against Ernst & Young and defending the claims against us. The three-person arbitration panel that is adjudicating the claims and counterclaims in arbitration was selected under rules of the American Arbitration Association (the "AAA"). The trial phase of the arbitration process began on July 12, 2010 and is continuing as schedules permit. However, pursuant to an order of the AAA panel, all aspects of the arbitration are confidential. Accordingly, we will not discuss the arbitration until there is a resolution. Based on the stage of arbitration, and review of the current facts and circumstances, we do not believe there is a reasonable possibility of a loss that might result from an adverse judgment or a settlement of this case.
General Medicine Action—
On August 16, 2004, General Medicine, P.C. filed a lawsuit against us captioned General Medicine, P.C. v. HealthSouth Corp. seeking the recovery of allegedly fraudulent transfers involving assets of Horizon/CMS Healthcare Corporation, a former subsidiary of HealthSouth. The lawsuit is pending in the Circuit Court of Jefferson County, Alabama (the “Alabama Action”).
The underlying claim against Horizon/CMS originates from a services contract entered into in 1995 between General Medicine and Horizon/CMS whereby General Medicine agreed to provide medical director services to skilled nursing facilities owned by Horizon/CMS for a term of three years. Horizon/CMS terminated the agreement six months after it was executed, and General Medicine then initiated a lawsuit in the United States District Court for the Eastern District of Michigan in 1996 (the “Michigan Action”). General Medicine’s complaint in the Michigan Action alleged that Horizon/CMS breached the services contract by wrongfully terminating General Medicine. We acquired Horizon/CMS in 1997 and sold it to Meadowbrook Healthcare, Inc. in 2001 pursuant to a stock purchase agreement. In 2004, Meadowbrook consented to the entry of a final judgment in the Michigan Action in the amount of $376 million (the “Consent Judgment”) in favor of General Medicine against Horizon/CMS for the alleged wrongful termination of the contract with General Medicine. We were not a party to the Michigan Action or the settlement negotiated by Meadowbrook.
The complaint filed by General Medicine against us in the Alabama Action alleged that while Horizon/CMS was our wholly owned subsidiary and General Medicine was an existing creditor of Horizon/CMS, we caused Horizon/CMS to transfer its assets to us for less than a reasonably equivalent value or, in the alternative, with the actual intent to defraud creditors of Horizon/CMS, including General Medicine, in violation of the Alabama Uniform Fraudulent Transfer Act. General Medicine also alleged in its amended complaint that as Horizon’s parent we failed to observe corporate formalities in our operation and ownership of Horizon, misused our control of Horizon, stripped assets from Horizon, and engaged in other conduct which amounted to a fraud on Horizon's creditors, including General Medicine. General Medicine has requested relief including recovery of the unpaid amount of the Consent Judgment, the avoidance of the subject transfers of assets, attachment of the assets transferred to us, appointment of a receiver over the transferred properties, and a monetary judgment for the value of properties transferred.
In the Alabama Action, we have denied liability to General Medicine and asserted counterclaims against General Medicine for fraud, injurious falsehood, tortious interference with business relations, conspiracy, unjust enrichment, abuse of process, and other causes of action. In our counterclaims, we alleged the Consent Judgment is the product of fraud, collusion and bad faith by General Medicine and Meadowbrook and, further, that these parties were guilty of a conspiracy to manufacture a lawsuit against HealthSouth in favor of General Medicine. The Alabama Action is presently stayed subject to the outcome of the pending appeal in the Michigan Action discussed below.
In the Michigan Action, we filed a motion asking the court to set aside the Consent Judgment on grounds that it was the product of fraud on the court and collusion by the parties. On May 21, 2009, the court granted our motion to set aside the Consent Judgment on grounds that it was the product of fraud on the court. On February 25, 2010, the court ruled that no further proceedings were necessary in the Michigan Action. On March 9, 2010, General Medicine filed an appeal of the court’s decision to the Sixth Circuit Court of Appeals. The appeal now has been fully briefed by the parties, and oral arguments were heard on November 29, 2011. At this time, we do not know when the Court of Appeals will rule on the appeal.
Although both the Michigan Action and the Alabama Action remain pending and it is not possible to predict the outcome of either case, we do not believe, based on the stage of litigation, prior rulings in our favor, and review of the current facts and circumstances, there is a reasonable possibility of a loss that might result from an adverse judgment or settlement of this case. We intend to vigorously defend ourselves against General Medicine's claims and to vigorously prosecute our counterclaims against General Medicine.
Other Litigation—
We have been named as a defendant in a lawsuit filed March 28, 2003 by several individual stockholders in the Circuit Court of Jefferson County, Alabama, captioned Nichols v. HealthSouth Corp. The plaintiffs alleged that we, some of our former officers, and our former auditor engaged in a scheme to overstate and misrepresent our earnings and financial position. The plaintiffs are seeking compensatory and punitive damages. This case was consolidated with the Tucker case for discovery and other pretrial purposes and was stayed in the Circuit Court on August 8, 2005. The plaintiffs filed an amended complaint on November 9, 2010 to which we responded with a motion to dismiss filed on December 22, 2010. Additional briefing has been submitted by both sides to the court. The court has scheduled a hearing for the pending motions on February 24, 2012. We intend to vigorously defend ourselves in this case. Based on the stage of litigation and review of the current facts and circumstances, it is not possible to estimate with confidence the amount of loss, if any, or range of possible loss that might result from an adverse judgment or a settlement of this case.
We were named as a defendant in a lawsuit filed March 3, 2009 by an individual in the Court of Common Pleas, Richland County, South Carolina, captioned Sulton v. HealthSouth Corp, et al. The plaintiff alleged that certain treatment he received at a HealthSouth facility complicated a pre-existing infectious injury. The plaintiff sought recovery for pain and suffering, medical expenses, punitive damages, and other damages. On July 30, 2010, the jury in this case returned a verdict in favor of the plaintiff for $12.3 million in damages. On May 2, 2011, we filed our brief in the appeal of this verdict with the South Carolina Court of Appeals. The parties have completed their briefing for the appeal, but oral argument has not yet been scheduled. We intend to vigorously defend ourselves in this case. We believe the attending nurses acted both responsibly and professionally, and we will continue to support and defend them. Although we continue to believe in the merit of our defenses and counterarguments, we have recorded a liability of $12.3 million in Other current liabilities in our consolidated balance sheets as of December 31, 2011 and 2010 with a corresponding receivable of $7.7 million in Prepaid expenses and other current assets for the portion of the claim we expect to be covered through our excess insurance coverages, resulting in a net charge of $4.6 million to Other operating expenses in our consolidated statement of operations for the year ended December 31, 2010. The $4.6 million portion of this claim would be a covered claim through our captive insurance subsidiary, HCS, Ltd. As a result of the verdict, we made a $6.0 million payment through HCS, Ltd. to the Richland County Clerk as a deposit during the on-going appeal process. The deposit is a restricted asset included in Prepaid expenses and other current assets in our consolidated balance sheets as of December 31, 2011 and 2010.
Other Matters—
The False Claims Act, 18 U.S.C. § 287, allows private citizens, called “relators,” to institute civil proceedings alleging violations of the False Claims Act. These qui tam cases are generally sealed by the court at the time of filing. The only parties privy to the information contained in the complaint are the relator, the federal government, and the presiding court. It is possible that qui tam lawsuits have been filed against us and that we are unaware of such filings or have been ordered by the presiding court not to discuss or disclose the filing of such lawsuits. We may be subject to liability under one or more undisclosed qui tam cases brought pursuant to the False Claims Act.
It is our obligation as a participant in Medicare and other federal healthcare programs to routinely conduct audits and reviews of the accuracy of our billing systems and other regulatory compliance matters. As a result of these reviews, we have made, and will continue to make, disclosures to the Office of Inspector General of the United States Department of Health and Human Services (the “HHS-OIG”) relating to amounts we suspect represent over-payments from these programs, whether due to inaccurate billing or otherwise. Some of these disclosures have resulted in, or may result in, HealthSouth refunding amounts to Medicare or other federal healthcare programs.
On June 24, 2011, we received a document subpoena addressed to the Houston LTCH from the Dallas, Texas office of the HHS-OIG. The subpoena is in connection with an investigation of possible false or otherwise improper claims submitted to Medicare and Medicaid and requests documents and materials relating to the Houston LTCH's patient admissions, length of stay, and discharge matters. We are cooperating fully with the HHS-OIG in connection with this subpoena and are currently unable to predict the timing or outcome of this investigation. See also Note 18, Asset and Liabilities in and Results of Discontinued Operations.
We also face certain financial risks and challenges relating to our 2007 divestiture transactions (see Note 18, Assets and Liabilities in and Results of Discontinued Operations) following their closing. These include indemnification obligations or other claims and assessments, which in the aggregate could have a material adverse effect on our financial position, results of operations, and cash flows.
Other Commitments—
We are a party to service and other contracts in connection with conducting our business. Minimum amounts due under these agreements are $23.2 million in 2012, $23.0 million in 2013, $18.7 million in 2014, $22.3 million in 2015, $20.3 million in 2016, and $43.0 million thereafter. These contracts primarily relate to software licensing and support, telecommunications, certain equipment, and medical supplies.
We also have commitments under severance agreements with former employees. Payments under these agreements approximate $0.2 million in 2012, $0.2 million in 2013, $0.2 million in 2014, $0.2 million in 2015, $0.2 million in 2016, and $2.4 million thereafter.

Quarterly Data (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
Quarterly Data (Unaudited)
Quarterly Data (Unaudited):

	2011
	First	Second	Third	Fourth	Total
	(In Millions, Except Per Share Data)
Net operating revenues	$506.0	$505.1	$497.7	$518.1	$2,026.9
Operating earnings(a)	89.3	90.9	79.1	92.1	351.4
Provision for income tax (benefit) expense	(7.4)	11.2	18.1	15.2	37.1
Income from continuing operations	74.0	30.7	33.6	67.5	205.8
Income (loss) from discontinued operations, net of tax	17.5	1.6	34.7	(5.0)	48.8
Net income	91.5	32.3	68.3	62.5	254.6
Less: Net income attributable to noncontrolling interests	(11.7)	(10.4)	(11.3)	(12.5)	(45.9)
Net income attributable to HealthSouth	$79.8	$21.9	$57.0	$50.0	$208.7
Basic and diluted earnings per common share:
Basic:(b)
Income from continuing operations attributable to HealthSouth common shareholders	$0.60	$0.14	$0.17	$0.52	$1.42
Income (loss) from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.19	0.03	0.37	(0.05)	0.54
Net income attributable to HealthSouth common shareholders	$0.79	$0.17	$0.54	$0.47	$1.96
Diluted:(c)
Income from continuing operations attributable to HealthSouth common shareholders	$0.57	$0.14	$0.17	$0.50	$1.42
Income (loss) from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.16	0.03	0.37	(0.04)	0.54
Net income attributable to HealthSouth common shareholders	$0.73	$0.17	$0.54	$0.46	$1.96

(a)
We define operating earnings as income from continuing operations attributable to HealthSouth before (1) loss on early extinguishment of debt; (2) interest expense and amortization of debt discounts and fees; (3) other income; (4) loss on interest rate swaps; and (5) income tax expense or benefit.

(b)	Basic per share amounts may not sum due to the weighted average common shares outstanding each quarter compared to the weighted average common shares outstanding during the entire year.

(c)	Total diluted earnings per common share will not sum due to antidilution in the quarters ended June 30, 2011 and September 30, 2011.

	2010
	First	Second	Third	Fourth	Total
	(In Millions, Except Per Share Data)
Net operating revenues	$458.6	$467.3	$460.8	$490.9	$1,877.6
Operating earnings(a)	76.3	71.1	67.1	81.4	295.9
Provision for income tax expense (benefit)(b)	2.4	(1.3)	(0.4)	(741.5)	(740.8)
Income from continuing operations	49.2	54.2	38.7	788.6	930.7
Income from discontinued operations, net of tax	1.3	3.3	3.2	1.3	9.1
Net income	50.5	57.5	41.9	789.9	939.8
Less: Net income attributable to noncontrolling interests	(9.8)	(10.2)	(10.1)	(10.7)	(40.8)
Net income attributable to HealthSouth	$40.7	$47.3	$31.8	$779.2	$899.0
Basic and diluted earnings per common share:
Basic:(c)
Income from continuing operations attributable to HealthSouth common shareholders	$0.36	$0.40	$0.24	$8.31	$9.31
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.01	0.04	0.03	0.02	0.10
Net income attributable to HealthSouth common shareholders	$0.37	$0.44	$0.27	$8.33	$9.41
Diluted:(d)
Income from continuing operations attributable to HealthSouth common shareholders	$0.36	$0.40	$0.24	$7.15	$8.20
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.01	0.04	0.03	0.01	0.08
Net income attributable to HealthSouth common shareholders	$0.37	$0.44	$0.27	$7.16	$8.28

(a)
We define operating earnings as income from continuing operations attributable to HealthSouth before (1) loss on early extinguishment of debt; (2) interest expense and amortization of debt discounts and fees; (3) other income; (4) loss on interest rate swaps; and (5) income tax expense or benefit.

(b)	See Note 19, Income Taxes, for information related to our reversal of a substantial portion of the valuation allowance against deferred tax assets in the fourth quarter of 2010.

(c)	Basic per share amounts may not sum due to the weighted average common shares outstanding each quarter compared to the weighted average common shares outstanding during the entire year.

(d)	Total diluted earnings per common share will not sum due to antidilution in the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010.

Condensed Consolidating Financial Information	12 Months Ended
Dec. 31, 2011
Condensed Consolidating Financial Information [Abstract]
Condensed Consolidating Financial Information [Text Block]
Condensed Consolidating Financial Information:
The accompanying condensed consolidating financial information has been prepared and presented pursuant to SEC Regulation S-X, Rule 3-10, “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered.” Each of the subsidiary guarantors is 100% owned by HealthSouth, and all guarantees are full and unconditional and joint and several, subject to certain customary conditions for release. HealthSouth’s investments in its consolidated subsidiaries, as well as guarantor subsidiaries’ investments in non-guarantor subsidiaries and non-guarantor subsidiaries’ investments in guarantor subsidiaries, are presented under the equity method of accounting.
As described in Note 8, Long-term Debt, the terms of our credit agreement restrict us from declaring or paying cash dividends on our common stock unless: (1) we are not in default under our credit agreement and (2) the amount of the dividend, when added to the aggregate amount of certain other defined payments made during the same fiscal year, does not exceed certain maximum thresholds. However, as described in Note 11, Convertible Perpetual Preferred Stock, our preferred stock generally provides for the payment of cash dividends, subject to certain limitations.

	For the Year Ended December 31, 2011
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net operating revenues	$22.1	$1,448.6	$601.4	$(45.2)	$2,026.9
Less: Provision for doubtful accounts	(0.5)	(15.0)	(5.5)	—	(21.0)
Net operating revenues less provision for doubtful accounts	21.6	1,433.6	595.9	(45.2)	2,005.9
Operating expenses:
Salaries and benefits	23.9	686.1	285.5	(13.5)	982.0
Other operating expenses	16.4	200.1	89.2	(21.7)	284.0
General and administrative expenses	110.5	—	—	—	110.5
Supplies	0.7	73.2	28.9	—	102.8
Depreciation and amortization	9.7	52.3	16.8	—	78.8
Occupancy costs	4.6	36.1	17.7	(10.0)	48.4
Loss on disposal of assets	—	3.2	1.1	—	4.3
Government, class action, and related settlements	(12.3)	—	—	—	(12.3)
Professional fees—accounting, tax, and legal	21.0	—	—	—	21.0
Total operating expenses	174.5	1,051.0	439.2	(45.2)	1,619.5
Loss on early extinguishment of debt	38.8	—	—	—	38.8
Interest expense and amortization of debt discounts and fees	109.5	8.4	2.6	(1.1)	119.4
Other income	(0.2)	(0.1)	(3.5)	1.1	(2.7)
Equity in net income of nonconsolidated affiliates	(3.1)	(8.7)	(0.2)	—	(12.0)
Equity in net income of consolidated affiliates	(234.8)	(10.6)	—	245.4	—
Management fees	(93.9)	73.0	20.9	—	—
Income from continuing operations before income tax (benefit) expense	30.8	320.6	136.9	(245.4)	242.9
Provision for income tax (benefit) expense	(159.0)	155.7	40.4	—	37.1
Income from continuing operations	189.8	164.9	96.5	(245.4)	205.8
Income (loss) from discontinued operations, net of tax	18.9	34.3	(4.4)	—	48.8
Net Income	208.7	199.2	92.1	(245.4)	254.6
Less: Net income attributable to noncontrolling interests	—	—	(45.9)	—	(45.9)
Net income attributable to HealthSouth	$208.7	$199.2	$46.2	$(245.4)	$208.7
Comprehensive income	$208.0	$199.2	$92.1	$(245.4)	$253.9
Comprehensive income attributable to HealthSouth	$208.0	$199.2	$46.2	$(245.4)	$208.0

	For the Year Ended December 31, 2010
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net operating revenues	$19.9	$1,344.5	$552.6	$(39.4)	$1,877.6
Less: Provision for doubtful accounts	(0.4)	(12.1)	(3.9)	—	(16.4)
Net operating revenues less provision for doubtful accounts	19.5	1,332.4	548.7	(39.4)	1,861.2
Operating expenses:
Salaries and benefits	19.3	646.7	268.1	(12.4)	921.7
Other operating expenses	17.6	184.0	86.1	(18.2)	269.5
General and administrative expenses	106.2	—	—	—	106.2
Supplies	0.6	70.7	28.1	—	99.4
Depreciation and amortization	9.7	48.4	15.0	—	73.1
Occupancy costs	3.1	33.7	16.8	(8.7)	44.9
Loss on disposal of assets	—	1.4	—	—	1.4
Government, class action, and related settlements	1.1	—	—	—	1.1
Professional fees—accounting, tax, and legal	17.2	—	—	—	17.2
Total operating expenses	174.8	984.9	414.1	(39.3)	1,534.5
Loss on early extinguishment of debt	12.3	—	—	—	12.3
Interest expense and amortization of debt discounts and fees	116.0	8.8	3.0	(2.2)	125.6
Other income	(1.0)	(0.6)	(4.9)	2.2	(4.3)
Loss on interest rate swaps	13.3	—	—	—	13.3
Equity in net income of nonconsolidated affiliates	(2.3)	(7.6)	(0.2)	—	(10.1)
Equity in net income of consolidated affiliates	(195.9)	(13.7)	—	209.6	—
Management fees	(90.4)	70.5	19.9	—	—
(Loss) income from continuing operations before income tax (benefit) expense	(7.3)	290.1	116.8	(209.7)	189.9
Provision for income tax (benefit) expense	(903.7)	132.9	30.0	—	(740.8)
Income from continuing operations	896.4	157.2	86.8	(209.7)	930.7
Income from discontinued operations, net of tax	2.6	5.0	1.4	0.1	9.1
Net Income	899.0	162.2	88.2	(209.6)	939.8
Less: Net income attributable to noncontrolling interests	—	—	(40.8)	—	(40.8)
Net income attributable to HealthSouth	$899.0	$162.2	$47.4	$(209.6)	$899.0
Comprehensive income	$899.5	$162.2	$88.2	$(209.6)	$940.3
Comprehensive income attributable to HealthSouth	$899.5	$162.2	$47.4	$(209.6)	$899.5

	For the Year Ended December 31, 2009
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net operating revenues	$17.3	$1,283.6	$519.1	$(35.1)	$1,784.9
Less: Provision for doubtful accounts	(0.6)	(22.5)	(7.6)	—	(30.7)
Net operating revenues less provision for doubtful accounts	16.7	1,261.1	511.5	(35.1)	1,754.2
Operating expenses:
Salaries and benefits	21.2	621.8	256.7	(12.3)	887.4
Other operating expenses	11.0	173.4	77.7	(15.4)	246.7
General and administrative expenses	104.5	—	—	—	104.5
Supplies	0.6	69.1	27.1	—	96.8
Depreciation and amortization	7.5	45.1	15.0	—	67.6
Occupancy costs	3.1	32.8	16.3	(7.3)	44.9
Loss on disposal of assets	—	3.3	0.1	—	3.4
Government, class action, and related settlements	36.7	—	—	—	36.7
Professional fees—accounting, tax, and legal	8.8	—	—	—	8.8
Total operating expenses	193.4	945.5	392.9	(35.0)	1,496.8
Loss on early extinguishment of debt	12.5	—	—	—	12.5
Interest expense and amortization of debt discounts and fees	114.4	8.3	3.4	(0.4)	125.7
Other expense (income)	0.7	(0.3)	(4.1)	0.4	(3.3)
Loss on interest rate swaps	19.6	—	—	—	19.6
Equity in net income of nonconsolidated affiliates	(1.9)	(2.4)	(0.3)	—	(4.6)
Equity in net income of consolidated affiliates	(169.5)	(10.7)	—	180.2	—
Management fees	(86.0)	67.0	19.0	—	—
(Loss) income from continuing operations before income tax (benefit) expense	(66.5)	253.7	100.6	(180.3)	107.5
Provision for income tax (benefit) expense	(148.1)	118.0	27.2	—	(2.9)
Income from continuing operations	81.6	135.7	73.4	(180.3)	110.4
Income (loss) from discontinued operations, net of tax	13.2	6.0	(0.9)	0.1	18.4
Net Income	94.8	141.7	72.5	(180.2)	128.8
Less: Net income attributable to noncontrolling interests	—	(0.4)	(33.6)	—	(34.0)
Net income attributable to HealthSouth	$94.8	$141.3	$38.9	$(180.2)	$94.8
Comprehensive income	$98.0	$141.7	$72.5	$(180.2)	$132.0
Comprehensive income attributable to HealthSouth	$98.0	$141.3	$38.9	$(180.2)	$98.0

	As of December 31, 2011
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Assets
Current assets:
Cash and cash equivalents	$26.0	$1.3	$2.8	$—	$30.1
Restricted cash	0.7	—	34.6	—	35.3
Current portion of restricted marketable securities	—	—	15.0	—	15.0
Accounts receivable, net	2.4	154.4	66.0	—	222.8
Deferred income tax assets	9.2	14.9	2.5	—	26.6
Prepaid expenses and other current assets	33.5	16.0	15.7	(4.0)	61.2
Total current assets	71.8	186.6	136.6	(4.0)	391.0
Property and equipment, net	13.6	499.3	151.5	—	664.4
Goodwill	—	266.1	155.6	—	421.7
Intangible assets, net	12.0	37.4	8.3	—	57.7
Investments in and advances to nonconsolidated affiliates	2.5	23.8	2.7	—	29.0
Deferred income tax assets	533.9	27.3	46.9	—	608.1
Other long-term assets	59.8	7.1	38.6	(6.2)	99.3
Intercompany receivable	1,141.8	606.0	—	(1,747.8)	—
Total assets	$1,835.4	$1,653.6	$540.2	$(1,758.0)	$2,271.2
Liabilities and Shareholders’ Equity (Deficit)
Current liabilities:
Current portion of long-term debt	$10.9	$9.6	$2.4	$(4.0)	$18.9
Accounts payable	5.1	28.7	11.6	—	45.4
Accrued payroll	29.6	39.8	15.6	—	85.0
Accrued interest payable	22.2	0.1	0.2	—	22.5
Refunds due patients and other third-party payors	0.7	4.7	1.9	—	7.3
Other current liabilities	75.3	12.1	46.7	—	134.1
Total current liabilities	143.8	95.0	78.4	(4.0)	313.2
Long-term debt, net of current portion	1,144.6	73.2	24.2	(6.2)	1,235.8
Self-insured risks	32.8	—	70.0	—	102.8
Other long-term liabilities	9.8	10.9	9.7	—	30.4
Intercompany payable	—	—	1,305.3	(1,305.3)	—
	1,331.0	179.1	1,487.6	(1,315.5)	1,682.2
Commitments and contingencies
Convertible perpetual preferred stock	387.4	—	—	—	387.4
Shareholders' equity (deficit)
HealthSouth shareholders' equity (deficit)	117.0	1,474.5	(1,032.0)	(442.5)	117.0
Noncontrolling interests	—	—	84.6	—	84.6
Total shareholders' equity (deficit)	117.0	1,474.5	(947.4)	(442.5)	201.6
Total liabilities and shareholders' equity (deficit)	$1,835.4	$1,653.6	$540.2	$(1,758.0)	$2,271.2

	As of December 31, 2010
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Assets
Current assets:
Cash and cash equivalents	$45.8	$0.1	$2.4	$—	$48.3
Restricted cash	0.5	—	36.0	—	36.5
Current portion of restricted marketable securities	—	—	18.2	—	18.2
Accounts receivable, net	0.9	148.2	57.6	—	206.7
Deferred income tax assets	18.0	9.0	1.1	—	28.1
Prepaid expenses and other current assets	28.8	25.5	18.1	(4.0)	68.4
Total current assets	94.0	182.8	133.4	(4.0)	406.2
Property and equipment, net	14.7	464.2	154.0	—	632.9
Goodwill	—	264.6	155.7	—	420.3
Intangible assets, net	9.0	38.2	11.3	—	58.5
Investments in and advances to nonconsolidated affiliates	3.1	24.4	3.2	—	30.7
Deferred income tax assets	604.2	9.1	66.0	—	679.3
Other long-term assets	67.3	54.9	32.2	(10.2)	144.2
Intercompany receivable	1,142.8	489.8	—	(1,632.6)	—
Total assets	$1,935.1	$1,528.0	$555.8	$(1,646.8)	$2,372.1
Liabilities and Shareholders’ (Deficit) Equity
Current liabilities:
Current portion of long-term debt	$5.1	$11.2	$2.2	$(4.0)	$14.5
Accounts payable	6.8	24.9	12.9	—	44.6
Accrued payroll	25.0	37.9	14.1	—	77.0
Accrued interest payable	21.0	0.3	0.2	—	21.5
Refunds due patients and other third-party payors	42.1	5.5	0.7	—	48.3
Other current liabilities	92.0	15.3	46.1	—	153.4
Total current liabilities	192.0	95.1	76.2	(4.0)	359.3
Long-term debt, net of current portion	1,397.0	83.3	26.7	(10.2)	1,496.8
Self-insured risks	36.7	—	65.8	—	102.5
Other long-term liabilities	7.2	11.2	9.9	—	28.3
Intercompany payable	—	—	1,400.8	(1,400.8)	—
	1,632.9	189.6	1,579.4	(1,415.0)	1,986.9
Commitments and contingencies
Convertible perpetual preferred stock	387.4	—	—	—	387.4
Shareholders' (deficit) equity
HealthSouth shareholders' (deficit) equity	(85.2)	1,338.4	(1,106.6)	(231.8)	(85.2)
Noncontrolling interests	—	—	83.0	—	83.0
Total shareholders' (deficit) equity	(85.2)	1,338.4	(1,023.6)	(231.8)	(2.2)
Total liabilities and shareholders' (deficit) equity	$1,935.1	$1,528.0	$555.8	$(1,646.8)	$2,372.1

	For the Year Ended December 31, 2011
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net cash provided by operating activities	$176.7	$283.8	$131.6	$(249.4)	$342.7
Cash flows from investing activities:
Purchases of property and equipment	(5.0)	(83.1)	(12.2)	—	(100.3)
Capitalized software costs	(6.6)	(2.0)	(0.2)	—	(8.8)
Acquisition of business, net of cash acquired	—	(4.9)	—	—	(4.9)
Proceeds from sale of restricted investments	—	—	1.2	—	1.2
Purchase of restricted investments	—	—	(8.4)	—	(8.4)
Net change in restricted cash	(0.2)	—	1.4	—	1.2
Net settlements on interest rate swaps not designated as hedges	(10.9)	—	—	—	(10.9)
Other	—	(0.9)	—	—	(0.9)
Net cash provided by (used in) investing activities of discontinued operations—
Proceeds from sale of LTCHs	107.9	—	—	—	107.9
Other investing activities of discontinued operations	(0.2)	(0.3)	(0.2)	—	(0.7)
Net cash provided by (used in) investing activities	85.0	(91.2)	(18.4)	—	(24.6)
Cash flows from financing activities:
Principal borrowings on term loan	100.0	—	—	—	100.0
Proceeds from bond issuance	120.0	—	—	—	120.0
Principal payments on debt, including pre-payments	(507.4)	(1.5)	—	4.0	(504.9)
Borrowings on revolving credit facility	338.0	—	—	—	338.0
Payments on revolving credit facility	(306.0)	—	—	—	(306.0)
Principal payments under capital lease obligations	(0.8)	(10.2)	(2.2)	—	(13.2)
Dividends paid on convertible perpetual preferred stock	(26.0)	—	—	—	(26.0)
Debt amendment and issuance costs	(4.4)	—	—	—	(4.4)
Distributions paid to noncontrolling interests of consolidated affiliates	—	—	(44.2)	—	(44.2)
Other	4.3	—	—	—	4.3
Change in intercompany advances	0.7	(179.7)	(66.4)	245.4	—
Net cash used in financing activities	(281.6)	(191.4)	(112.8)	249.4	(336.4)
(Decrease) increase in cash and cash equivalents	(19.9)	1.2	0.4	—	(18.3)
Cash and cash equivalents at beginning of year	45.8	0.1	2.4	—	48.3
Cash and cash equivalents of facilities in discontinued operations at beginning of year	0.1	—	—	—	0.1
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	—	—	—	—	—
Cash and cash equivalents at end of year	$26.0	$1.3	$2.8	$—	$30.1

	For the Year Ended December 31, 2010
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net cash provided by operating activities	$208.3	$218.0	$125.1	$(220.4)	$331.0
Cash flows from investing activities:
Purchases of property and equipment	(2.9)	(39.0)	(20.9)	—	(62.8)
Capitalized software costs	(6.0)	(0.4)	(0.1)	—	(6.5)
Acquisition of businesses, net of cash acquired	—	(34.1)	—	—	(34.1)
Proceeds from sale of restricted investments	—	—	10.4	—	10.4
Purchase of restricted investments	—	—	(26.0)	—	(26.0)
Net change in restricted cash	1.8	—	29.5	—	31.3
Net settlements on interest rate swaps not designated as hedges	(44.7)	—	—	—	(44.7)
Other	(0.1)	(0.3)	—	—	(0.4)
Net cash provided by (used in) investing activities of discontinued operations	0.4	(0.9)	7.4	—	6.9
Net cash (used in) provided by investing activities	(51.5)	(74.7)	0.3	—	(125.9)
Cash flows from financing activities:
Proceeds from bond issuance	525.0	—	—	—	525.0
Principal payments on debt, including pre-payments	(755.3)	—	—	4.0	(751.3)
Borrowings on revolving credit facility	100.0	—	—	—	100.0
Payments on revolving credit facility	(22.0)	—	—	—	(22.0)
Principal payments under capital lease obligations	(2.4)	(10.5)	(2.0)	—	(14.9)
Dividends paid on convertible perpetual preferred stock	(26.0)	—	—	—	(26.0)
Debt amendment and issuance costs	(19.3)	—	—	—	(19.3)
Distributions paid to noncontrolling interests of consolidated affiliates	—	—	(34.4)	—	(34.4)
Other	0.4	—	4.8	—	5.2
Change in intercompany advances	12.5	(134.5)	(94.4)	216.4	—
Net cash used in financing activities	(187.1)	(145.0)	(126.0)	220.4	(237.7)
Decrease in cash and cash equivalents	(30.3)	(1.7)	(0.6)	—	(32.6)
Cash and cash equivalents at beginning of year	76.1	1.8	2.8	—	80.7
Cash and cash equivalents of facilities in discontinued operations at beginning of year	0.1	—	0.2	—	0.3
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	(0.1)	—	—	—	(0.1)
Cash and cash equivalents at end of year	$45.8	$0.1	$2.4	$—	$48.3

	For the Year Ended December 31, 2009
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net cash provided by operating activities	$310.1	$188.8	$82.4	$(175.2)	$406.1
Cash flows from investing activities:
Purchases of property and equipment	(1.0)	(54.8)	(7.5)	—	(63.3)
Capitalized software costs	(7.4)	(0.5)	(0.1)	—	(8.0)
Proceeds from sale of restricted investments	—	—	5.0	—	5.0
Purchase of restricted investments	—	—	(3.8)	—	(3.8)
Net change in restricted cash	—	—	(11.7)	—	(11.7)
Net settlements on interest rate swaps not designated as hedges	(42.2)	—	—	—	(42.2)
Net investment in interest rate swap not designated as a hedge	(6.4)	—	—	—	(6.4)
Other	(1.1)	1.4	(1.5)	—	(1.2)
Net cash used in investing activities of discontinued operations	—	(0.5)	(0.9)	—	(1.4)
Net cash used in investing activities	(58.1)	(54.4)	(20.5)	—	(133.0)
Cash flows from financing activities:
Principal borrowings on notes	—	15.5	—	—	15.5
Proceeds from bond issuance	290.0	—	—	—	290.0
Principal payments on debt, including pre-payments	(413.0)	(0.2)	—	4.0	(409.2)
Borrowings on revolving credit facility	10.0	—	—	—	10.0
Payments on revolving credit facility	(50.0)	—	—	—	(50.0)
Principal payments under capital lease obligations	(0.5)	(9.7)	(3.2)	—	(13.4)
Dividends paid on convertible perpetual preferred stock	(26.0)	—	—	—	(26.0)
Debt amendment and issuance costs	(10.6)	—	—	—	(10.6)
Distributions paid to noncontrolling interests of consolidated affiliates	—	(0.9)	(31.8)	—	(32.7)
Other	(0.1)	—	1.0	—	0.9
Change in intercompany advances	1.6	(138.1)	(34.7)	171.2	—
Net cash (used in) provided by financing activities of discontinued operations	(0.4)	—	1.6	—	1.2
Net cash used in financing activities	(199.0)	(133.4)	(67.1)	175.2	(224.3)
Increase (decrease) in cash and cash equivalents	53.0	1.0	(5.2)	—	48.8
Cash and cash equivalents at beginning of year	22.9	0.8	8.0	—	31.7
Cash and cash equivalents of facilities in discontinued operations at beginning of year	0.3	—	0.2	—	0.5
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	(0.1)	—	(0.2)	—	(0.3)
Cash and cash equivalents at end of year	$76.1	$1.8	$2.8	$—	$80.7

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Basis of Presentation and Consolidation
Basis of Presentation and Consolidation—
The accompanying consolidated financial statements of HealthSouth and its subsidiaries were prepared in accordance with generally accepted accounting principles in the United States of America and include the assets, liabilities, revenues, and expenses of all wholly owned subsidiaries, majority-owned subsidiaries over which we exercise control, and, when applicable, entities in which we have a controlling financial interest.
We use the equity method to account for our investments in entities we do not control, but where we have the ability to exercise significant influence over operating and financial policies. Consolidated net income attributable to HealthSouth includes our share of the net earnings of these entities. The difference between consolidation and the equity method impacts certain of our financial ratios because of the presentation of the detailed line items reported in the consolidated financial statements for consolidated entities compared to a one line presentation of equity method investments.
We use the cost method to account for our investments in entities we do not control and for which we do not have the ability to exercise significant influence over operating and financial policies. In accordance with the cost method, these investments are recorded at the lower of cost or fair value, as appropriate.
We also consider the guidance for consolidating variable interest entities.
We eliminate all significant intercompany accounts and transactions from our financial results.

Use of Estimates and Assumptions
Use of Estimates and Assumptions—
The preparation of our consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are used for, but not limited to: (1) allowance for contractual revenue adjustments; (2) allowance for doubtful accounts; (3) asset impairments, including goodwill; (4) depreciable lives of assets; (5) useful lives of intangible assets; (6) economic lives and fair value of leased assets; (7) income tax valuation allowances; (8) uncertain tax positions; (9) fair value of stock options and restricted stock containing a market condition; (10) fair value of interest rate swaps; (11) reserves for professional, workers’ compensation, and comprehensive general insurance liability risks; and (12) contingency and litigation reserves. Future events and their effects cannot be predicted with certainty; accordingly, our accounting estimates require the exercise of judgment. The accounting estimates used in the preparation of our consolidated financial statements will change as new events occur, as more experience is acquired, as additional information is obtained, and as our operating environment changes. We evaluate and update our assumptions and estimates on an ongoing basis and may employ outside experts to assist in our evaluation, as considered necessary. Actual results could differ from those estimates.

Net Operating Revenues
Net Operating Revenues—
During the year ended December 31, 2012, 2011, and 2010, we derived consolidated Net operating revenues from the following payor sources:

	For the Year Ended December 31,
	2011	2010	2009
Medicare	72.0%	70.5%	67.8%
Medicaid	1.6%	1.8%	2.2%
Workers' compensation	1.6%	1.6%	1.7%
Managed care and other discount plans	19.8%	21.3%	23.0%
Other third-party payors	2.0%	2.3%	2.6%
Patients	1.2%	1.3%	1.3%
Other income	1.8%	1.2%	1.4%
Total	100.0%	100.0%	100.0%

We recognize net patient service revenues in the reporting period in which we perform the service based on our current billing rates (i.e., gross charges), less actual adjustments and estimated discounts for contractual allowances (principally for patients covered by Medicare, Medicaid, and managed care and other health plans). We record gross service charges in our accounting records on an accrual basis using our established rates for the type of service provided to the patient. We recognize an estimated contractual allowance to reduce gross patient charges to the amount we estimate we will actually realize for the service rendered based upon previously agreed to rates with a payor. Our patient accounting system calculates contractual allowances on a patient-by-patient basis based on the rates in effect for each primary third-party payor. Other factors that are considered and could further influence the level of our reserves include the patient’s total length of stay for in-house patients, each patient’s discharge destination, the proportion of patients with secondary insurance coverage and the level of reimbursement under that secondary coverage, and the amount of charges that will be disallowed by payors. Such additional factors are assumed to remain consistent with the experience for patients discharged in similar time periods for the same payor classes, and additional reserves are provided to account for these factors. Payors include federal and state agencies, including Medicare and Medicaid, managed care health plans, commercial insurance companies, employers, and patients.
Management continually reviews the contractual estimation process to consider and incorporate updates to laws and regulations and the frequent changes in managed care contractual terms that result from contract renegotiations and renewals. Due to complexities involved in determining amounts ultimately due under reimbursement arrangements with third-party payors, which are often subject to interpretation, we may receive reimbursement for healthcare services authorized and provided that is different from our estimates, and such differences could be material. In addition, laws and regulations governing the Medicare and Medicaid programs are complex, subject to interpretation, and are routinely modified for provider reimbursement. All healthcare providers participating in the Medicare and Medicaid programs are required to meet certain financial reporting requirements. Federal regulations require submission of annual cost reports covering medical costs and expenses associated with the services provided by each hospital to program beneficiaries. Annual cost reports required under the Medicare and Medicaid programs are subject to routine audits, which may result in adjustments to the amounts ultimately determined to be due to HealthSouth under these reimbursement programs. These audits often require several years to reach the final determination of amounts earned under the programs. If actual results are not consistent with our assumptions and judgments, we may be exposed to gains or losses that could be material.
CMS has been granted authority to suspend payments, in whole or in part, to Medicare providers if CMS possesses reliable information an overpayment, fraud, or willful misrepresentation exists. If CMS suspects payments are being made as the result of fraud or misrepresentation, CMS may suspend payment at any time without providing prior notice to us. The initial suspension period is limited to 180 days. However, the payment suspension period can be extended almost indefinitely if the matter is under investigation by the United States Department of Health and Human Services Office of Inspector General (the "HHS-OIG") or the United States Department of Justice. Therefore, we are unable to predict if or when we may be subject to a suspension of payments by the Medicare and/or Medicaid programs, the possible length of the suspension period, or the potential cash flow impact of a payment suspension. Any such suspension would adversely impact our financial position, results of operations, and cash flows.
We provide care to patients who are financially unable to pay for the healthcare services they receive, and because we do not pursue collection of amounts determined to qualify as charity care, such amounts are not recorded as revenues.

Cash and Cash Equivalents
Cash and Cash Equivalents—
Cash and cash equivalents include highly liquid investments with maturities of three months or less when purchased. Carrying values of Cash and cash equivalents approximate fair value due to the short-term nature of these instruments.
We maintain amounts on deposit with various financial institutions, which may, at times, exceed federally insured limits. However, management periodically evaluates the credit-worthiness of those institutions, and we have not experienced any losses on such deposits.

Marketable Securities
Marketable Securities—
We record all equity securities with readily determinable fair values and for which we do not exercise significant influence as available-for-sale securities. We carry the available-for-sale securities at fair value and report unrealized holding gains or losses, net of income taxes, in Accumulated other comprehensive (loss) income, which is a separate component of shareholders’ equity (deficit). We recognize realized gains and losses in our consolidated statements of operations using the specific identification method.
Unrealized losses are charged against earnings when a decline in fair value is determined to be other than temporary. Management reviews several factors to determine whether a loss is other than temporary, such as the length of time a security is in an unrealized loss position, the extent to which fair value is less than cost, the financial condition and near term prospects of the issuer, and our ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value.

Accounts Receivable and Allowance for Doutbful Accounts
Accounts Receivable and Allowance for Doubtful Accounts—
We report accounts receivable at estimated net realizable amounts from services rendered from federal and state agencies (under the Medicare and Medicaid programs), managed care health plans, commercial insurance companies, workers’ compensation programs, employers, and patients. Our accounts receivable are geographically dispersed, but a significant portion of our revenues are concentrated by type of payors. The concentration of net patient service accounts receivable by payor class, as a percentage of total net patient service accounts receivable as of the end of each of the reporting periods, is as follows:

	As of December 31,
	2011	2010
Medicare	60.7%	58.7%
Medicaid	2.6%	2.2%
Workers' compensation	3.2%	3.1%
Managed care and other discount plans	26.8%	28.9%
Other third-party payors	4.7%	5.0%
Patients	2.0%	2.1%
Total	100.0%	100.0%

During the years ended December 31, 2011, 2010, and 2009, approximately 72.0%, 70.5%, and 67.8%, respectively, of our Net operating revenues related to patients participating in the Medicare program. While revenues and accounts receivable from the Medicare program are significant to our operations, we do not believe there are significant credit risks associated with this government agency. Because Medicare traditionally pays claims faster than our other third-party payors, the percentage of our Medicare charges in accounts receivable is less than the percentage of our Medicare revenues. We do not believe there are any other significant concentrations of revenues from any particular payor that would subject us to any significant credit risks in the collection of our accounts receivable.
We provide for accounts receivable that could become uncollectible by establishing an allowance to reduce the carrying value of such receivables to their estimated net realizable value. Additions to the allowance for doubtful accounts are made by means of the Provision for doubtful accounts. We write off uncollectible accounts (after exhausting collection efforts) against the allowance for doubtful accounts. Subsequent recoveries are recorded via the Provision for doubtful accounts.
The collection of outstanding receivables from Medicare, managed care payors, other third-party payors, and patients is our primary source of cash and is critical to our operating performance. While it is our policy to verify insurance prior to a patient being admitted, there are various exceptions that can occur. Such exceptions include instances where we are (1) unable to obtain verification because the patient's insurance company was unable to be reached or contacted, (2) a determination is made that a patient may be eligible for benefits under various government programs, such as Medicaid, and it takes several days, weeks, or months before qualification for such benefits is confirmed or denied, and (3) the patient is transferred to our hospital from an acute care hospital without having access to a credit card, cash, or check to pay the applicable patient responsibility amounts (i.e., deductibles and co-payments). Based on our historical collection trends, our primary collection risks relate to patient accounts for which the patient was the primary payor or the primary insurance carrier has paid the amounts covered by the applicable agreement, but patient responsibility amounts remain outstanding. Changes in the economy, such as increased unemployment rates or periods of recession, can further exacerbate our ability to collect patient responsibility amounts.
We estimate our allowance for doubtful accounts based on the aging of our accounts receivable, our historical collection experience for each type of payor, and other relevant factors so that the remaining receivables, net of allowances, are reflected at their estimated net realizable values. Accounts requiring collection efforts are reviewed via system-generated work queues that automatically stage (based on age and size of outstanding balance) accounts requiring collection efforts for patient account representatives. Collection efforts include contacting the applicable party (both in writing and by telephone), providing information (both financial and clinical) to allow for payment or to overturn payor decisions to deny payment, and arranging payment plans with self-pay patients, among other techniques. When we determine all in-house efforts have been exhausted or it is a more prudent use of resources, accounts may be turned over to a collection agency. Accounts are written off after all collection efforts (internal and external) have been exhausted.
We have experienced denials of certain diagnosis codes by Medicare contractors based on medical necessity. We dispute, or "appeal," most of these denials, and we have historically collected approximately 58% of all amounts denied. The resolution of these disputes can take in excess of one year, and we cannot provide assurance as to our ongoing and future success of these disputes. As such, we make provisions against these receivables in accordance with our accounting policy that necessarily considers the age and historical collection trends of the receivables in this review process as part of our Provision for doubtful accounts. Because we do not write-off receivables until all collection efforts have been exhausted, we do not write-off receivables related to denied claims while they are in this review process. When the amount collected related to denied claims differs from the net amount previously recorded, these collection differences are recorded in the Provision for doubtful accounts. As a result, the timing of these denials by Medicare contractors and their subsequent collection can create volatility in our Provision for doubtful accounts.
If actual results are not consistent with our assumptions and judgments, we may be exposed to gains or losses that could be material. Changes in general economic conditions, business office operations, payor mix, or trends in federal or state governmental and private employer healthcare coverage could affect our collection of accounts receivable, financial position, results of operations, and cash flows.

Property and Equipment
Property and Equipment—
We report land, buildings, improvements, and equipment at cost, net of accumulated depreciation and amortization and any asset impairments. We report assets under capital lease obligations at the lower of fair value or the present value of the aggregate future minimum lease payments at the beginning of the lease term. We depreciate our assets using the straight-line method over the shorter of the estimated useful life of the assets or life of the lease term, excluding any lease renewals, unless the lease renewals are reasonably assured. Useful lives are generally as follows:

Years
Buildings	15 to 30
Leasehold improvements	2 to 15
Furniture, fixtures, and equipment	3 to 10
Assets under capital lease obligations:
Real estate	15 to 20
Equipment	3 to 5

Maintenance and repairs of property and equipment are expensed as incurred. We capitalize replacements and betterments that increase the estimated useful life of an asset. We capitalize pre-acquisition costs when they are directly identifiable with a specific property, the costs would be capitalizable if the property were already acquired, and acquisition of the property is probable. We capitalize interest expense on major construction and development projects while in progress.
We retain fully depreciated assets in property and accumulated depreciation accounts until we remove them from service. In the case of sale, retirement, or disposal, the asset cost and related accumulated depreciation balances are removed from the respective accounts, and the resulting net amount, less any proceeds, is included as a component of income from continuing operations in the consolidated statements of operations. However, if the sale, retirement, or disposal involves a discontinued operation, the resulting net amount, less any proceeds, is included in the results of discontinued operations.
We account for operating leases by recognizing escalated rents, including any rent holidays, on a straight-line basis over the term of the lease.

Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets—
We are required to test our goodwill for impairment at least annually, absent some triggering event that would accelerate an impairment assessment. Absent any impairment indicators, we perform our goodwill impairment testing as of October 1st of each year.
We recognize an impairment charge for any amount by which the carrying amount of goodwill exceeds its implied fair value. We present a goodwill impairment charge as a separate line item within income from continuing operations in the consolidated statements of operations, unless the goodwill impairment is associated with a discontinued operation. In that case, we include the goodwill impairment charge, on a net-of-tax basis, within the results of discontinued operations.
As discussed in the "Recent Accounting Pronouncements" section of this note, in September 2011, the FASB amended its guidance on goodwill impairment testing to simplify the process for entities. The amended guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. We early adopted this guidance in the fourth quarter of 2011.
We assess qualitative factors in our single reporting unit to determine whether it is necessary to perform the first step of the two-step quantitative goodwill impairment test. If, based on this qualitative assessment, we were to believe we must proceed to Step 1, we would determine the fair value of our reporting unit using generally accepted valuation techniques including the income approach and the market approach. The income approach includes the use of our reporting unit's discounted projected operating results and cash flows. This approach includes many assumptions related to pricing and volume, operating expenses, capital expenditures, discount factors, tax rates, etc. Changes in economic and operating conditions impacting these assumptions could result in goodwill impairment in future periods. We reconcile the estimated fair value of our reporting unit to our market capitalization. When we dispose of a hospital, goodwill is allocated to the gain or loss on disposition using the relative fair value methodology.
We amortize the cost of intangible assets with finite useful lives over their respective estimated useful lives to their estimated residual value. As of December 31, 2011, none of our finite useful lived intangible assets has an estimated residual value. We also review these assets for impairment whenever events or changes in circumstances indicate we may not be able to recover the asset’s carrying amount. As of December 31, 2011, we do not have any intangible assets with indefinite useful lives. The range of estimated useful lives and the amortization basis for our other intangible assets are generally as follows:

Estimated Useful Life and Amortization Basis
Certificates of need	13 to 30 years using straight-line basis
Licenses	10 to 20 years using straight-line basis
Noncompete agreements	3 to 18 years using straight-line basis
Tradenames	10 to 20 years using straight-line basis
Internal-use software	3 to 7 years using straight-line basis
Market access assets	20 years using accelerated basis

We capitalize the costs of obtaining or developing internal-use software, including external direct costs of material and services and directly related payroll costs. Amortization begins when the internal-use software is ready for its intended use. Costs incurred during the preliminary project stage and post-implementation stage, as well as maintenance and training costs, are expensed as incurred.
Our market access assets are valued using discounted cash flows under the income approach. The value of the market access assets is attributable to our ability to gain access to and penetrate an acquired facility's historical market patient base. To determine this value, we first develop a debt-free net cash flow forecast under various patient volume scenarios. The debt-free net cash flow is then discounted back to present value using a discount factor, which includes an adjustment for company-specific risk. As noted in the above table, we amortize these assets over 20 years using an accelerated basis that reflects the pattern in which we believe the economic benefits of the market access will be consumed.

Impairment of Long-Lived Assets and Other Intangible Assets
Impairment of Long-Lived Assets and Other Intangible Assets—
We assess the recoverability of long-lived assets (excluding goodwill) and identifiable acquired intangible assets with finite useful lives, whenever events or changes in circumstances indicate we may not be able to recover the asset’s carrying amount. We measure the recoverability of assets to be held and used by a comparison of the carrying amount of the asset to the expected net future cash flows to be generated by that asset, or, for identifiable intangibles with finite useful lives, by determining whether the amortization of the intangible asset balance over its remaining life can be recovered through undiscounted future cash flows. The amount of impairment of identifiable intangible assets with finite useful lives, if any, to be recognized is measured based on projected discounted future cash flows. We measure the amount of impairment of other long-lived assets (excluding goodwill) as the amount by which the carrying value of the asset exceeds the fair market value of the asset, which is generally determined based on projected discounted future cash flows or appraised values. We classify long-lived assets to be disposed of other than by sale as held and used until they are disposed. We report long-lived assets to be disposed of by sale as held for sale and recognize those assets in the balance sheet at the lower of carrying amount or fair value less cost to sell, and we cease depreciation.

Investments in and Advances to Nonconsolidated Affiliates
Investments in and Advances to Nonconsolidated Affiliates—
Investments in entities we do not control but in which we have the ability to exercise significant influence over the operating and financial policies of the investee are accounted for under the equity method. Equity method investments are recorded at original cost and adjusted periodically to recognize our proportionate share of the investees’ net income or losses after the date of investment, additional contributions made, dividends or distributions received, and impairment losses resulting from adjustments to net realizable value. We record equity method losses in excess of the carrying amount of an investment when we guarantee obligations or we are otherwise committed to provide further financial support to the affiliate.
We use the cost method to account for equity investments for which the equity securities do not have readily determinable fair values and for which we do not have the ability to exercise significant influence. Under the cost method of accounting, private equity investments are carried at cost and are adjusted only for other-than-temporary declines in fair value, additional investments, or distributions deemed to be a return of capital.
Management periodically assesses the recoverability of our equity method and cost method investments and equity method goodwill for impairment. We consider all available information, including the recoverability of the investment, the earnings and near-term prospects of the affiliate, factors related to the industry, conditions of the affiliate, and our ability, if any, to influence the management of the affiliate. We assess fair value based on valuation methodologies, as appropriate, including discounted cash flows, estimates of sales proceeds, and external appraisals, as appropriate. If an investment or equity method goodwill is considered to be impaired and the decline in value is other than temporary, we record an appropriate write-down.

Common Stock Warrants
Common Stock Warrants—
In January 2004, we repaid our then-outstanding 3.25% Convertible Debentures using the net proceeds of a loan arranged by Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. We accounted for this extinguishment of debt by separately computing the amounts attributable to the debt and the purchase warrants and giving accounting recognition to each component. We based our allocation to each component on the relative market value of the two components at the time of issuance. The portion allocable to the warrants was accounted for as additional paid-in capital. See Note 20, Earnings per Common Share.
See also Note 12, Shareholders' Equity (Deficit), for information related to common stock warrants issued under our Securities Litigation Settlement.

Financing Costs
Financing Costs—
We amortize financing costs using the effective interest method over the life of the related debt. The related expense is included in Interest expense and amortization of debt discounts and fees in our consolidated statements of operations.
We accrete discounts and amortize premiums using the effective interest method over the life of the related debt, and we report discounts or premiums as a direct deduction from, or addition to, the face amount of the financing. The related income or expense is included in Interest expense and amortization of debt discounts and fees in our consolidated statements of operations.

Fair Value Measurements
Fair Value Measurements—
Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions market participants would use in pricing an asset or liability.
The basis for these assumptions establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 – Observable inputs such as quoted prices in active markets;

•	Level 2 – Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 – Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.
Assets and liabilities measured at fair value are based on one or more of three valuation techniques. The three valuation techniques are as follows:

•	Market approach – Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities;

•	Cost approach – Amount that would be required to replace the service capacity of an asset (i.e., replacement cost); and

•	Income approach – Techniques to convert future amounts to a single present amount based on market expectations (including present value techniques, option-pricing models, and lattice models).
Our financial instruments consist mainly of cash and cash equivalents, restricted cash, restricted marketable securities, accounts receivable, accounts payable, letters of credit, long-term debt, and interest rate swap agreements. The carrying amounts of cash and cash equivalents, restricted cash, accounts receivable, and accounts payable approximate fair value because of the short-term maturity of these instruments. The fair value of our letters of credit is deemed to be the amount of payment guaranteed on our behalf by third-party financial institutions. We determine the fair value of our long-term debt using quoted market prices, when available, or discounted cash flows based on various factors, including maturity schedules, call features, and current market rates.
On a recurring basis, we are required to measure our available-for-sale restricted marketable securities and, prior to March 2011, our interest rate swaps at fair value. The fair values of our available-for-sale restricted marketable securities are determined based on quoted market prices in active markets or quoted prices, dealer quotations, or alternative pricing sources supported by observable inputs in markets that are not considered to be active. The fair value of our interest rate swaps was determined using the present value of the fixed leg and floating leg of each swap. The value of the fixed leg was the present value of the known fixed coupon payments discounted at the rates implied by the LIBOR-swap curve adjusted for the credit spreads applicable to the debt of the party in a liability position. This adjustment was meant to capture the price of transferring the liability to a similarly-rated counterparty. The value of the floating leg was the present value of the floating coupon payments which were derived from the forward LIBOR-swap rates and discounted at the same rates as the fixed leg.
On a nonrecurring basis, we are required to measure property and equipment, goodwill, other intangible assets, investments in nonconsolidated affiliates, and assets and liabilities of discontinued operations at fair value. Generally, assets are recorded at fair value on a nonrecurring basis as a result of impairment charges or similar adjustments made to the carrying value of the applicable assets. The fair value of our property and equipment is determined using discounted cash flows and significant unobservable inputs, unless there is an offer to purchase such assets, which would be the basis for determining fair value. The fair value of our intangible assets, excluding goodwill, is determined using discounted cash flows and significant unobservable inputs. The fair value of our investments in nonconsolidated affiliates is determined using quoted prices in private markets, discounted cash flows or earnings, or market multiples derived from a set of comparables. The fair value of our assets and liabilities of discontinued operations is determined using discounted cash flows and significant unobservable inputs unless there is an offer to purchase such assets and liabilities, which would be the basis for determining fair value. The fair value of our goodwill is determined using discounted projected operating results and cash flows, which involve significant unobservable inputs. Goodwill is tested for impairment as of October 1st of each year, absent any impairment indicators.

Derivative Instruments
Derivative Instruments—
As of December 31, 2011, we did not have any derivative instruments outstanding. Historically, our derivative instruments consisted only of interest rate swaps that were recorded on our balance sheet at fair value. Changes in the fair values of our derivatives were recorded each period in current earnings or in other comprehensive income, depending on their designations as trading or hedging swaps.
For derivative instruments not designated as hedging instruments, all changes in fair value were reported in current period earnings on the line entitled Loss on interest rate swaps in our consolidated statements of operations. Net cash settlements on these non-designated swaps were included in investing activities in our consolidated statements of cash flows.
For derivative instruments designated as cash flow hedges, the effective portion of changes in fair value was deferred as a component of other comprehensive income and reclassified to earnings as part of interest expense in the same period in which the hedged item impacted earnings. The ineffective portion, if any, was reported in earnings as part of Loss on interest rate swaps. Net cash settlements on these swaps that were designated as cash flow hedges were included in operating activities in our consolidated statements of cash flows.
We did not have any derivative instruments designated as fair value hedges. For additional information regarding our derivative instruments, see Note 9, Derivative Instruments.

Refunds due Patients and Other Third-Party Payors
Refunds due Patients and Other Third-Party Payors—
Refunds due patients and other third-party payors consist primarily of estimates of potential overpayments received from our patients and other third-party payors. In instances where we are unable to locate and reimburse the party due the refund, these amounts may become subject to escheat property laws and consequently may be payable to various jurisdictions or reportable to a federal agency.
During 2005, we completed a substantive reconstruction process so we could prepare consolidated financial statements as of and for the years ended December 31, 2004, 2003, and 2002 and restate our previously issued financial statements for the years ended December 31, 2001 and 2000. As of December 31, 2010, approximately $42.1 million of amounts included in Refunds due patients and other third-party payors represent an estimate of potential overpayments that originated in periods prior to December 31, 2004. These amounts were originally estimated during our reconstruction process based on collection history and other available patient receipt data. During 2011, we entered into a definitive settlement and release agreement with the state of Delaware relating to a previously disclosed audit of unclaimed property conducted on behalf of Delaware and two other states by Kelmar Associates, LLC. As a result of this settlement, no amounts included in Refunds due patients and other third-party payors as of December 31, 2011 represent an estimate of potential overpayments that originated in periods prior to December 31, 2004. See Note 21, Settlements.
As of December 31, 2010, approximately $33.9 million of the amount recorded as Refunds due patients and other third-party payors represented balances associated with our divested surgery centers, outpatient, and diagnostic divisions. These balances remained with HealthSouth after each transaction closed, and, therefore, are not reported as “held for sale” in our consolidated balance sheet. These balances were reduced to zero during 2011 as a result of the settlement with Delaware discussed above and in Note 21, Settlements.

Noncontrolling Interests in Consolidated Affiliates
Noncontrolling Interests in Consolidated Affiliates—
The consolidated financial statements include all assets, liabilities, revenues, and expenses of less-than-100%-owned affiliates we control. Accordingly, we have recorded noncontrolling interests in the earnings and equity of such entities. We record adjustments to noncontrolling interests for the allocable portion of income or loss to which the noncontrolling interests holders are entitled based upon their portion of the subsidiaries they own. Distributions to holders of noncontrolling interests are adjusted to the respective noncontrolling interests holders’ balance.

Convertible Perpetual Preferred Stock
Convertible Perpetual Preferred Stock—
Our Convertible perpetual preferred stock contains fundamental change provisions that allow the holder to require us to redeem the preferred stock for cash if certain events occur. As redemption under these provisions is not solely within our control, we have classified our Convertible perpetual preferred stock as temporary equity.
Because our Convertible perpetual preferred stock is indexed to, and potentially settled in, our common stock, we also examined whether the embedded conversion option in our Convertible perpetual preferred stock should be bifurcated. Based on our analysis, we determined bifurcation is not necessary.
We use the if-converted method to include our Convertible perpetual preferred stock in our computation of diluted earnings per share.

Share-Based Payments
Share-Based Payments—
HealthSouth has various shareholder- and non-shareholder-approved stock-based compensation plans that provide for the granting of stock-based compensation to certain employees and directors. All share-based payments to employees, including grants of employee stock options, are recognized in the financial statements based on their estimated grant-date fair value and amortized on a straight-line basis over the applicable requisite service period.

Litigation Reserves
Litigation Reserves—
We accrue for loss contingencies associated with outstanding litigation for which management has determined it is probable a loss contingency exists and the amount of loss can be reasonably estimated. If the accrued amount associated with a loss contingency is greater than $5.0 million, we also accrue estimated future legal fees associated with the loss contingency. This requires management to estimate the amount of legal fees that will be incurred in the defense of the litigation. These estimates are based on our expectations of the scope, length to complete, and complexity of the claims. In the future, additional adjustments may be recorded as the scope, length, or complexity of outstanding litigation changes.

Advertising Costs
Advertising Costs—
We expense costs of print, radio, television, and other advertisements as incurred. Advertising expenses, primarily included in Other operating expenses within the accompanying consolidated statements of operations, were $4.6 million in each of the years ended December 31, 2011, 2010, and 2009.

Professional Fees - Accounting, Tax, and Legal
Professional Fees—Accounting, Tax, and Legal—
In 2011 and 2010, Professional fees—accounting, tax, and legal related primarily to legal and consulting fees for continued litigation and support matters arising from prior reporting and restatement issues. These fees in 2011 specifically included $5.2 million related to our obligation to pay 35% of any recovery from Richard M. Scrushy to the attorneys for the derivative shareholder plaintiffs, as discussed in Note 22, Contingencies and Other Commitments.
As also discussed in Note 22, Contingencies and Other Commitments, in June 2009, a court ruled that Richard M. Scrushy, our former chairman and chief executive officer, committed fraud and breached his fiduciary duties during his time with HealthSouth. Based on this judgment, we have no obligation to indemnify him for any litigation costs. Therefore, we reversed the remainder of this accrual for his legal fees during the second quarter of 2009 which resulted in a reduction in Professional fees—accounting, tax, and legal of $6.5 million during the year ended December 31, 2009.
Excluding the reversal of accrued fees discussed above, Professional fees—accounting, tax, and legal for 2009 related primarily to legal and consulting fees for continued litigation and support matters arising from prior reporting and restatement issues and income tax return preparation and consulting fees for various tax projects related to our pursuit of our remaining income tax refund claims.
See Note 21, Settlements, and Note 22, Contingencies and Other Commitments, for a description of our continued litigation defense and support matters arising from our prior reporting and restatement issues.

Income Taxes
Income Taxes—
We provide for income taxes using the asset and liability method. This approach recognizes the amount of income taxes payable or refundable for the current year, as well as deferred tax assets and liabilities for the future tax consequence of events recognized in the consolidated financial statements and income tax returns. Deferred income tax assets and liabilities are adjusted to recognize the effects of changes in tax laws or enacted tax rates.
A valuation allowance is required when it is more likely than not some portion of the deferred tax assets will not be realized. Realization is dependent on generating sufficient future taxable income in the applicable tax jurisdiction. On a quarterly basis, we assess the likelihood of realization of our deferred tax assets considering all available evidence, both positive and negative. Our most recent operating performance, the scheduled reversal of temporary differences, our forecast of taxable income in future periods by jurisdiction, our ability to sustain a core level of earnings, and the availability of prudent tax planning strategies are important considerations in our assessment.
We evaluate our tax positions and establish assets and liabilities in accordance with the applicable accounting guidance on uncertainty in income taxes. We review these tax uncertainties in light of changing facts and circumstances, such as the progress of tax audits, and adjust them accordingly.
HealthSouth and its corporate subsidiaries file a consolidated federal income tax return. Some subsidiaries consolidated for financial reporting purposes are not part of the consolidated group for federal income tax purposes and file separate federal income tax returns. State income tax returns are filed on a separate, combined, or consolidated basis in accordance with relevant state laws and regulations. Partnerships, limited liability companies, and other pass-through entities we consolidate or account for using the equity method of accounting file separate federal and state income tax returns. We include the allocable portion of each pass-through entity’s income or loss in our federal income tax return. We allocate the remaining income or loss of each pass-through entity to the other partners or members who are responsible for their portion of the taxes.

Assets and Liabilities in and Results of Discontinued Operations
Assets and Liabilities in and Results of Discontinued Operations—
Components of an entity that have been disposed of or are classified as held for sale and have operations and cash flows that can be clearly distinguished from the rest of the entity are reported as discontinued operations. In the period a component of an entity has been disposed of or classified as held for sale, we reclassify the results of operations for current and prior periods into a single caption titled Income from discontinued operations, net of tax. In addition, we classify the assets and liabilities of those components as current and noncurrent assets and liabilities within Prepaid expenses and other current assets, Other long-term assets, Other current liabilities, and Other long-term liabilities in our consolidated balance sheets. We also classify cash flows related to discontinued operations as one line item within each category of cash flows in our consolidated statements of cash flows.

Earnings per Common Share
Earnings per Common Share—
The calculation of earnings per common share is based on the weighted-average number of our common shares outstanding during the applicable period. The calculation for diluted earnings per common share recognizes the effect of all potential dilutive common shares that were outstanding during the respective periods, unless their impact would be antidilutive.

Treasury Stock
Treasury Stock—
Shares of common stock repurchased by us are recorded at cost as treasury stock. When shares are reissued, we use an average cost method to determine cost. The difference between the cost of the shares and the reissuance price is added to or deducted from Capital in excess of par value. We account for the retirement of treasury stock as a reduction of retained earnings. However, due to our Accumulated deficit, the retirement of treasury stock is currently recorded as a reduction of Capital in excess of par value.

Comprehensive Income
Comprehensive Income—
Comprehensive income is comprised of Net income, changes in unrealized gains or losses on available-for-sale securities, and the effective portion of changes in the fair value of interest rate swaps that were designated as cash flow hedges and is included in the consolidated statements of comprehensive income.

Recent Accounting Pronouncements
Recent Accounting Pronouncements—
In May 2011, the FASB amended its guidance to clarify its intent about the application of existing fair value measurement and disclosure requirements. The primary impact to us resulted from additional disclosure requirements included in the amended guidance, including the requirement to categorize by level of the fair value hierarchy items not measured at fair value in our balance sheet but for which fair value is required to be disclosed. This requirement primarily impacts our fair value disclosures related to our long-term debt. For public companies, this amended guidance is to be applied prospectively starting with interim and annual periods beginning after December 15, 2011. We adopted this guidance as of January 1, 2012. Our adoption of this standard primarily impacted our fair value disclosures related to our long-term debt and had no impact on our financial position, results of operations, or cash flows. See the "Reclassifications" section of this note and Note 15, Fair Value Measurements.
In June 2011, the FASB amended its guidance governing the presentation of comprehensive income. The amended guidance eliminates the option to report other comprehensive income and its components in the statement of changes in equity. Under the new guidance, an entity can elect to present items of net income and other comprehensive income in one continuous statement referred to as the statement of comprehensive income or in two separate, but consecutive, statements. While the options for presenting other comprehensive income change under the guidance, other portions of the current guidance will not change. For public entities, these changes are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. We implemented this guidance effective with our reporting as of and for the three and six months ended June 30, 2011 by moving our consolidated statements of comprehensive income to immediately follow our consolidated statements of operations. This guidance had no other impact on the Company.
In July 2011, the FASB ratified the final consensus reached by the Emerging Issues Task Force related to the presentation and disclosure of net revenue, the provision for bad debts, and the allowance for doubtful accounts of healthcare entities. This standard retains the existing revenue recognition model for healthcare entities, pending further developments in the FASB's revenue recognition project. However, this standard requires the Provision for doubtful accounts associated with patient service revenue to be separately displayed on the face of the statement of operations as a component of net revenue. This standard also requires enhanced disclosures of significant changes in estimates related to patient bad debts. We adopted this standard as of January 1, 2012. All periods presented have been reclassified to conform to this presentation. Our adoption of this standard had no net impact on our financial position, results of operations, or cash flows. See the "Reclassifications," "Net Operating Revenues," and "Accounts Receivable and Allowance for Doubtful Accounts" sections of this note.
In September 2011, the FASB amended its guidance on goodwill impairment testing to simplify the process for entities. The amended guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The revised standard is effective for annual and interim goodwill tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, provided the entity has not yet performed its 2011 annual impairment test or issued its annual financial statements. We adopted this standard in the fourth quarter of 2011. This standard did not have an impact on our financial position, results of operations, or cash flows. Rather, it changed our approach to our annual goodwill impairment analysis. See the "Goodwill and Other Intangible Assets" section of this note.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Reductions in Annual Market Basket Updates
The reductions in our annual market basket updates began April 1, 2010 and continue through 2019 for each CMS fiscal year, which for us begins October 1, as follows:

2010	2011	2012-13	2014	2015-16	2017-19
0.25%	0.25%	0.1%	0.3%	0.2%	0.75%

Concentration of Net Operating Revenues by Payor
During the year ended December 31, 2012, 2011, and 2010, we derived consolidated Net operating revenues from the following payor sources:

	For the Year Ended December 31,
	2011	2010	2009
Medicare	72.0%	70.5%	67.8%
Medicaid	1.6%	1.8%	2.2%
Workers' compensation	1.6%	1.6%	1.7%
Managed care and other discount plans	19.8%	21.3%	23.0%
Other third-party payors	2.0%	2.3%	2.6%
Patients	1.2%	1.3%	1.3%
Other income	1.8%	1.2%	1.4%
Total	100.0%	100.0%	100.0%

Concentration of Net Patient Service Accounts Receivable by Payor Class
The concentration of net patient service accounts receivable by payor class, as a percentage of total net patient service accounts receivable as of the end of each of the reporting periods, is as follows:

	As of December 31,
	2011	2010
Medicare	60.7%	58.7%
Medicaid	2.6%	2.2%
Workers' compensation	3.2%	3.1%
Managed care and other discount plans	26.8%	28.9%
Other third-party payors	4.7%	5.0%
Patients	2.0%	2.1%
Total	100.0%	100.0%

Useful Lives of Property and Equipment
Useful lives are generally as follows:

Years
Buildings	15 to 30
Leasehold improvements	2 to 15
Furniture, fixtures, and equipment	3 to 10
Assets under capital lease obligations:
Real estate	15 to 20
Equipment	3 to 5

Estimated Useful Lives and Amortization Basis of Other Intangible Assets
The range of estimated useful lives and the amortization basis for our other intangible assets are generally as follows:

Estimated Useful Life and Amortization Basis
Certificates of need	13 to 30 years using straight-line basis
Licenses	10 to 20 years using straight-line basis
Noncompete agreements	3 to 18 years using straight-line basis
Tradenames	10 to 20 years using straight-line basis
Internal-use software	3 to 7 years using straight-line basis
Market access assets	20 years using accelerated basis

Business Combinations (Tables)	12 Months Ended
Dec. 31, 2010
Business Combinations [Abstract]
Schedule of Aggregate Purchase Price Allocation of Acquisitions
The following table summarizes the allocation of the aggregate purchase price as of the acquisition dates for the above mentioned acquisitions that occurred in 2010 (in millions):

Property and equipment, net	$17.6
Identifiable intangible assets:
Noncompete agreements (useful lives range from 16 months to 6 years)	11.4
Tradenames (useful lives are 10 years)	1.2
Licenses (useful lives are 20 years)	0.4
Goodwill	12.6
Total assets acquired	43.2
Total current liabilities assumed	(0.7)
Total allocation of purchase price consideration	$42.5

Summary of Actual and Pro Forma Results of Operations for Acquisitions
The following table summarizes the aggregate results of operations of the above mentioned transactions from their respective dates of acquisition included in our consolidated results of operations and the unaudited pro forma results of operations of the combined entity had the date of the acquisitions been January 1, 2009 (in millions):

	Net Operating Revenues	Net Income Attributable to HealthSouth
Acquired entities only: Actual from acquisition date to December 31, 2010(a)	$10.1	$0.4
Combined entity: Supplemental pro forma from 1/01/2010-12/31/2010 (unaudited)	1,896.1	902.7
Combined entity: Supplemental pro forma from 1/01/2009-12/31/2009 (unaudited)	1,817.1	100.2

Cash and Marketable Securities (Tables)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Cash and Cash Equivalents [Abstract]
Schedule of Investment Components
The components of our investments as of December 31, 2011 are as follows (in millions):

	Cash & Cash Equivalents	Restricted Cash	Restricted Marketable Securities	Total
Cash	$30.1	$35.3	$—	$65.4
Equity securities	—	—	45.2	45.2
Total	$30.1	$35.3	$45.2	$110.6

The components of our investments as of December 31, 2010 are as follows (in millions):

	Cash & Cash Equivalents	Restricted Cash	Restricted Marketable Securities	Total
Cash	$48.3	$36.5	$—	$84.8
Equity securities	—	—	37.5	37.5
Total	$48.3	$36.5	$37.5	$122.3

Schedule of Restricted Cash
As of December 31, 2011 and 2010, Restricted cash consisted of the following (in millions):

	As of December 31,
	2011	2010
Affiliate cash	$11.1	$15.6
Self-insured captive funds	23.5	20.4
Paid-loss deposit funds	0.7	0.5
Total restricted cash	$35.3	$36.5

Available-for-sale Securities Cost to Fair Value Reconciliation
A summary of our restricted marketable securities as of December 31, 2011 is as follows (in millions):

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Equity securities	$45.2	$0.7	$(0.7)	$45.2

A summary of our restricted marketable securities as of December 31, 2010 is as follows (in millions):

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Equity securities	$36.9	$0.7	$(0.1)	$37.5

Investment information related to restricted marketable securities
Investing information related to our restricted marketable securities is as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Proceeds from sales of restricted available-for-sale securities	$—	$5.2	$5.0
Gross realized gains	$—	$0.4	$0.9
Gross realized losses	$—	$(0.1)	$(1.3)

Accounts Receivable (Tables)	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Schedule of Accounts Receivable
Accounts receivable consists of the following (in millions):

	As of December 31,
	2011	2010
Patient accounts receivable	$232.5	$219.7
Less: Allowance for doubtful accounts	(21.4)	(22.7)
Patient accounts receivable, net	211.1	197.0
Other accounts receivable	11.7	9.7
Accounts receivable, net	$222.8	$206.7

Schedule of Activity Related to Allowance for Doubtful Accounts
The following is the activity related to our allowance for doubtful accounts (in millions):

For the Year Ended December 31,	Balance at Beginning of Period	Additions and Charges to Expense	Deductions and Accounts Written Off	Balance at End of Period
2011	$22.7	$21.0	$(22.3)	$21.4
2010	$30.1	$16.4	$(23.8)	$22.7
2009	$27.6	$30.7	$(28.2)	$30.1

Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Components of Property and Equipment
Property and equipment consists of the following (in millions):

	As of December 31,
	2011	2010
Land	$66.9	$63.4
Buildings	901.4	885.6
Leasehold improvements	59.6	43.1
Furniture, fixtures, and equipment	313.0	300.2
	1,340.9	1,292.3
Less: Accumulated depreciation and amortization	(686.9)	(674.3)
	654.0	618.0
Construction in progress	10.4	14.9
Property and equipment, net	$664.4	$632.9

Fully Depreciated Assets and Assets Under Capital Lease Obligations
Information related to fully depreciated assets and assets under capital lease obligations is as follows (in millions):

	As of December 31,
	2011	2010
Fully depreciated assets	$221.9	$200.8
Assets under capital lease obligations:
Buildings	$161.5	$197.2
Equipment	0.2	0.2
	161.7	197.4
Accumulated amortization	(100.3)	(124.9)
Assets under capital lease obligations, net	$61.4	$72.5

Depreciation Expense, Amortization Expense Relating to Assets Under Capital Lease Obligations, Interest Capitalized, and Rent Expense Under Operating Leases
The amount of depreciation expense, amortization expense relating to assets under capital lease obligations, interest capitalized, and rent expense under operating leases is as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Depreciation expense	$52.5	$48.1	$43.4
Amortization expense	$11.1	$12.1	$12.3
Interest capitalized	$0.5	$0.4	$—
Rent expense:
Minimum rent payments	$38.5	$39.9	$33.2
Contingent and other rents	24.2	18.8	24.8
Other	4.2	4.7	4.2
Total rent expense	$66.9	$63.4	$62.2

Schedule of Accrued Straight-Line Rent
The excess of cumulative rent expense (recognized on a straight-line basis) over cumulative rent payments made on leases with fixed escalation terms is recognized as straight-line rental accrual and is included in Other long-term liabilities in the accompanying consolidated balance sheets, as follows (in millions):

	As of December 31,
	2011	2010
Straight-line rental accrual	$7.8	$8.0

Schedule of Future Minimum Lease Payments
Future minimum lease payments at December 31, 2011, for those leases having an initial or remaining non-cancelable lease term in excess of one year, are as follows (in millions):

Year Ending December 31,	Operating Leases	Capital Lease Obligations	Total
2012	$41.1	$16.2	$57.3
2013	38.4	15.0	53.4
2014	32.5	10.5	43.0
2015	28.1	8.9	37.0
2016	22.6	8.6	31.2
2017 and thereafter	106.7	59.7	166.4
	$269.4	118.9	$388.3
Less: Interest portion		(43.0)
Obligations under capital leases		$75.9

Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Changes in the Carrying Amount of Goodwill
The following table shows changes in the carrying amount of Goodwill for the years ended December 31, 2011, 2010, and 2009 (in millions):

Amount
Goodwill as of December 31, 2008	$406.0
Acquisition of interest in joint venture entity	2.6
Allocation to discontinued operations related to expected sale of hospital	(0.9)
Goodwill as of December 31, 2009	407.7
Acquisitions	12.6
Goodwill as of December 31, 2010	420.3
Acquisition	1.4
Goodwill as of December 31, 2011	$421.7

Schedule of Intangible Assets by Major Class
The following table provides information regarding our other intangible assets (in millions):

	Gross Carrying Amount	Accumulated Amortization	Net
Certificates of need:
2011	$7.0	$(2.3)	$4.7
2010	6.2	(2.1)	4.1
Licenses:
2011	$50.2	$(41.7)	$8.5
2010	50.2	(39.4)	10.8
Noncompete agreements:
2011	$33.0	$(17.1)	$15.9
2010	30.1	(12.4)	17.7
Tradenames:
2011	$15.0	$(8.0)	$7.0
2010	14.3	(7.3)	7.0
Internal-use software:
2011	$64.8	$(51.1)	$13.7
2010	54.1	(44.4)	9.7
Market access assets:
2011	$13.2	$(5.3)	$7.9
2010	13.2	(4.0)	9.2
Total intangible assets:
2011	$183.2	$(125.5)	$57.7
2010	168.1	(109.6)	58.5

Schedule of Amortization Expense, Intangible Assets	Amortization expense for other intangible assets is as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Amortization expense	$15.2	$12.9	$11.9

Schedule of Future Estimated Amortization Expense, Intangible Assets
Total estimated amortization expense for our other intangible assets for the next five years is as follows (in millions):

Year Ending December 31,	Estimated Amortization Expense
2012	$12.1
2013	9.4
2014	7.2
2015	6.1
2016	4.9

Investments in and Advances to Nonconsolidated Affiliates (Tables)	12 Months Ended
Dec. 31, 2011
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures [Abstract]
Schedule of Aggregate Equity and Cost Method Investments
Our investments consist of the following (in millions):

	As of December 31,
	2011	2010
Equity method investments:
Capital contributions	$7.2	$7.2
Cumulative share of income	100.0	88.0
Cumulative share of distributions	(80.1)	(67.1)
	27.1	28.1
Cost method investments:
Capital contributions, net of distributions and impairments	1.9	2.6
Total investments in and advances to nonconsolidated affiliates	$29.0	$30.7

Schedule of Combined Assets, Liabilities, and Equity of Equity Method Affiliates
The following summarizes the combined assets, liabilities, and equity and the combined results of operations of our equity method affiliates (on a 100% basis, in millions):

	As of December 31,
	2011	2010
Assets—
Current	$17.4	$18.0
Noncurrent	73.4	73.7
Total assets	$90.8	$91.7
Liabilities and equity—
Current liabilities	$8.9	$7.5
Noncurrent liabilities	7.0	7.2
Partners’ capital and shareholders’ equity—
HealthSouth	27.1	28.1
Outside partners	47.8	48.9
Total liabilities and equity	$90.8	$91.7

Schedule of Combined Results of Operations of Equity Method Affiliates
Condensed statements of operations (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Net operating revenues	$87.0	$79.8	$73.1
Operating expenses	(53.1)	(51.6)	(47.2)
Income from continuing operations, net of tax	26.5	23.0	20.5
Net income	26.5	23.0	20.5

Long-term Debt (Tables)	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Schedule of Outstanding Long-term Debt
Our long-term debt outstanding consists of the following (in millions):

	As of December 31,
	2011	2010
Credit Agreement—
Advances under $500 million revolving credit facility	$110.0	$78.0
Term loan facility	97.5	—
Bonds payable—
10.75% Senior Notes due 2016	—	495.5
7.25% Senior Notes due 2018	336.7	275.0
8.125% Senior Notes due 2020	285.8	285.5
7.75% Senior Notes due 2022	312.0	250.0
Other bonds payable	1.5	1.8
Other notes payable	35.3	36.4
Capital lease obligations	75.9	89.1
	1,254.7	1,511.3
Less: Current portion	(18.9)	(14.5)
Long-term debt, net of current portion	$1,235.8	$1,496.8

Schedule of Debt Maturities
The following chart shows scheduled principal payments due on long-term debt for the next five years and thereafter (in millions):

Year Ending December 31,	Face Amount	Net Amount
2012	$18.9	$18.9
2013	18.1	18.1
2014	16.8	16.8
2015	16.9	16.9
2016	184.3	184.3
Thereafter	1,000.2	999.7
Total	$1,255.2	$1,254.7

Schedule of Redemption Prices for 2018 Senior Notes
We may redeem the notes, in whole or in part, at any time on or after October 1, 2014, at the redemption prices set forth below:

Period	Redemption Price*
2014	103.625%
2015	101.813%
2016 and thereafter	100.000%

Schedule of Redemption Prices for 2022 Senior Notes
We may redeem the notes, in whole or in part, at any time on or after September 15, 2015, at the redemption prices set forth below:

Period	Redemption Price*
2015	103.875%
2016	102.583%
2017	101.292%
2018 and thereafter	100.000%

Schedule of Redemption Prices for 2020 Senior Notes
We may redeem the notes, in whole or in part, at any time on or after February 15, 2015, at the redemption prices set forth below:

Period	Redemption Price*
2015	104.063%
2016	102.708%
2017	101.354%
2018 and thereafter	100.000%

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis
Our financial assets and liabilities that are measured at fair value on a recurring basis are as follows (in millions):

		Fair Value Measurements at Reporting Date Using
As of December 31, 2011	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Valuation Technique (1)
Current portion of restricted marketable securities	$15.0	$—	$15.0	$—	M
Other long-term assets:
Restricted marketable securities	30.2	—	30.2	—	M
As of December 31, 2010
Current portion of restricted marketable securities	$18.2	$—	$18.2	$—	M
Prepaid expenses and other current assets:
June 2009 trading swap	1.2	—	1.2	—	I
Other long-term assets:
Restricted marketable securities	19.3	—	19.3	—	M
Other current liabilities:
March 2006 trading swap	(12.1)	—	(12.1)	—	I

Schedule of Fair Value, Assets Measured on Nonrecurring Basis
Assets measured at fair value on a nonrecurring basis are as follows (in millions):

		Fair Value Measurements at Reporting Date Using			Total Losses
	Net Carrying Value as of December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Year Ended December 31, 2009
Investments in and advances to nonconsolidated affiliates	$1.7	$—	$—	$1.7	$0.3
Other long-term assets:
Assets held for sale	14.2	—	14.2	—	0.9

Schedule of Carrying Amounts and Estimated Fair Values, Financial Instruments
The carrying amounts and estimated fair values for all of our other financial instruments are presented in the following table (in millions):

	As of December 31, 2011		As of December 31, 2010
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Interest rate swap agreements:
March 2006 trading swap	$—	$—	$(12.1)	$(12.1)
June 2009 trading swap	—	—	1.2	1.2
Long-term debt:
Advances under $500 million revolving credit facility	110.0	110.0	78.0	78.0
Term loan facility	97.5	97.5	—	—
10.75% Senior Notes due 2016	—	—	495.5	543.2
7.25% Senior Notes due 2018	336.7	330.0	275.0	280.5
8.125% Senior Notes due 2020	285.8	290.0	285.5	311.8
7.75% Senior Notes due 2022	312.0	301.1	250.0	258.1
Other bonds payable	1.5	1.5	1.8	1.8
Other notes payable	35.3	35.3	36.4	36.4
Financial commitments:
Letters of credit	—	44.6	—	45.6

Share-Based Payments (Tables)	12 Months Ended
Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Schedule of Weighted-Average Assumptions Used to Determine Fair Value of Stock Options
The fair values of the options granted during the years ended December 31, 2011, 2010, and 2009 have been estimated at the grant date using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	For the Year Ended December 31,
	2011	2010	2009
Expected volatility	41.5%	44.7%	45.0%
Risk-free interest rate	2.8%	3.1%	2.7%
Expected life (years)	6.7	6.7	6.5
Dividend yield	0.0%	0.0%	0.0%

Schedule of Stock Option Activity
A summary of our stock option activity and related information is as follows:

	Shares (In Thousands)	Weighted- Average Exercise Price per Share	Remaining Life (Years)	Aggregate Intrinsic Value (In Millions)
Outstanding, December 31, 2010	2,493	$22.36
Granted	200	24.21
Exercised	(189)	23.39
Forfeitures	—	—
Expirations	(65)	52.44
Outstanding, December 31, 2011	2,439	21.63	5.3	$3.1
Exercisable, December 31, 2011	1,989	22.34	4.6	2.2

Schedule of Restricted Stock Activity
A summary of our issued restricted stock awards is as follows (share information in thousands):

	Shares	Weighted-Average Grant Date Fair Value
Nonvested shares at December 31, 2010	668	$13.84
Granted	1,900	8.23
Vested	(565)	14.86
Forfeited	(114)	8.22
Nonvested shares at December 31, 2011	1,889	8.23

Assets and Liabilities in and Results of Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Operating Results, Discontinued Operations, Total
The operating results of discontinued operations are as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Net operating revenues	$95.7	$123.7	$144.0
Less: Provision for doubtful accounts	(1.5)	(2.4)	(3.0)
Net operating revenues less provision for doubtful accounts	94.2	121.3	141.0
Costs and expenses	66.3	106.4	133.0
Impairments	6.8	0.6	4.0
Income from discontinued operations	21.1	14.3	4.0
(Loss) gain on disposal of assets of discontinued operations	—	(1.2)	0.3
Gain on divestitures of LTCHs / divisions	65.6	—	13.4
Income tax (expense) benefit	(37.9)	(4.0)	0.7
Income from discontinued operations, net of tax	$48.8	$9.1	$18.4

Schedule of Assets and Liabilities, Discontinued Operations, Total
Assets and liabilities in discontinued operations consist of the following (in millions):

	As of December 31,
	2011	2010
Assets:
Accounts receivable, net	$4.8	$18.2
Other current assets	0.1	1.6
Total current assets	4.9	19.8
Property and equipment, net	6.9	46.4
Goodwill	—	11.0
Long-term assets	0.4	0.4
Total long-term assets	7.3	57.8
Total assets	$12.2	$77.6
Liabilities:
Accounts payable	$1.0	$4.5
Accrued expenses and other current liabilities	5.5	7.0
Total current liabilities	6.5	11.5
Long-term liabilities	0.7	1.2
Total liabilities	$7.2	$12.7

Schedule of Operating Results, Discontinued Operations, Surgery Centers
The operating results of our former surgery centers division included in discontinued operations consist of the following (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Net operating revenues	$5.0	$0.5	$7.4
Less: Provision for doubtful accounts	—	—	(0.3)
Net operating revenues less provision for doubtful accounts	5.0	0.5	7.1
Costs and expenses	(0.5)	0.7	3.6
Income (loss) from discontinued operations	5.5	(0.2)	3.5
Gain on disposal of assets of discontinued operations	—	—	0.7
Gain on divestiture of division	—	—	13.4
Income tax (expense) benefit	(2.0)	0.1	0.4
Income (loss) from discontinued operations, net of tax	$3.5	$(0.1)	$18.0

Schedule of Operating Results, Discontinued Operations, Outpatient
The operating results of our former outpatient division included in discontinued operations consist of the following (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Net operating revenues	$12.8	$0.5	$0.5
Less: Provision for doubtful accounts	—	—	—
Net operating revenues less provision for doubtful accounts	12.8	0.5	0.5
Costs and expenses	(0.4)	(3.5)	7.7
Income (loss) from discontinued operations	13.2	4.0	(7.2)
Income tax expense	(4.8)	(1.4)	—
Income (loss) from discontinued operations, net of tax	$8.4	$2.6	$(7.2)

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Schedule of Components of Income Tax Expense (Benefit)
The significant components of the Provision for income tax expense (benefit) related to continuing operations are as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Current:
Federal	$1.4	$1.3	$1.8
State and local	(0.8)	1.6	(8.8)
Total current expense (benefit)	0.6	2.9	(7.0)
Deferred:
Federal	48.2	(682.2)	3.0
State and local	(11.7)	(61.5)	1.1
Total deferred expense (benefit)	36.5	(743.7)	4.1
Total income tax expense (benefit) related to continuing operations	$37.1	$(740.8)	$(2.9)

Schedule of Effective Income Tax Rate Reconciliation
A reconciliation of differences between the federal income tax at statutory rates and our actual income tax expense (benefit) on our income from continuing operations, which include federal, state, and other income taxes, is presented below:

	For the Year Ended December 31,
	2011	2010	2009
Tax expense at statutory rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
State income taxes, net of federal tax benefit	3.0%	4.7%	4.0%
Decrease in valuation allowance	(11.6)%	(431.5)%	(22.3)%
Settlement of tax claims	(7.2)%	13.2%	(6.6)%
Noncontrolling interests	(6.5)%	(8.3)%	(10.8)%
Adjustments to net operating loss carryforwards	2.9%	—%	—%
Interest, net	(1.6)%	(0.8)%	(1.2)%
Other, net	1.3%	(2.4)%	(0.8)%
Income tax expense (benefit)	15.3%	(390.1)%	(2.7)%

Schedule of Components of Deferred Tax Assets and Liabilities
The significant components of HealthSouth’s deferred tax assets and liabilities are as follows (in millions):

	As of December 31,
	2011	2010
Deferred income tax assets:
Net operating loss	$540.5	$628.8
Property, net	49.8	49.1
Insurance reserve	36.1	37.6
Stock-based compensation	22.7	19.9
Allowance for doubtful accounts	12.7	12.6
Alternative minimum tax	13.4	13.4
Carrying value of partnerships	10.4	15.6
Other accruals	16.1	21.9
Capital losses	4.1	11.8
Intangibles	—	9.6
Total deferred income tax assets	705.8	820.3
Less: Valuation allowance	(50.3)	(112.7)
Net deferred income tax assets	655.5	707.6
Deferred income tax liabilities:
Intangibles	(20.5)	—
Other	(0.3)	(0.2)
Total deferred income tax liabilities	(20.8)	(0.2)
Net deferred income tax assets	634.7	707.4
Less: Current deferred tax assets	26.6	28.1
Noncurrent deferred tax assets	$608.1	$679.3

Schedule of Unrecognized Tax Benefits Rollforward
A reconciliation of the beginning and ending liability for unrecognized tax benefits is as follows (in millions):

	Gross Unrecognized Income Tax Benefits	Accrued Interest and Penalties
January 1, 2009	$61.1	$2.9
Gross amount of increases in unrecognized tax benefits related to prior periods	0.1	0.1
Increases in unrecognized tax benefits relating to settlements with taxing authorities	2.7	—
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	(8.5)	—
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(4.5)	(1.1)
December 31, 2009	50.9	1.9
Gross amount of increases in unrecognized tax benefits related to prior periods	96.1	0.1
Gross amount of decreases in unrecognized tax benefits related to prior periods	(37.5)	—
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	(93.0)	—
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(3.9)	(0.9)
December 31, 2010	12.6	1.1
Gross amount of increases in unrecognized tax benefits related to prior periods	19.8	—
Gross amount of decreases in unrecognized tax benefits related to prior periods	(3.0)	—
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	(20.2)	—
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(3.2)	(1.0)
December 31, 2011	$6.0	$0.1

Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Computation of Basic and Diluted Earnins per Common Share
The following table sets forth the computation of basic and diluted earnings per common share (in millions, except per share amounts):

	For the Year Ended December 31,
	2011	2010	2009
Basic:
Numerator:
Income from continuing operations	$205.8	$930.7	$110.4
Less: Net income attributable to noncontrolling interests included in continuing operations	(47.0)	(40.9)	(33.3)
Less: Convertible perpetual preferred stock dividends	(26.0)	(26.0)	(26.0)
Income from continuing operations attributable to HealthSouth common shareholders	132.8	863.8	51.1
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	49.9	9.2	17.7
Net income attributable to HealthSouth common shareholders	$182.7	$873.0	$68.8
Denominator:
Basic weighted average common shares outstanding	93.3	92.8	88.8
Basic earnings per common share:
Income from continuing operations attributable to HealthSouth common shareholders	$1.42	$9.31	$0.58
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.54	0.10	0.19
Net income attributable to HealthSouth common shareholders	$1.96	$9.41	$0.77
Diluted:
Numerator:
Income from continuing operations	$205.8	$930.7	$110.4
Less: Net income attributable to noncontrolling interests included in continuing operations	(47.0)	(40.9)	(33.3)
Income from continuing operations attributable to HealthSouth common shareholders	158.8	889.8	77.1
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	49.9	9.2	17.7
Net income attributable to HealthSouth common shareholders	$208.7	$899.0	$94.8
Denominator:
Diluted weighted average common shares outstanding	109.2	108.5	103.3
Diluted earnings per common share:
Income from continuing operations attributable to HealthSouth common shareholders	$1.42	$8.20	$0.58
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.54	0.08	0.19
Net income attributable to HealthSouth common shareholders	$1.96	$8.28	$0.77

Quarterly Data (Unaudited) (Tables)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Quarterly Financial Information Disclosure [Abstract]
Quarterly Data (Unaudited) Table

	2011
	First	Second	Third	Fourth	Total
	(In Millions, Except Per Share Data)
Net operating revenues	$506.0	$505.1	$497.7	$518.1	$2,026.9
Operating earnings(a)	89.3	90.9	79.1	92.1	351.4
Provision for income tax (benefit) expense	(7.4)	11.2	18.1	15.2	37.1
Income from continuing operations	74.0	30.7	33.6	67.5	205.8
Income (loss) from discontinued operations, net of tax	17.5	1.6	34.7	(5.0)	48.8
Net income	91.5	32.3	68.3	62.5	254.6
Less: Net income attributable to noncontrolling interests	(11.7)	(10.4)	(11.3)	(12.5)	(45.9)
Net income attributable to HealthSouth	$79.8	$21.9	$57.0	$50.0	$208.7
Basic and diluted earnings per common share:
Basic:(b)
Income from continuing operations attributable to HealthSouth common shareholders	$0.60	$0.14	$0.17	$0.52	$1.42
Income (loss) from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.19	0.03	0.37	(0.05)	0.54
Net income attributable to HealthSouth common shareholders	$0.79	$0.17	$0.54	$0.47	$1.96
Diluted:(c)
Income from continuing operations attributable to HealthSouth common shareholders	$0.57	$0.14	$0.17	$0.50	$1.42
Income (loss) from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.16	0.03	0.37	(0.04)	0.54
Net income attributable to HealthSouth common shareholders	$0.73	$0.17	$0.54	$0.46	$1.96

	2010
	First	Second	Third	Fourth	Total
	(In Millions, Except Per Share Data)
Net operating revenues	$458.6	$467.3	$460.8	$490.9	$1,877.6
Operating earnings(a)	76.3	71.1	67.1	81.4	295.9
Provision for income tax expense (benefit)(b)	2.4	(1.3)	(0.4)	(741.5)	(740.8)
Income from continuing operations	49.2	54.2	38.7	788.6	930.7
Income from discontinued operations, net of tax	1.3	3.3	3.2	1.3	9.1
Net income	50.5	57.5	41.9	789.9	939.8
Less: Net income attributable to noncontrolling interests	(9.8)	(10.2)	(10.1)	(10.7)	(40.8)
Net income attributable to HealthSouth	$40.7	$47.3	$31.8	$779.2	$899.0
Basic and diluted earnings per common share:
Basic:(c)
Income from continuing operations attributable to HealthSouth common shareholders	$0.36	$0.40	$0.24	$8.31	$9.31
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.01	0.04	0.03	0.02	0.10
Net income attributable to HealthSouth common shareholders	$0.37	$0.44	$0.27	$8.33	$9.41
Diluted:(d)
Income from continuing operations attributable to HealthSouth common shareholders	$0.36	$0.40	$0.24	$7.15	$8.20
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	0.01	0.04	0.03	0.01	0.08
Net income attributable to HealthSouth common shareholders	$0.37	$0.44	$0.27	$7.16	$8.28

Condensed Consolidating Financial Information (Tables)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidating Financial Information [Abstract]
Condensed Consolidating Statement of Operations

	For the Year Ended December 31, 2011
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net operating revenues	$22.1	$1,448.6	$601.4	$(45.2)	$2,026.9
Less: Provision for doubtful accounts	(0.5)	(15.0)	(5.5)	—	(21.0)
Net operating revenues less provision for doubtful accounts	21.6	1,433.6	595.9	(45.2)	2,005.9
Operating expenses:
Salaries and benefits	23.9	686.1	285.5	(13.5)	982.0
Other operating expenses	16.4	200.1	89.2	(21.7)	284.0
General and administrative expenses	110.5	—	—	—	110.5
Supplies	0.7	73.2	28.9	—	102.8
Depreciation and amortization	9.7	52.3	16.8	—	78.8
Occupancy costs	4.6	36.1	17.7	(10.0)	48.4
Loss on disposal of assets	—	3.2	1.1	—	4.3
Government, class action, and related settlements	(12.3)	—	—	—	(12.3)
Professional fees—accounting, tax, and legal	21.0	—	—	—	21.0
Total operating expenses	174.5	1,051.0	439.2	(45.2)	1,619.5
Loss on early extinguishment of debt	38.8	—	—	—	38.8
Interest expense and amortization of debt discounts and fees	109.5	8.4	2.6	(1.1)	119.4
Other income	(0.2)	(0.1)	(3.5)	1.1	(2.7)
Equity in net income of nonconsolidated affiliates	(3.1)	(8.7)	(0.2)	—	(12.0)
Equity in net income of consolidated affiliates	(234.8)	(10.6)	—	245.4	—
Management fees	(93.9)	73.0	20.9	—	—
Income from continuing operations before income tax (benefit) expense	30.8	320.6	136.9	(245.4)	242.9
Provision for income tax (benefit) expense	(159.0)	155.7	40.4	—	37.1
Income from continuing operations	189.8	164.9	96.5	(245.4)	205.8
Income (loss) from discontinued operations, net of tax	18.9	34.3	(4.4)	—	48.8
Net Income	208.7	199.2	92.1	(245.4)	254.6
Less: Net income attributable to noncontrolling interests	—	—	(45.9)	—	(45.9)
Net income attributable to HealthSouth	$208.7	$199.2	$46.2	$(245.4)	$208.7
Comprehensive income	$208.0	$199.2	$92.1	$(245.4)	$253.9
Comprehensive income attributable to HealthSouth	$208.0	$199.2	$46.2	$(245.4)	$208.0

	For the Year Ended December 31, 2010
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net operating revenues	$19.9	$1,344.5	$552.6	$(39.4)	$1,877.6
Less: Provision for doubtful accounts	(0.4)	(12.1)	(3.9)	—	(16.4)
Net operating revenues less provision for doubtful accounts	19.5	1,332.4	548.7	(39.4)	1,861.2
Operating expenses:
Salaries and benefits	19.3	646.7	268.1	(12.4)	921.7
Other operating expenses	17.6	184.0	86.1	(18.2)	269.5
General and administrative expenses	106.2	—	—	—	106.2
Supplies	0.6	70.7	28.1	—	99.4
Depreciation and amortization	9.7	48.4	15.0	—	73.1
Occupancy costs	3.1	33.7	16.8	(8.7)	44.9
Loss on disposal of assets	—	1.4	—	—	1.4
Government, class action, and related settlements	1.1	—	—	—	1.1
Professional fees—accounting, tax, and legal	17.2	—	—	—	17.2
Total operating expenses	174.8	984.9	414.1	(39.3)	1,534.5
Loss on early extinguishment of debt	12.3	—	—	—	12.3
Interest expense and amortization of debt discounts and fees	116.0	8.8	3.0	(2.2)	125.6
Other income	(1.0)	(0.6)	(4.9)	2.2	(4.3)
Loss on interest rate swaps	13.3	—	—	—	13.3
Equity in net income of nonconsolidated affiliates	(2.3)	(7.6)	(0.2)	—	(10.1)
Equity in net income of consolidated affiliates	(195.9)	(13.7)	—	209.6	—
Management fees	(90.4)	70.5	19.9	—	—
(Loss) income from continuing operations before income tax (benefit) expense	(7.3)	290.1	116.8	(209.7)	189.9
Provision for income tax (benefit) expense	(903.7)	132.9	30.0	—	(740.8)
Income from continuing operations	896.4	157.2	86.8	(209.7)	930.7
Income from discontinued operations, net of tax	2.6	5.0	1.4	0.1	9.1
Net Income	899.0	162.2	88.2	(209.6)	939.8
Less: Net income attributable to noncontrolling interests	—	—	(40.8)	—	(40.8)
Net income attributable to HealthSouth	$899.0	$162.2	$47.4	$(209.6)	$899.0
Comprehensive income	$899.5	$162.2	$88.2	$(209.6)	$940.3
Comprehensive income attributable to HealthSouth	$899.5	$162.2	$47.4	$(209.6)	$899.5

	For the Year Ended December 31, 2009
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net operating revenues	$17.3	$1,283.6	$519.1	$(35.1)	$1,784.9
Less: Provision for doubtful accounts	(0.6)	(22.5)	(7.6)	—	(30.7)
Net operating revenues less provision for doubtful accounts	16.7	1,261.1	511.5	(35.1)	1,754.2
Operating expenses:
Salaries and benefits	21.2	621.8	256.7	(12.3)	887.4
Other operating expenses	11.0	173.4	77.7	(15.4)	246.7
General and administrative expenses	104.5	—	—	—	104.5
Supplies	0.6	69.1	27.1	—	96.8
Depreciation and amortization	7.5	45.1	15.0	—	67.6
Occupancy costs	3.1	32.8	16.3	(7.3)	44.9
Loss on disposal of assets	—	3.3	0.1	—	3.4
Government, class action, and related settlements	36.7	—	—	—	36.7
Professional fees—accounting, tax, and legal	8.8	—	—	—	8.8
Total operating expenses	193.4	945.5	392.9	(35.0)	1,496.8
Loss on early extinguishment of debt	12.5	—	—	—	12.5
Interest expense and amortization of debt discounts and fees	114.4	8.3	3.4	(0.4)	125.7
Other expense (income)	0.7	(0.3)	(4.1)	0.4	(3.3)
Loss on interest rate swaps	19.6	—	—	—	19.6
Equity in net income of nonconsolidated affiliates	(1.9)	(2.4)	(0.3)	—	(4.6)
Equity in net income of consolidated affiliates	(169.5)	(10.7)	—	180.2	—
Management fees	(86.0)	67.0	19.0	—	—
(Loss) income from continuing operations before income tax (benefit) expense	(66.5)	253.7	100.6	(180.3)	107.5
Provision for income tax (benefit) expense	(148.1)	118.0	27.2	—	(2.9)
Income from continuing operations	81.6	135.7	73.4	(180.3)	110.4
Income (loss) from discontinued operations, net of tax	13.2	6.0	(0.9)	0.1	18.4
Net Income	94.8	141.7	72.5	(180.2)	128.8
Less: Net income attributable to noncontrolling interests	—	(0.4)	(33.6)	—	(34.0)
Net income attributable to HealthSouth	$94.8	$141.3	$38.9	$(180.2)	$94.8
Comprehensive income	$98.0	$141.7	$72.5	$(180.2)	$132.0
Comprehensive income attributable to HealthSouth	$98.0	$141.3	$38.9	$(180.2)	$98.0

Condensed Consolidating Balance Sheet

	As of December 31, 2011
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Assets
Current assets:
Cash and cash equivalents	$26.0	$1.3	$2.8	$—	$30.1
Restricted cash	0.7	—	34.6	—	35.3
Current portion of restricted marketable securities	—	—	15.0	—	15.0
Accounts receivable, net	2.4	154.4	66.0	—	222.8
Deferred income tax assets	9.2	14.9	2.5	—	26.6
Prepaid expenses and other current assets	33.5	16.0	15.7	(4.0)	61.2
Total current assets	71.8	186.6	136.6	(4.0)	391.0
Property and equipment, net	13.6	499.3	151.5	—	664.4
Goodwill	—	266.1	155.6	—	421.7
Intangible assets, net	12.0	37.4	8.3	—	57.7
Investments in and advances to nonconsolidated affiliates	2.5	23.8	2.7	—	29.0
Deferred income tax assets	533.9	27.3	46.9	—	608.1
Other long-term assets	59.8	7.1	38.6	(6.2)	99.3
Intercompany receivable	1,141.8	606.0	—	(1,747.8)	—
Total assets	$1,835.4	$1,653.6	$540.2	$(1,758.0)	$2,271.2
Liabilities and Shareholders’ Equity (Deficit)
Current liabilities:
Current portion of long-term debt	$10.9	$9.6	$2.4	$(4.0)	$18.9
Accounts payable	5.1	28.7	11.6	—	45.4
Accrued payroll	29.6	39.8	15.6	—	85.0
Accrued interest payable	22.2	0.1	0.2	—	22.5
Refunds due patients and other third-party payors	0.7	4.7	1.9	—	7.3
Other current liabilities	75.3	12.1	46.7	—	134.1
Total current liabilities	143.8	95.0	78.4	(4.0)	313.2
Long-term debt, net of current portion	1,144.6	73.2	24.2	(6.2)	1,235.8
Self-insured risks	32.8	—	70.0	—	102.8
Other long-term liabilities	9.8	10.9	9.7	—	30.4
Intercompany payable	—	—	1,305.3	(1,305.3)	—
	1,331.0	179.1	1,487.6	(1,315.5)	1,682.2
Commitments and contingencies
Convertible perpetual preferred stock	387.4	—	—	—	387.4
Shareholders' equity (deficit)
HealthSouth shareholders' equity (deficit)	117.0	1,474.5	(1,032.0)	(442.5)	117.0
Noncontrolling interests	—	—	84.6	—	84.6
Total shareholders' equity (deficit)	117.0	1,474.5	(947.4)	(442.5)	201.6
Total liabilities and shareholders' equity (deficit)	$1,835.4	$1,653.6	$540.2	$(1,758.0)	$2,271.2

	As of December 31, 2010
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Assets
Current assets:
Cash and cash equivalents	$45.8	$0.1	$2.4	$—	$48.3
Restricted cash	0.5	—	36.0	—	36.5
Current portion of restricted marketable securities	—	—	18.2	—	18.2
Accounts receivable, net	0.9	148.2	57.6	—	206.7
Deferred income tax assets	18.0	9.0	1.1	—	28.1
Prepaid expenses and other current assets	28.8	25.5	18.1	(4.0)	68.4
Total current assets	94.0	182.8	133.4	(4.0)	406.2
Property and equipment, net	14.7	464.2	154.0	—	632.9
Goodwill	—	264.6	155.7	—	420.3
Intangible assets, net	9.0	38.2	11.3	—	58.5
Investments in and advances to nonconsolidated affiliates	3.1	24.4	3.2	—	30.7
Deferred income tax assets	604.2	9.1	66.0	—	679.3
Other long-term assets	67.3	54.9	32.2	(10.2)	144.2
Intercompany receivable	1,142.8	489.8	—	(1,632.6)	—
Total assets	$1,935.1	$1,528.0	$555.8	$(1,646.8)	$2,372.1
Liabilities and Shareholders’ (Deficit) Equity
Current liabilities:
Current portion of long-term debt	$5.1	$11.2	$2.2	$(4.0)	$14.5
Accounts payable	6.8	24.9	12.9	—	44.6
Accrued payroll	25.0	37.9	14.1	—	77.0
Accrued interest payable	21.0	0.3	0.2	—	21.5
Refunds due patients and other third-party payors	42.1	5.5	0.7	—	48.3
Other current liabilities	92.0	15.3	46.1	—	153.4
Total current liabilities	192.0	95.1	76.2	(4.0)	359.3
Long-term debt, net of current portion	1,397.0	83.3	26.7	(10.2)	1,496.8
Self-insured risks	36.7	—	65.8	—	102.5
Other long-term liabilities	7.2	11.2	9.9	—	28.3
Intercompany payable	—	—	1,400.8	(1,400.8)	—
	1,632.9	189.6	1,579.4	(1,415.0)	1,986.9
Commitments and contingencies
Convertible perpetual preferred stock	387.4	—	—	—	387.4
Shareholders' (deficit) equity
HealthSouth shareholders' (deficit) equity	(85.2)	1,338.4	(1,106.6)	(231.8)	(85.2)
Noncontrolling interests	—	—	83.0	—	83.0
Total shareholders' (deficit) equity	(85.2)	1,338.4	(1,023.6)	(231.8)	(2.2)
Total liabilities and shareholders' (deficit) equity	$1,935.1	$1,528.0	$555.8	$(1,646.8)	$2,372.1

Condensed Consolidating Statement of Cash Flows

	For the Year Ended December 31, 2011
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net cash provided by operating activities	$176.7	$283.8	$131.6	$(249.4)	$342.7
Cash flows from investing activities:
Purchases of property and equipment	(5.0)	(83.1)	(12.2)	—	(100.3)
Capitalized software costs	(6.6)	(2.0)	(0.2)	—	(8.8)
Acquisition of business, net of cash acquired	—	(4.9)	—	—	(4.9)
Proceeds from sale of restricted investments	—	—	1.2	—	1.2
Purchase of restricted investments	—	—	(8.4)	—	(8.4)
Net change in restricted cash	(0.2)	—	1.4	—	1.2
Net settlements on interest rate swaps not designated as hedges	(10.9)	—	—	—	(10.9)
Other	—	(0.9)	—	—	(0.9)
Net cash provided by (used in) investing activities of discontinued operations—
Proceeds from sale of LTCHs	107.9	—	—	—	107.9
Other investing activities of discontinued operations	(0.2)	(0.3)	(0.2)	—	(0.7)
Net cash provided by (used in) investing activities	85.0	(91.2)	(18.4)	—	(24.6)
Cash flows from financing activities:
Principal borrowings on term loan	100.0	—	—	—	100.0
Proceeds from bond issuance	120.0	—	—	—	120.0
Principal payments on debt, including pre-payments	(507.4)	(1.5)	—	4.0	(504.9)
Borrowings on revolving credit facility	338.0	—	—	—	338.0
Payments on revolving credit facility	(306.0)	—	—	—	(306.0)
Principal payments under capital lease obligations	(0.8)	(10.2)	(2.2)	—	(13.2)
Dividends paid on convertible perpetual preferred stock	(26.0)	—	—	—	(26.0)
Debt amendment and issuance costs	(4.4)	—	—	—	(4.4)
Distributions paid to noncontrolling interests of consolidated affiliates	—	—	(44.2)	—	(44.2)
Other	4.3	—	—	—	4.3
Change in intercompany advances	0.7	(179.7)	(66.4)	245.4	—
Net cash used in financing activities	(281.6)	(191.4)	(112.8)	249.4	(336.4)
(Decrease) increase in cash and cash equivalents	(19.9)	1.2	0.4	—	(18.3)
Cash and cash equivalents at beginning of year	45.8	0.1	2.4	—	48.3
Cash and cash equivalents of facilities in discontinued operations at beginning of year	0.1	—	—	—	0.1
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	—	—	—	—	—
Cash and cash equivalents at end of year	$26.0	$1.3	$2.8	$—	$30.1

	For the Year Ended December 31, 2011
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net cash provided by operating activities	$176.7	$283.8	$131.6	$(249.4)	$342.7
Cash flows from investing activities:
Purchases of property and equipment	(5.0)	(83.1)	(12.2)	—	(100.3)
Capitalized software costs	(6.6)	(2.0)	(0.2)	—	(8.8)
Acquisition of business, net of cash acquired	—	(4.9)	—	—	(4.9)
Proceeds from sale of restricted investments	—	—	1.2	—	1.2
Purchase of restricted investments	—	—	(8.4)	—	(8.4)
Net change in restricted cash	(0.2)	—	1.4	—	1.2
Net settlements on interest rate swaps not designated as hedges	(10.9)	—	—	—	(10.9)
Other	—	(0.9)	—	—	(0.9)
Net cash provided by (used in) investing activities of discontinued operations—
Proceeds from sale of LTCHs	107.9	—	—	—	107.9
Other investing activities of discontinued operations	(0.2)	(0.3)	(0.2)	—	(0.7)
Net cash provided by (used in) investing activities	85.0	(91.2)	(18.4)	—	(24.6)
Cash flows from financing activities:
Principal borrowings on term loan	100.0	—	—	—	100.0
Proceeds from bond issuance	120.0	—	—	—	120.0
Principal payments on debt, including pre-payments	(507.4)	(1.5)	—	4.0	(504.9)
Borrowings on revolving credit facility	338.0	—	—	—	338.0
Payments on revolving credit facility	(306.0)	—	—	—	(306.0)
Principal payments under capital lease obligations	(0.8)	(10.2)	(2.2)	—	(13.2)
Dividends paid on convertible perpetual preferred stock	(26.0)	—	—	—	(26.0)
Debt amendment and issuance costs	(4.4)	—	—	—	(4.4)
Distributions paid to noncontrolling interests of consolidated affiliates	—	—	(44.2)	—	(44.2)
Other	4.3	—	—	—	4.3
Change in intercompany advances	0.7	(179.7)	(66.4)	245.4	—
Net cash used in financing activities	(281.6)	(191.4)	(112.8)	249.4	(336.4)
(Decrease) increase in cash and cash equivalents	(19.9)	1.2	0.4	—	(18.3)
Cash and cash equivalents at beginning of year	45.8	0.1	2.4	—	48.3
Cash and cash equivalents of facilities in discontinued operations at beginning of year	0.1	—	—	—	0.1
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	—	—	—	—	—
Cash and cash equivalents at end of year	$26.0	$1.3	$2.8	$—	$30.1

	For the Year Ended December 31, 2010
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net cash provided by operating activities	$208.3	$218.0	$125.1	$(220.4)	$331.0
Cash flows from investing activities:
Purchases of property and equipment	(2.9)	(39.0)	(20.9)	—	(62.8)
Capitalized software costs	(6.0)	(0.4)	(0.1)	—	(6.5)
Acquisition of businesses, net of cash acquired	—	(34.1)	—	—	(34.1)
Proceeds from sale of restricted investments	—	—	10.4	—	10.4
Purchase of restricted investments	—	—	(26.0)	—	(26.0)
Net change in restricted cash	1.8	—	29.5	—	31.3
Net settlements on interest rate swaps not designated as hedges	(44.7)	—	—	—	(44.7)
Other	(0.1)	(0.3)	—	—	(0.4)
Net cash provided by (used in) investing activities of discontinued operations	0.4	(0.9)	7.4	—	6.9
Net cash (used in) provided by investing activities	(51.5)	(74.7)	0.3	—	(125.9)
Cash flows from financing activities:
Proceeds from bond issuance	525.0	—	—	—	525.0
Principal payments on debt, including pre-payments	(755.3)	—	—	4.0	(751.3)
Borrowings on revolving credit facility	100.0	—	—	—	100.0
Payments on revolving credit facility	(22.0)	—	—	—	(22.0)
Principal payments under capital lease obligations	(2.4)	(10.5)	(2.0)	—	(14.9)
Dividends paid on convertible perpetual preferred stock	(26.0)	—	—	—	(26.0)
Debt amendment and issuance costs	(19.3)	—	—	—	(19.3)
Distributions paid to noncontrolling interests of consolidated affiliates	—	—	(34.4)	—	(34.4)
Other	0.4	—	4.8	—	5.2
Change in intercompany advances	12.5	(134.5)	(94.4)	216.4	—
Net cash used in financing activities	(187.1)	(145.0)	(126.0)	220.4	(237.7)
Decrease in cash and cash equivalents	(30.3)	(1.7)	(0.6)	—	(32.6)
Cash and cash equivalents at beginning of year	76.1	1.8	2.8	—	80.7
Cash and cash equivalents of facilities in discontinued operations at beginning of year	0.1	—	0.2	—	0.3
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	(0.1)	—	—	—	(0.1)
Cash and cash equivalents at end of year	$45.8	$0.1	$2.4	$—	$48.3

	For the Year Ended December 31, 2009
	HealthSouth Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminating Entries	HealthSouth Consolidated
	(In Millions)
Net cash provided by operating activities	$310.1	$188.8	$82.4	$(175.2)	$406.1
Cash flows from investing activities:
Purchases of property and equipment	(1.0)	(54.8)	(7.5)	—	(63.3)
Capitalized software costs	(7.4)	(0.5)	(0.1)	—	(8.0)
Proceeds from sale of restricted investments	—	—	5.0	—	5.0
Purchase of restricted investments	—	—	(3.8)	—	(3.8)
Net change in restricted cash	—	—	(11.7)	—	(11.7)
Net settlements on interest rate swaps not designated as hedges	(42.2)	—	—	—	(42.2)
Net investment in interest rate swap not designated as a hedge	(6.4)	—	—	—	(6.4)
Other	(1.1)	1.4	(1.5)	—	(1.2)
Net cash used in investing activities of discontinued operations	—	(0.5)	(0.9)	—	(1.4)
Net cash used in investing activities	(58.1)	(54.4)	(20.5)	—	(133.0)
Cash flows from financing activities:
Principal borrowings on notes	—	15.5	—	—	15.5
Proceeds from bond issuance	290.0	—	—	—	290.0
Principal payments on debt, including pre-payments	(413.0)	(0.2)	—	4.0	(409.2)
Borrowings on revolving credit facility	10.0	—	—	—	10.0
Payments on revolving credit facility	(50.0)	—	—	—	(50.0)
Principal payments under capital lease obligations	(0.5)	(9.7)	(3.2)	—	(13.4)
Dividends paid on convertible perpetual preferred stock	(26.0)	—	—	—	(26.0)
Debt amendment and issuance costs	(10.6)	—	—	—	(10.6)
Distributions paid to noncontrolling interests of consolidated affiliates	—	(0.9)	(31.8)	—	(32.7)
Other	(0.1)	—	1.0	—	0.9
Change in intercompany advances	1.6	(138.1)	(34.7)	171.2	—
Net cash (used in) provided by financing activities of discontinued operations	(0.4)	—	1.6	—	1.2
Net cash used in financing activities	(199.0)	(133.4)	(67.1)	175.2	(224.3)
Increase (decrease) in cash and cash equivalents	53.0	1.0	(5.2)	—	48.8
Cash and cash equivalents at beginning of year	22.9	0.8	8.0	—	31.7
Cash and cash equivalents of facilities in discontinued operations at beginning of year	0.3	—	0.2	—	0.5
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	(0.1)	—	(0.2)	—	(0.3)
Cash and cash equivalents at end of year	$76.1	$1.8	$2.8	$—	$80.7

Summary of Significant Accounting Policies - Table 1 (Details)	Dec. 31, 2011
Year 2010 [Member]
Reduction in Market Updates [Line Items]
Reductions in Market Basket Updates	0.25%
Year 2011 [Member]
Reduction in Market Updates [Line Items]
Reductions in Market Basket Updates	0.25%
Years 2012 through 2013 [Member]
Reduction in Market Updates [Line Items]
Reductions in Market Basket Updates	0.10%
Year 2014 [Member]
Reduction in Market Updates [Line Items]
Reductions in Market Basket Updates	0.30%
Years 2015 through 2016 [Member]
Reduction in Market Updates [Line Items]
Reductions in Market Basket Updates	0.20%
Years 2017 through 2019 [Member]
Reduction in Market Updates [Line Items]
Reductions in Market Basket Updates	0.75%

Summary of Significant Accounting Policies - Table 2 (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Concentration of Net Operating Revenues By Payor [Abstract]
Medicare	72.00%	70.50%	67.80%
Medicaid	1.60%	1.80%	2.20%
Workers’ Compensation	1.60%	1.60%	1.70%
Managed Care	19.80%	21.30%	23.00%
Other Third-Party Payors	2.00%	2.30%	2.60%
Patients	1.20%	1.30%	1.30%
Other Income	1.80%	1.20%	1.40%
Total	100.00%	100.00%	100.00%

Summary of Significant Accounting Policies - Table 3 (Details)	Dec. 31, 2011	Dec. 31, 2010
Concentration Of Net Patient Service Accounts Receivable By Payor Class [Abstract]
Medicare	60.70%	58.70%
Medicaid	2.60%	2.20%
Workers' compensation	3.20%	3.10%
Managed care and other discount plans	26.80%	28.90%
Other third-party payors	4.70%	5.00%
Patients	2.00%	2.10%
Total	100.00%	100.00%

Summary of Significant Accounting Policies - Table 4 (Details)	12 Months Ended
Dec. 31, 2011 Y
Buildings [Member]
Useful lives of assets
Minimum Useful Life	15
Maximum Useful Life	30
Leasehold improvements [Member]
Useful lives of assets
Minimum Useful Life	2
Maximum Useful Life	15
Furniture and Fixtures [Member]
Useful lives of assets
Minimum Useful Life	3
Maximum Useful Life	10
Real Estate [Member]
Useful lives of assets
Minimum Useful Life	15
Maximum Useful Life	20
Equipment [Member]
Useful lives of assets
Minimum Useful Life	3
Maximum Useful Life	5

Summary of Significant Accounting Policies - Table 5 (Details)	12 Months Ended
Dec. 31, 2011 Y
Certificates of need [Member]
Estimated Useful Lives and Amortization Basis of Other Intangible Assets
Finite-Lived Intangible Assets, Amortization Method	straight-line
Finite-Lived Intangible Assets, Useful Life, Minimum	13
Finite-Lived Intangible Assets, Useful Life, Maximum	30
Licenses [Member]
Estimated Useful Lives and Amortization Basis of Other Intangible Assets
Finite-Lived Intangible Assets, Amortization Method	straight-line
Finite-Lived Intangible Assets, Useful Life, Minimum	10
Finite-Lived Intangible Assets, Useful Life, Maximum	20
Noncompete Agreements [Member]
Estimated Useful Lives and Amortization Basis of Other Intangible Assets
Finite-Lived Intangible Assets, Amortization Method	straight-line
Finite-Lived Intangible Assets, Useful Life, Minimum	3
Finite-Lived Intangible Assets, Useful Life, Maximum	18
Trade Names [Member]
Estimated Useful Lives and Amortization Basis of Other Intangible Assets
Finite-Lived Intangible Assets, Amortization Method	straight-line
Finite-Lived Intangible Assets, Useful Life, Minimum	10
Finite-Lived Intangible Assets, Useful Life, Maximum	20
Internal Use Software [Member]
Estimated Useful Lives and Amortization Basis of Other Intangible Assets
Finite-Lived Intangible Assets, Amortization Method	straight-line
Finite-Lived Intangible Assets, Useful Life, Minimum	3
Finite-Lived Intangible Assets, Useful Life, Maximum	7
Market access assets [Member]
Estimated Useful Lives and Amortization Basis of Other Intangible Assets
Finite-Lived Intangible Assets, Amortization Method	accelerated
Finite-Lived Intangible Assets, Useful Life	20

Summary of Significant Accounting Policies - Textual (Details) (USD $)	12 Months Ended						12 Months Ended				12 Months Ended
	Dec. 31, 2011 facilities D	Dec. 31, 2010	Dec. 31, 2009	Aug. 02, 2011	Dec. 31, 2008	Jan. 31, 2004 3.25% Convertible Debentures Stated Rate [Member]	Dec. 31, 2011 Market access assets [Member] Y	Dec. 31, 2010 Market access assets [Member]	Dec. 31, 2011 Software [Member]	Dec. 31, 2010 Software [Member]	Dec. 31, 2011 Litigation, Former CEO [Member]	Dec. 31, 2009 Litigation, Former CEO [Member]	Jan. 11, 2007 Securities Litigation Settlement [Member]
Finite-Lived Intangible Assets [Line Items]
Percentage of Net Operating Revenues, Medicare	72.00%	70.50%	67.80%
Summary of Significant Accounting Policies (Textual) [Abstract]
Number of inpatient rehabilitation hospitals	99
Number of Joint Venture Hospitals Accounted for Using the Equity Method	3
Number of hospitals, sole ownership	70
Percentage of ownership in jointly owned hospitals, minimum	50.00%
Percentage of ownership in jointly owned hospitals, maximum	97.50%
Number of hospitals, jointly owned	29
Number of states in which inpatient rehabilitation hospitals are located	27
Number of outpatient rehabilitation satellite clinics operated by our hospitals, including one joint venture satellite	26
Number of Joint Venture Outpatient Rehabilitation Satellite Clinics	1
Number of Hospital-based Home Health Agencies	25
Number of inpatient rehabilitation units under management contracts	3
Number of Long-Term Acute Care Hospitals Sold	5
Number of freestanding LTCHs, operated	6
Number of Long Term Acute Care Hospitals Reclassified	6
Finite-Lived Intangible Assets, Net	$ 57,700,000	$ 58,500,000					$ 7,900,000	$ 9,200,000	$ 13,700,000	$ 9,700,000
Understatement of Net Income			4,500,000
Overstatement of Investment in a Joint Venture Hospital in Prior Period					9,600,000
Adjustment to Other Current Liabilities			4,700,000
Adjustment to Income Tax Expense, Prior Year Corrections	7,000,000
Compliance Threshold Percentage Under The Medicare, Medicaid, and SCHIP Extension Act of 2007	60.00%
Medicare Productivity Adjustment	1.00%
Market Basket Update	2.90%
Adjustment to Market Basket Update	0.10%
Adjusted Market Basket Update	2.80%
Sequestration Rate				2.00%
Medicare Physician Reimbursement Adjustment	27.00%
Annual Payment Update Factor, Reduction	2.00%
Initial Suspension Period Medicare Payments	180
Medicare Denials, Percentage Collected After Appeal	58.00%
Market Access Assets, Useful Life							20
Senior Notes, Stated Interest Rate						3.25%
Prior Period Overpayments Included in Refunds Due Patients and Other Third-Party Payors Liability		42,100,000
Current Balances Associated With Divested Divisions Included in Refunds Due Patients and Other Third-Party Payors		33,900,000
Minimum amount of loss contingency accrual to consider the associated estimated legal fees as accrued	5,000,000
Advertising expenses, included in Other operating expenses	4,600,000	4.6	4.6
Litigation Settlement, Expense											5,200,000
Net Recoveries, Percentage Owed to Derivative Litigation Attorneys													35.00%
Gain (Loss) Related to Litigation Settlement											$ 12,300,000	$ 6,500,000

Business Combinations - Table 1 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010 M Y
Schedule of Aggregate Purchase Price Allocation of Acquisitions
Property and equipment, net	$ 17.6
Identifiable intangible assets:
Goodwill	12.6
Total assets acquired	43.2
Total current liabilities assumed	(0.7)
Total allocation of purchase price consideration	42.5
Noncompete Agreements [Member]
Identifiable intangible assets:
Identifiable intangible assets (Noncompete agreements, Tradenames and Licenses)	11.4
Useful Lives of Acquired Finite-Lived Intangible Assets [Abstract]
Acquired Finite-Lived Intangible Assets Useful Life Minimum	16
Acquired Finite-Lived Intangible Assets Useful Life Maximum	6
Trade Names [Member]
Identifiable intangible assets:
Identifiable intangible assets (Noncompete agreements, Tradenames and Licenses)	1.2
Useful Lives of Acquired Finite-Lived Intangible Assets [Abstract]
Acquired Finite-lived Intangible Asset, Weighted Average Useful Life	10
Licenses [Member]
Identifiable intangible assets:
Identifiable intangible assets (Noncompete agreements, Tradenames and Licenses)	$ 0.4
Useful Lives of Acquired Finite-Lived Intangible Assets [Abstract]
Acquired Finite-lived Intangible Asset, Weighted Average Useful Life	20

Business Combinations - Table 2 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Summary of Actual and Pro Forma Results of Operations for Acquisitions
Acquired entities only: Actual from acquisition date to December 31, 2010, Net Operating Revenues	$ 10.1
Acquired entities only: Actual from acquisition date to December 31, 2010, Net Income Attributable to HealthSouth	0.4
Combined entity: Supplemental pro forma (unaudited), Net Operating Revenues	1,896.1	1,817.1
Combined entity: Supplemental pro forma (unaudited), Net Income Attributable to HealthSouth	$ 902.7	$ 100.2

Business Combinations - Textual (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Nov. 30, 2011 Drake Center [Member]	Jun. 01, 2010 Desert Canyon [Member]	Sep. 20, 2010 Sugar Land [Member]	Sep. 30, 2010 Ft Smith [Member]
Business Acquisition (Textual) [Abstract]
Purchase Price of Acquisition	$ 43.2
Increase in Goodwill from Acquisition	12.6	1.4
Percentage of Assets and Operations Acquired			100.00%	100.00%	100.00%
Number of Hospital Beds Acquired		40	50	50	30
Amount of Acquisition Funded With Cash					$ 1.2

Cash and Marketable Securities - Tables 1 & 2 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Components of Investments
Cash and cash equivalents	$ 30.1	$ 48.3	$ 80.7	$ 31.7
Restricted Cash	35.3	36.5
Restricted Marketable Securities	45.2	37.5
Total	110.6	122.3
Cash [Member]
Components of Investments
Cash and cash equivalents	30.1	48.3
Restricted Cash	35.3	36.5
Restricted Marketable Securities	0	0
Total	65.4	84.8
Equity Securities [Member]
Components of Investments
Cash and cash equivalents	0	0
Restricted Cash	0	0
Restricted Marketable Securities	45.2	37.5
Total	$ 45.2	$ 37.5

Cash and Marketable Securities - Table 3 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Restricted Cash
Restricted Cash	$ 35.3	$ 36.5
Affiliate cash [Member]
Restricted Cash
Restricted Cash	11.1	15.6
Self-insured captive funds [Member]
Restricted Cash
Restricted Cash	23.5	20.4
Paid-loss deposit funds [Member]
Restricted Cash
Restricted Cash	$ 0.7	$ 0.5

Cash and Marketable Securities - Tables 4 & 5 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Summary of Restricted Marketable Securities
Restricted marketable securities, cost	$ 45.2	$ 36.9
Restricted marketable securities, gross unrealized gains	0.7	0.7
Restricted marketable securities, gross unrealized losses	(0.7)	(0.1)
Restricted marketable securities, fair value	$ 45.2	$ 37.5

Cash and Marketable Securities - Table 6 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investment information related to restricted marketable securities
Proceeds from sales of restricted available-for-sale securities	$ 0	$ 5.2	$ 5
Gross realized gains	0	0.4	0.9
Gross realized losses	$ 0	$ 0.1	$ 1.3

Cash and Marketable Securities - Textual (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2011	Dec. 31, 2010
Cash and Marketable Securities (Textual) [Abstract]
Restricted marketable securities included in other long-term assets		$ 30.2	$ 19.3
Impairment charges related to restricted marketable securities	$ 0.8

Accounts Receivable - Table 1 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Schedule of Accounts Receivable
Patient accounts receivable	$ 232.5	$ 219.7
Less: Allowance for doubtful accounts	(21.4)	(22.7)	(30.1)	(27.6)
Patient accounts receivable, net	211.1	197
Other accounts receivable	11.7	9.7
Accounts receivable, Net	$ 222.8	$ 206.7

Accounts Receivable - Table 2 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule of Activity Related to our Allowance for Doubtful Accounts
Balance at Beginning of Period	$ 22.7	$ 30.1	$ 27.6
Additions and Charges to Expense	21	16.4	30.7
Deductions and Accounts Written off	(22.3)	(23.8)	(28.2)
Balance at End of Period	$ 21.4	$ 22.7	$ 30.1

Accounts Receivable - Textual (Details)	Dec. 31, 2011	Dec. 31, 2010
Accounts Receivable (Textual) (Abstract)
Allowance for Doubtful Accounts as a Percentage of Total Patient Accounts Receivable	9.20%	10.30%

Property and Equipment - Table 1 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Components of Property and Equipment
Land	$ 66.9	$ 63.4
Buildings	901.4	885.6
Leasehold Improvements	59.6	43.1
Furniture, Fixtures, and Equipment	313	300.2
Property and Equipment, Gross	1,340.9	1,292.3
Less: Accumulated depreciation and amortization	(686.9)	(674.3)
Property and Equipment, Net Excluding CIP	654	618
Construction in progress	10.4	14.9
Property and Equipment, net	$ 664.4	$ 632.9

Property and Equipment - Table 2 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fully Depreciated Assets and Assets Under Capital Lease Obligations
Fully depreciated assets	$ 221.9	$ 200.8
Assets under capital lease obligations:
Capital Leased Assets, Gross	161.7	197.4
Accumumlated Amortization	(100.3)	(124.9)
Assets Under Capital Lease Obligations, Net	61.4	72.5
Building [Member]
Assets under capital lease obligations:
Capital Leased Assets, Gross	161.5	197.2
Equipment [Member]
Assets under capital lease obligations:
Capital Leased Assets, Gross	$ 0.2	$ 0.2

Property and Equipment - Table 3 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary of Depreciation Expense, Amortization Expense Relating to Assets Under Capital Lease Obligations, Interest Capitalized, and Rent Expense Under Operating Leases
Depreciation expense	$ 52.5	$ 48.1	$ 43.4
Amortization expense	11.1	12.1	12.3
Interest capitalized	0.5	0.4	0
Rent expense:
Minimum rent payments	38.5	39.9	33.2
Contingent and other rents	24.2	18.8	24.8
Other	4.2	4.7	4.2
Total rent expense	$ 66.9	$ 63.4	$ 62.2

Property and Equipment - Table 4 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Schedule of Accrued Straight-line Rent
Straight-line rental accrual	$ 7.8	$ 8

Property and Equipment - Table 5 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Schedule of Future Minimum Lease Payments
Operating Leases, 2012	$ 41.1
Operating Leases, 2013	38.4
Operating Leases, 2014	32.5
Operating Leases, 2015	28.1
Operating Leases, 2016	22.6
Operating Leases, 2017 and thereafter	106.7
Operating Leases, Total	269.4
Capital Lease Obligations, 2012	16.2
Capital Lease Obligations, 2013	15
Capital Lease Obligations, 2014	10.5
Capital Lease Obligations, 2015	8.9
Capital Lease Obligations, 2016	8.6
Capital Lease Obligations, 2017 and thereafter	59.7
Capital Lease Obligations, Total	118.9
Less: Interest portion	(43)
Obligations under capital leases	75.9
Operating & Capital Lease Obligations, 2012	57.3
Operating & Capital Lease Obligations, 2013	53.4
Operating & Capital Lease Obligations, 2014	43
Operating & Capital Lease Obligations, 2015	37
Operating & Capital Lease Obligations, 2016	31.2
Operating & Capital Lease Obligations, 2017 and thereafter	166.4
Operating & Capital Lease Obligations, Total	$ 388.3

Property and Equipment - Textual (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2008	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Property and Equipment (Textual) [Abstract]
Corporate Campus Sale Proceeds	$ 43.5
Percentage of Net Profit Company is Entitled to Under Sale Agreement	40.00%
Operating Lease Term, Minimum		3
Operating Lease Term, Maximum		15
Rental Income from Subleases		4.7	4.4	4.9
Total Expected Future Minimum Sublease Rental Income		14.9
Number of sale/leaseback transactions		2
Sale/Leaseback Transactions, Future Minimum Payments, 2012		2.7
Sale/Leaseback Transactions, Future Minimum Payments, 2013		2.7
Sale/Leaseback Transactions, Future Minimum Payments, 2014		2.7
Sale/Leaseback Transactions, Future Minimum Payments, 2015		2.7
Sale/Leaseback Transactions, Future Minimum Payments, 2016		2.7
Sale/Leaseback Transactions, Future Minimum Payments, 2017 & Thereafter		$ 19.4

Goodwill and Other Intangible Assets - Table 1 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule of Changes in the Carrying Amount of Goodwill
Goodwill, Beginning Balance	$ 420.3	$ 407.7	$ 406
Goodwill, Acquisitions	1.4	12.6	0
Allocation to discontinued operations related to expected sale of hospital			(0.9)
Goodwill, Acquisition of Interest in Joint Venture Entity			2.6
Goodwill, Ending Balance	$ 421.7	$ 420.3	$ 407.7

Goodwill and Other Intangible Assets - Table 2 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Schedule of Intangible Assets by Major Class
Gross Carrying Amount	$ 183.2	$ 168.1
Accumulated Amortization	(125.5)	(109.6)
Net	57.7	58.5
Certificates of need [Member]
Schedule of Intangible Assets by Major Class
Gross Carrying Amount	7	6.2
Accumulated Amortization	(2.3)	(2.1)
Net	4.7	4.1
Licenses [Member]
Schedule of Intangible Assets by Major Class
Gross Carrying Amount	50.2	50.2
Accumulated Amortization	(41.7)	(39.4)
Net	8.5	10.8
Noncompete Agreements [Member]
Schedule of Intangible Assets by Major Class
Gross Carrying Amount	33	30.1
Accumulated Amortization	(17.1)	(12.4)
Net	15.9	17.7
Trade Names [Member]
Schedule of Intangible Assets by Major Class
Gross Carrying Amount	15	14.3
Accumulated Amortization	(8)	(7.3)
Net	7	7
Software [Member]
Schedule of Intangible Assets by Major Class
Gross Carrying Amount	64.8	54.1
Accumulated Amortization	(51.1)	(44.4)
Net	13.7	9.7
Market access assets [Member]
Schedule of Intangible Assets by Major Class
Gross Carrying Amount	13.2	13.2
Accumulated Amortization	(5.3)	(4)
Net	$ 7.9	$ 9.2

Goodwill and Other Intangible Assets - Table 3 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule of Amortization Expense, Intangible Assets
Amortization expense	$ 15.2	$ 12.9	$ 11.9

Goodwill and Other Intangible Assets - Table 4 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Schedule of Future Estimated Amortization Expense, Other Intangible Assets
Year Ending December 31, 2012	$ 12.1
Year Ending December 31, 2013	9.4
Year Ending December 31, 2014	7.2
Year Ending December 31, 2015	6.1
Year Ending December 31, 2016	$ 4.9

Investments in and Advances to Nonconsolidated Affiliates -Table 1 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Equity method investments:
Capital contributions	$ 7.2	$ 7.2
Cumulative share of income	100	88
Cumulative share of distributions	(80.1)	(67.1)
Equity Method Investments	27.1	28.1
Cost method investments:
Capital contributions, net of distributions and impairments	1.9	2.6
Total Investments in and advances to nonconsolidated affiliates	$ 29	$ 30.7

Investments in and Advances to Nonconsolidated Affiliates - Tables 2 & 3 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets-
Current	$ 17.4	$ 18
Noncurrent	73.4	73.7
Total assets	90.8	91.7
Liabilities and equity-
Current liabilities	8.9	7.5
Noncurrent liabilities	7	7.2
Partners' capital and shareholders' equity-
HealthSouth	27.1	28.1
Outside partners	47.8	48.9
Total liabilities and equity	90.8	91.7
Combined Statements of Operations of Equity Method Affiliates
Net operating revenues	87	79.8	73.1
Operating expenses	(53.1)	(51.6)	(47.2)
Income from continuing operations, net of tax	26.5	23	20.5
Net income	$ 26.5	$ 23	$ 20.5

Investments in and Advances to Nonconsolidated Affiliates - Textual (Details)	Dec. 31, 2011 facilities
Investments in and Advances to Nonconsolidated Affiliates (Textual) [Abstract]
Number of Partially-Owned Subsidiaries	14
Number of General or Limited Partnerships, Limited Liability Companies, or Joint Ventures	10
Minimum [Member]
Investments in and Advances to Nonconsolidated Affiliates (Textual) [Abstract]
Nonconsolidated Affiliates, Ownership Percentage	1.00%
Maximum [Member]
Investments in and Advances to Nonconsolidated Affiliates (Textual) [Abstract]
Nonconsolidated Affiliates, Ownership Percentage	51.00%

Long-term Debt - Table 1 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Sep. 01, 2011	Dec. 31, 2010
Schedule of Outstanding Long-term Debt
Advances Under $500 Million Revolving Credit Facility	$ 110		$ 78
Capital Lease Obligations	75.9		89.1
Total Long-term Debt	1,254.7		1,511.3
Less: Current portion	(18.9)		(14.5)
Long-term debt, net of current portion	1,235.8		1,496.8
10.75% Senior Notes Due 2016 [Member]
Schedule of Outstanding Long-term Debt
Senior Notes	0	165.6	495.5
7.25% Senior Notes Due 2018 [Member]
Schedule of Outstanding Long-term Debt
Senior Notes	336.7		275
8.125% Senior Notes Due 2020 [Member]
Schedule of Outstanding Long-term Debt
Senior Notes	285.8		285.5
7.75% Senior Notes Due 2022 [Member]
Schedule of Outstanding Long-term Debt
Senior Notes	$ 312		$ 250

Long-term Debt - Table 2 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Long-term Debt by Maturity
Total Long-term Debt	$ 1,254.7	$ 1,511.3
Face Amount [Member]
Long-term Debt by Maturity
2012	18.9
2013	18.1
2014	16.8
2015	16.9
2016	184.3
Thereafter	1,000.2
Total Long-term Debt	1,255.2
Net Amount [Member]
Long-term Debt by Maturity
2012	18.9
2013	18.1
2014	16.8
2015	16.9
2016	184.3
Thereafter	999.7
Total Long-term Debt	$ 1,254.7

Long-term Debt - Tables 3, 4, & 5 (Details)	Dec. 31, 2011
7.25% Senior Notes Due 2018 [Member] | Senior Notes, Redemption Price, Period One [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	103.63%
7.25% Senior Notes Due 2018 [Member] | Senior Notes, Redemption Price, Period Two [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	101.81%
7.25% Senior Notes Due 2018 [Member] | Senior Notes, Redemption Price, Period Three [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	100.00%
7.75% Senior Notes Due 2022 [Member] | Senior Notes, Redemption Price, Period One [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	103.88%
7.75% Senior Notes Due 2022 [Member] | Senior Notes, Redemption Price, Period Two [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	102.58%
7.75% Senior Notes Due 2022 [Member] | Senior Notes, Redemption Price, Period Three [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	101.29%
7.75% Senior Notes Due 2022 [Member] | Senior Notes, Redemption Price, Period Four [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	100.00%
8.125% Senior Notes Due 2020 [Member] | Senior Notes, Redemption Price, Period One [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	104.06%
8.125% Senior Notes Due 2020 [Member] | Senior Notes, Redemption Price, Period Two [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	102.71%
8.125% Senior Notes Due 2020 [Member] | Senior Notes, Redemption Price, Period Three [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	101.35%
8.125% Senior Notes Due 2020 [Member] | Senior Notes, Redemption Price, Period Four [Member]
Redemption Price, Senior Notes, Percentage of Principal [Abstract]
Senior Notes, Redemption Price, Percentage of Principal	100.00%

Long-term Debt - Textual (Details) (USD $)	3 Months Ended	12 Months Ended							12 Months Ended			12 Months Ended			12 Months Ended		3 Months Ended				3 Months Ended				2 Months Ended			3 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2011 facilities	Dec. 31, 2010	Dec. 31, 2009	Mar. 07, 2011	Oct. 26, 2010	Oct. 07, 2010	Jun. 14, 2006	Dec. 31, 2011 2011 Credit Agreement [Member]	Aug. 05, 2011 2011 Credit Agreement [Member]	May 10, 2011 2011 Credit Agreement [Member]	Dec. 31, 2011 2010 Credit Agreement [Member]	Dec. 31, 2010 2010 Credit Agreement [Member]	Oct. 26, 2010 2010 Credit Agreement [Member]	Dec. 31, 2011 2006 Credit Agreement [Member]	Dec. 31, 2010 2006 Credit Agreement [Member]	Dec. 31, 2010 7.25% Senior Notes Due 2018 [Member]	Dec. 31, 2011 7.25% Senior Notes Due 2018 [Member]	Mar. 07, 2011 7.25% Senior Notes Due 2018 [Member]	Oct. 07, 2010 7.25% Senior Notes Due 2018 [Member]	Dec. 31, 2010 7.75% Senior Notes Due 2022 [Member]	Dec. 31, 2011 7.75% Senior Notes Due 2022 [Member]	Mar. 07, 2011 7.75% Senior Notes Due 2022 [Member]	Oct. 07, 2010 7.75% Senior Notes Due 2022 [Member]	Dec. 01, 2009 8.125% Senior Notes Due 2020 [Member]	Dec. 31, 2011 8.125% Senior Notes Due 2020 [Member]	Dec. 31, 2010 8.125% Senior Notes Due 2020 [Member]	Sep. 30, 2011 10.75% Senior Notes Due 2016 [Member]	Jun. 30, 2011 10.75% Senior Notes Due 2016 [Member]	Dec. 31, 2011 10.75% Senior Notes Due 2016 [Member]	Sep. 01, 2011 10.75% Senior Notes Due 2016 [Member]	Jun. 15, 2011 10.75% Senior Notes Due 2016 [Member]	Dec. 31, 2010 10.75% Senior Notes Due 2016 [Member]	Jun. 14, 2006 10.75% Senior Notes Due 2016 [Member]	Dec. 14, 2009 Floating Rate Senior Notes Due 2014 [Member]	Nov. 30, 2009 Floating Rate Senior Notes Due 2014 [Member]	Nov. 16, 2009 Floating Rate Senior Notes Due 2014 [Member]	Jun. 14, 2006 Floating Rate Senior Notes Due 2014 [Member]	Dec. 31, 2011 8.1% Notes Payable [Member]	Dec. 31, 2011 11.2% Notes Payable [Member]	Dec. 31, 2011 7.8% Notes Payable [Member]	Dec. 31, 2011 6.8% notes payable member [Member]	Dec. 31, 2011 Capital Lease Obligations [Member] Minimum [Member]	Dec. 31, 2011 Capital Lease Obligations [Member] Maximum [Member]
Long Term Debt (Textual) [ Abstract]
Senior Notes, Face Amount					$ 120,000,000		$ 525,000,000	$ 1,000,000,000											$ 60,000,000	$ 275,000,000			$ 60,000,000	$ 250,000,000	$ 290,000,000									$ 625,000,000				$ 375,000,000
Term Loan Payable											100,000,000
Senior Notes, Proceeds Received From Issuance					122,000,000
Senior Notes Issuance, Proceeds Used For Debt Reduction									45,000,000																				77,000,000
Term Loan Issuance, Proceeds Used For Debt Reduction																													100,000,000	100,000,000
Loss on Early Extinguishment of Debt	11,900,000	(38,800,000)	(12,300,000)	(12,500,000)
Revolving Credit Facility, Maximum Borrowing Capacity											500,000,000			500,000,000
Letter of Credit, Subfacility, Maximum Borrowing Capacity											260,000,000			260,000,000
Available Cash, Amounts Used For Debt Reduction															128,600,000													125,000,000	203,000,000
Revolver, Amounts Drawn For Debt Reduction																100,000,000												50,000,000	150,000,000
Term Loan, Quarterly Amortization, Through June 13, 2013									1,250,000
Term Loan, Quarterly Amortization, Through June 30, 2014									1,875,000
Term Loan, Quarterly Amortization, Through March 31, 2016									2,500,000
Term Loan, Interest Rate Terms									(1) LIBOR or (2) the higher of (a) Barclays’ Bank PLC's ("Barclays") prime rate and (b) the federal funds rate			(1) LIBOR or (2) the higher of (a) Barclays' prime rate and (b) the federal funds rate
Term Loan, Basis Spread on Variable Rate									0.50%	2.25%	2.50%	0.50%	3.50%
Revolver, Commitment Fee Percentage									0.50%			0.50%
Term Loan, Variable Rate Basis									LIBOR plus 2.5%
Credit Agreement, Maximum Contractual Future Increase											200,000,000	300,000,000
Revolver, Amount Outstanding	78,000,000	110,000,000	78,000,000
Revolver, Interest Rate at Period End	3.80%	2.60%	3.80%
Letters of Credit, Amount Outstanding	45,600,000	44,600,000	45,600,000			48,700,000
Senior Notes, Issue Price																			1.0325				1.035		0.98327									0.98505
Senior Notes, Repurchase Price, Change in Control																				101.00%					101.00%
Debt Instrument, Maturity Date																	Oct 1, 2018				Sep 15, 2022
Senior Notes, Stated Interest Rate																				7.25%				7.75%	8.13%									10.75%
Debt Instruments, Effective Interest Rate																				7.50%				7.90%	8.70%									11.40%					8.10%	11.20%	7.80%	6.80%	6.60%	9.00%
Senior Notes, Frequency of Periodic Payment																	semiannually in arrears on April 1 and October 1 of each year.				semiannually in arrears on March 15 and September 15 of each year.				semiannually in arrears on February 15 and August 15 of each year.
Senior Notes, Repurchase Amount, Any Twelve-Month Period																				10.00%				10.00%
Senior Notes, Repurchase Price, Any Twelve-Month Period																				103.00%				103.00%
Senior Notes, Amount Outstanding																	275,000,000	336,700,000			250,000,000	312,000,000				285,800,000	285,500,000			0	165,600,000		495,500,000		17,000,000		329,600,000
Senior Notes, Aggregate Principal Amount, Tender Offers and Consents Received																																				313,000,000
Senior Notes, Debt Reduction, Total Consideration Paid																															175,000,000	353,000,000			18,000,000	333,000,000
Senior Notes, Call Price																															1.05375	1.05375			1.03
Senior Notes, Principal Extinguished																																335,000,000
Sale of LTCHs, Proceeds Used for Debt Reduction																												$ 108,000,000
Number of Long-Term Acute Care Hospitals Sold		5

Derivative Instruments - Textual (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments (Textual) [Abstract]
Interest Rate Swaps, Net Investment	$ 0	$ 0	$ 6.4
Interest Rate Swaps, Net Cash Settlements	10.9	44.7	42.2
Interest Rate Swaps, Termination Fee	0	(6.9)	0
March 2006 Interest Rate Swap [Member]
Derivative Instruments (Textual) [Abstract]
Interest Rate Swap, Fixed Interest Rate		5.20%
Interest Rate Swaps, Notional Amount		984
Interest Rate Swaps, Variable Rate Basis		3-month LIBOR
Interest Rate Swaps, Variable Rate in Effect		0.30%
Interest Rate Swaps, Termination Date		Mar 10, 2011
Interest Rate Swaps, Liabilities, Fair Value		(12.1)
June 2009 Interest Rate Swap [Member]
Derivative Instruments (Textual) [Abstract]
Interest Rate Swap, Fixed Interest Rate		5.20%
Interest Rate Swaps, Notional Amount		100
Interest Rate Swaps, Variable Rate Basis		3-month LIBOR
Interest Rate Swaps, Termination Date		Mar 10, 2011
Interest Rate Swaps, Net Investment			6.4
Interest Rate Swaps, Assets, Fair Value		1.2
Forward-Starting Interest Rate Swaps [Member]
Derivative Instruments (Textual) [Abstract]
Interest Rate Swaps, Notional Amount		100
Interest Rate Swaps, Variable Rate Basis		3-month LIBOR
Interest Rate Swaps, Net Cash Settlements		2.3
Number of Forward-Starting Interest Rate Swaps Terminated		2
Interest Rate Swaps, Loss Reclassified to Net Income		4.6
Interest Rate Swaps, Termination Fee		$ 6.9
December 2008 Forward-Starting Swap [Member]
Derivative Instruments (Textual) [Abstract]
Interest Rate Swap, Fixed Interest Rate		2.60%
Interest Rate Swaps, Termination Date		Dec 12, 2012
March 2009 Forward-Starting Swap [Member]
Derivative Instruments (Textual) [Abstract]
Interest Rate Swap, Fixed Interest Rate		2.90%
Interest Rate Swaps, Termination Date		Sep 12, 2012

Self-Insured Risks - Textual (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Self Insured Risks (Textual) [Abstract]
Maximum Self-Insured Risk	$ 24
Reserves for Professional Liability, General Liability, and Workers' Compensation Risks	153.3	152.9
Reserves for Professional Liability, General Liability, and Workers' Compensation Risks, Current	50.5	50.4
Retained Professional and General Liability Risks, Total Costs	19.9	27.4	12.9
Retained Workers' Compensation Risks, Total Costs	9	7.5	13.1
Retained Workers' Compensation Risks, Salaries & Benefits	8.8	7.3	12.8
Professional and General Liability, Excess Loss Contracts, Total Costs	2.3	2.4	2.9
Workers' Compensation Risks, Excess Loss Contracts, Total Costs	2.7	3.3	3.2
Workers' Compensation Risks, Excess Loss Contracts, Salaries and Benefits	2.6	3.2	3.1
Estimated Ultimate Losses, Reductions Related to Prior Loss Periods	4.4	1.7	7.4
Number of Individual Claims Covered by Self-Insured Risk Reserves	800	800
Payments, Liability Claims, Net of Reinsurance Recoveries	27	30.7	26.8
Reinsurance Recoveries	1.4	1	1.2
Amounts Receivable Under Excess Loss Contracts	35.3	34.1
Amounts Receivable Under Excess Loss Contracts, Current	$ 16.3	$ 14.4

Convertible Perpetual Preferred Stock - Textual (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Mar. 07, 2006
Convertible Perpetual Preferred Stock, Shares Issued	400,000	400,000		400,000
Convertible Perpetual Preferred Stock, Dividend Rate	6.50%
Convertible Perpetual Preferred Stock, Liquidation Preference	$ 1,000	$ 1,000
Convertible Perpetual Preferred Stock, Conversion Price	$ 30.5
Convertible Perpetual Preferred Stock, Shares Issued Upon Conversion	32.7869
Convertible Perpetual Preferred Stock, Terms of Conversion	We may at any time cause the shares of preferred stock to be automatically converted into shares of our common stock at the conversion rate then in effect if the closing sale price of our common stock for 20 trading days within a period of 30 consecutive trading days ending on the trading day before the date we give the notice of forced conversion exceeds 150% of the conversion price of the preferred stock. If we are subject to a fundamental change, as defined in the certificate of designation of the preferred stock, each holder of shares of preferred stock has the right, subject to certain limitations, to require us to purchase with cash any or all of its shares of preferred stock at a purchase price equal to 100% of the accreted liquidation preference, plus any accrued and unpaid dividends to the date of purchase. In addition, if holders of the preferred stock elect to convert shares of preferred stock in connection with certain fundamental changes, we will in certain circumstances increase the conversion rate for such shares of preferred stock.
Convertible Perpetual Preferred Stock, Dividends Declared	$ 26	$ 26	$ 26
Convertible Perpetual Preferred Stock, Accrued Dividends	$ 6.5	$ 6.5

Shareholder's Equity (Deficit) - Textual (Details) In Millions, unless otherwise specified	Sep. 30, 2009
Shareholders Deficit (Textual) [Abstract]
Common Stock Shares Issued Under Consolidated Securities Action Settlement	5
Common Stock Warrants Issued Under Consolidated Securities Action Settlement	8.2

Guarantees - Textual (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011 M
Guarantees [Abstract]
Total Number of Guarantees	23
Guarantees, Minimum Term	1
Guarantees, Maximum Term	90
Maximum amount paid for guarantees	$ 23.9

Accumulated Other Comprehensive (Loss) Income - Textual (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss) Textual [Abstract]
Unrealized Gain (Loss) on Available-for-Sale Securities	$ (0.2)	$ 0.5

Fair Value Measurements - Table 1 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Restricted Marketable Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Available-for-sale Securities, Fair Value	$ 15	$ 18.2
Fair Value, Investments, Valuation Techniques	M	M
Restricted Marketable Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Available-for-sale Securities, Fair Value	0	0
Restricted Marketable Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Available-for-sale Securities, Fair Value	15	18.2
Restricted Marketable Securities [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Available-for-sale Securities, Fair Value	0	0
Restricted Marketable Securities [Member] | Other Long Term Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Available-for-sale Securities, Fair Value	30.2	19.3
Fair Value, Investments, Valuation Techniques	M	M
Restricted Marketable Securities [Member] | Other Long Term Assets [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Available-for-sale Securities, Fair Value	0	0
Restricted Marketable Securities [Member] | Other Long Term Assets [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Available-for-sale Securities, Fair Value	30.2	19.3
Restricted Marketable Securities [Member] | Other Long Term Assets [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Available-for-sale Securities, Fair Value	0	0
June 2009 Interest Rate Swap [Member] | Prepaid Expenses and Other Current Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Interest Rate Swaps, Assets, Fair Value		1.2
Fair Value, Derivative Financial Instruments, Assets, Valuation Techniques		I
June 2009 Interest Rate Swap [Member] | Prepaid Expenses and Other Current Assets [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Interest Rate Swaps, Assets, Fair Value		0
June 2009 Interest Rate Swap [Member] | Prepaid Expenses and Other Current Assets [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Interest Rate Swaps, Assets, Fair Value		0
March 2006 Interest Rate Swap [Member] | Other Current Liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Interest Rate Swaps, Liabilities, Fair Value		(12.1)
Fair Value, Derivative Financial Instruments, Liabilities, Valuation Techniques		I
March 2006 Interest Rate Swap [Member] | Other Current Liabilities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Interest Rate Swaps, Liabilities, Fair Value		0
March 2006 Interest Rate Swap [Member] | Other Current Liabilities [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Interest Rate Swaps, Liabilities, Fair Value		0
June 2009 Interest Rate Swap [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Interest Rate Swaps, Assets, Fair Value		1.2
June 2009 Interest Rate Swap [Member] | June 2009 Interest Rate Swap [Member] | Prepaid Expenses and Other Current Assets [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Interest Rate Swaps, Assets, Fair Value		1.2
March 2006 Interest Rate Swap [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Interest Rate Swaps, Liabilities, Fair Value		(12.1)
March 2006 Interest Rate Swap [Member] | March 2006 Interest Rate Swap [Member] | Other Current Liabilities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Interest Rate Swaps, Liabilities, Fair Value		$ (12.1)

Fair Value Measurements - Table 2 (Details) (Fair Value, Measurements, Nonrecurring [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2009
Fair Value, Assets Measured on a Nonrecurring Basis
Investments in and Advances to Nonconsolidated Affiliates, Fair value	$ 1.7
Assets held for sale, Fair value	14.2
Impairment Loss, Investments in and Advances to Nonconsolidated Affiliates	0.3
Impairment Loss, Assets Held for Sale	0.9
Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets Measured on a Nonrecurring Basis
Investments in and Advances to Nonconsolidated Affiliates, Fair value	0
Assets held for sale, Fair value	0
Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets Measured on a Nonrecurring Basis
Investments in and Advances to Nonconsolidated Affiliates, Fair value	0
Assets held for sale, Fair value	14.2
Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets Measured on a Nonrecurring Basis
Investments in and Advances to Nonconsolidated Affiliates, Fair value	1.7
Assets held for sale, Fair value	$ 0

Fair Value Measurements - Table 3 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Oct. 26, 2010	Dec. 31, 2011 Carrying Amount [Member]	Dec. 31, 2010 Carrying Amount [Member]	Dec. 31, 2011 Estimated Fair Value [Member]	Dec. 31, 2010 Estimated Fair Value [Member]	Dec. 31, 2011 Revolving Credit Facility [Member] Carrying Amount [Member]	Dec. 31, 2010 Revolving Credit Facility [Member] Carrying Amount [Member]	Dec. 31, 2011 Revolving Credit Facility [Member] Estimated Fair Value [Member]	Dec. 31, 2010 Revolving Credit Facility [Member] Estimated Fair Value [Member]	Dec. 31, 2011 Term Loan Facility [Member] Carrying Amount [Member]	Dec. 31, 2010 Term Loan Facility [Member] Carrying Amount [Member]	Dec. 31, 2011 Term Loan Facility [Member] Estimated Fair Value [Member]	Dec. 31, 2010 Term Loan Facility [Member] Estimated Fair Value [Member]	Dec. 31, 2011 10.75% Senior Notes Due 2016 [Member]	Sep. 01, 2011 10.75% Senior Notes Due 2016 [Member]	Dec. 31, 2010 10.75% Senior Notes Due 2016 [Member]	Dec. 31, 2011 10.75% Senior Notes Due 2016 [Member] Carrying Amount [Member]	Dec. 31, 2010 10.75% Senior Notes Due 2016 [Member] Carrying Amount [Member]	Dec. 31, 2011 10.75% Senior Notes Due 2016 [Member] Estimated Fair Value [Member]	Dec. 31, 2010 10.75% Senior Notes Due 2016 [Member] Estimated Fair Value [Member]	Dec. 31, 2011 7.25% Senior Notes Due 2018 [Member]	Dec. 31, 2010 7.25% Senior Notes Due 2018 [Member]	Dec. 31, 2011 7.25% Senior Notes Due 2018 [Member] Carrying Amount [Member]	Dec. 31, 2010 7.25% Senior Notes Due 2018 [Member] Carrying Amount [Member]	Dec. 31, 2011 7.25% Senior Notes Due 2018 [Member] Estimated Fair Value [Member]	Dec. 31, 2010 7.25% Senior Notes Due 2018 [Member] Estimated Fair Value [Member]	Dec. 31, 2011 8.125% Senior Notes Due 2020 [Member]	Dec. 31, 2010 8.125% Senior Notes Due 2020 [Member]	Dec. 31, 2011 8.125% Senior Notes Due 2020 [Member] Carrying Amount [Member]	Dec. 31, 2010 8.125% Senior Notes Due 2020 [Member] Carrying Amount [Member]	Dec. 31, 2011 8.125% Senior Notes Due 2020 [Member] Estimated Fair Value [Member]	Dec. 31, 2010 8.125% Senior Notes Due 2020 [Member] Estimated Fair Value [Member]	Dec. 31, 2011 7.75% Senior Notes Due 2022 [Member]	Dec. 31, 2010 7.75% Senior Notes Due 2022 [Member]	Dec. 31, 2011 7.75% Senior Notes Due 2022 [Member] Carrying Amount [Member]	Dec. 31, 2010 7.75% Senior Notes Due 2022 [Member] Carrying Amount [Member]	Dec. 31, 2011 7.75% Senior Notes Due 2022 [Member] Estimated Fair Value [Member]	Dec. 31, 2010 7.75% Senior Notes Due 2022 [Member] Estimated Fair Value [Member]	Dec. 31, 2011 Other Bonds Payable [Member] Carrying Amount [Member]	Dec. 31, 2010 Other Bonds Payable [Member] Carrying Amount [Member]	Dec. 31, 2011 Other Bonds Payable [Member] Estimated Fair Value [Member]	Dec. 31, 2010 Other Bonds Payable [Member] Estimated Fair Value [Member]	Dec. 31, 2011 Other Notes Payable [Member] Carrying Amount [Member]	Dec. 31, 2010 Other Notes Payable [Member] Carrying Amount [Member]	Dec. 31, 2011 Other Notes Payable [Member] Estimated Fair Value [Member]	Dec. 31, 2010 Other Notes Payable [Member] Estimated Fair Value [Member]	Dec. 31, 2011 March 2006 Interest Rate Swap [Member] Carrying Amount [Member]	Dec. 31, 2010 March 2006 Interest Rate Swap [Member] Carrying Amount [Member]	Dec. 31, 2011 March 2006 Interest Rate Swap [Member] Estimated Fair Value [Member]	Dec. 31, 2010 March 2006 Interest Rate Swap [Member] Estimated Fair Value [Member]	Dec. 31, 2011 June 2009 Interest Rate Swap [Member] Carrying Amount [Member]	Dec. 31, 2010 June 2009 Interest Rate Swap [Member] Carrying Amount [Member]	Dec. 31, 2011 June 2009 Interest Rate Swap [Member] Estimated Fair Value [Member]	Dec. 31, 2010 June 2009 Interest Rate Swap [Member] Estimated Fair Value [Member]
Carrying Amounts and Estimated Fair Values, Financial Instruments [Abstract]
Interest Rate Swaps, Liabilities, Fair Value																																																		$ 0	$ (12.1)	$ 0	$ (12.1)
Interest Rate Swaps, Assets, Fair Value																																																						0	1.2	0	1.2
Advances Under Revolving Credit Facility	110	78							110	78
Advances Under Revolving Credit Facility, Fair Value											110	78
Term Loan Facility													97.5	0
Term Loan Facility, Fair Value															97.5	0
Senior Notes																	0	165.6	495.5	0	495.5			336.7	275	336.7	275			285.8	285.5	285.8	285.5			312	250	312	250			1.5	1.8
Senior Notes, Fair Value																						0	543.2					330	280.5					290	311.8					301.1	258.1			1.5	1.8
Other Notes Payable																																														35.3	36.4
Other Notes Payable, Fair Value																																																35.3	36.4
Letters of Credit					0	0
Letters of Credit, Fair Value	44.6	45.6		48.7			44.6	45.6
Fair Value Measurements (Textual) [Abstract]
Impairments	$ 6.8	$ 0.6	$ 4

Share-Based Payments - Table 1 (Details)	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010 Y	Dec. 31, 2009 Y
Schedule of Weighted Average Assumptions Used to Determine Fair Value of Stock Options
Expected volatility	41.50%	44.70%	45.00%
Risk-free interest rate	2.80%	3.10%	2.70%
Expected life (years)	6.7	6.7	6.5
Dividend yield	0.00%	0.00%	0.00%

Share-Based Payments - Table 2 (Details) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011 Y
Summary of stock option activity and related information
Outstanding, December 31, 2010, Shares	2,493
Outstanding, December 31, 2010, Weighted-Average Exercise Price Per Share	$ 22.36
Granted, Shares	200
Granted, Weighted-Average Exercise Price Per Share	$ 24.21
Exercised, Shares	(189)
Exercised, Weighted-Average Exercise Price Per Share	$ 23.39
Forfeitures, Shares	0
Forfeiture, Weighted Average Exercise price Per Share	$ 0
Expirations, Shares	(65)
Expirations, Weighted-Average Exercise Price Per Share	$ 52.44
Outstanding, December 31, 2011, Shares	2,439
Outstanding, December 31, 2011, Weighted-Average Exercise Price Per Share	$ 21.63
Outstanding, December 31, 2011, Remaining Life	5.3
Outstanding, December 31, 2011, Aggregate Intrinsic Value	$ 3.1
Exercisable, December 31, 2011, Shares	1,989
Exercisable, December 31, 2011, Weighted-Average Exercise Price Per Share	$ 22.34
Exercisable, December 31, 2011, Remaining Life	4.6
Exercisable, December 31, 2011, Aggregate Intrinsic Value	$ 2.2

Share-Based Payments - Table 3 (Details) (Restricted Stock [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Restricted Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Additional Disclosures [Abstract]
Nonvested shares, Beginning Balance, Shares	668
Nonvested shares, Beginning Balance, Weighted-Average Grant Date Fair Value	$ 13.84
Granted, Shares	1,900
Granted, Weighted-Average Grant Date Fair Value	$ 8.23	$ 16.37	$ 7.85
Vested, Shares	565
Vested, Weighted-Average Grant Date Fair Value	$ 14.86
Forfeited, Shares	114
Forfeited, Weighted-Average Grant Date Fair Value	$ 8.22
Nonvested shares, Ending Balance, Shares	1,889	668
Nonvested shares, Ending Balance, Weighted-Average Grant Date Fair Value	$ 8.23	$ 13.84

Share-Based Payments - Textual (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended										12 Months Ended
	Dec. 31, 2011 Restricted Stock [Member] M	Dec. 31, 2010 Restricted Stock [Member]	Dec. 31, 2009 Restricted Stock [Member]	Dec. 31, 2011 Stock Options [Member] M	Dec. 31, 2010 Stock Options [Member]	Dec. 31, 2009 Stock Options [Member]	Dec. 31, 2011 Restricted Stock Units (RSUs) [Member]	Dec. 31, 2010 Restricted Stock Units (RSUs) [Member]	Dec. 31, 2009 Restricted Stock Units (RSUs) [Member]	Dec. 31, 2011 2002 Stock Option Plan [Member]	Dec. 31, 2011 2004 Director Incentive Plan [Member]	Dec. 31, 2010 2004 Director Incentive Plan [Member]	Dec. 31, 2009 2004 Director Incentive Plan [Member]	Dec. 31, 2011 2008 Equity incentive plan [Member]	Dec. 31, 2008 2008 Equity incentive plan [Member]	May 31, 2011 2008 Amended and Restated Equity Incentive Plan [Member]
Share-based Compensation (Textual) [Abstract]
Share-based Compensation Plan, Shares Authorized											400,000				6,000,000	9,000,000
Share-based Compensation Plan, Number of Shares Granted but Unvested														1,907,366
Share-based Compensation Plan, Number of Shares Available for Grant										1,204,100	299,780
Share-based Compensation, Options, Grants in Period, Weighted-Average Fair Value				$ 11.27	$ 8.54	$ 4.64
Share-based Compensation, Restricted Stock Awards, Grants in Period, Weighted Average Fair Value	$ 8.23	$ 16.37	$ 7.85
Share-based Compensation Expense	$ 17.7	$ 13.6	$ 9.1	$ 1.7	$ 2	$ 3.5	$ 0.9	$ 0.8	$ 0.8
Share-based Compensation, Unrecognized Expense	$ 21.3			$ 2.4
Share-based Compensation, Unrecognized Expense, Time Period Expected to be Recognized	21			21
Share-based Compensation Plan, Restricted Stock Units, Issued in Period											37,332	46,827	103,185
Share-based Compensation Plan, Restricted Stock Units, Issued in Period, Weighted Average Grant Date Fair Value							$ 24.11	$ 17.3	$ 7.85

Employee Benefit Plans - Textual (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Employee Benefit Plans [Abstract]
Company Healthcare Plans, Total Costs Net of Employee Contributions	$ 66.8	$ 59.7	$ 59
Retirement Investment Plan, Maximum Employee Contribution	100.00%
Retirement Investment Plan, Company Match	50% of the first 6% of each participant’s elective deferrals
Retirement Investment Plan, Age Requirement	21
Retirement Investment Plan, Company Match, Vesting Percentage	100.00%
Retirement Investment Plan, Company Match, Vesting Period	3
Retirement Investment Plan, Company Match, Total Costs	12.4	12	12.2
Retirement Investment Plan, Company Match, Funded by Plan Forfeiture Account	1.7	1.6	1.2
Senior Management Bonus Program, Total Costs	$ 13	$ 11.3	$ 13.3

Assets and Liabilities in and Results of Discontinued Operations - Table 1 (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating results of discontinued operations
Net operating revenues									$ 95.7	$ 123.7	$ 144
Less: Provision for doubtful accounts									(1.5)	(2.4)	(3)
Net operating revenues less provision for doubtful accounts									94.2	121.3	141
Costs and expenses									66.3	106.4	133
Impairments									6.8	0.6	4
Income (loss) from discontinued operations									21.1	14.3	4
Gain (loss) on disposal of assets of discontinued operations									0	(1.2)	0.3
Gain on divestitures of LTCHs/divisions									65.6	0	13.4
Income tax (expense) benefit									(37.9)	(4)	0.7
Income from discontinued operations, net of tax	$ (5)	$ 34.7	$ 1.6	$ 17.5	$ 1.3	$ 3.2	$ 3.3	$ 1.3	$ 48.8	$ 9.1	$ 18.4

Assets and Liabilities in and Results of Discontinued Operations - Table 2 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Discontinued Operations and Disposal Groups [Abstract]
Accounts receivable, net	$ 4.8	$ 18.2
Other current assets	0.1	1.6
Total current assets	4.9	19.8
Property and equipment, net	6.9	46.4
Goodwill	0	11
Other Long-term assets	0.4	0.4
Total long-term assets	7.3	57.8
Total assets	12.2	77.6
Accounts payable	1	4.5
Accrued expenses and other current liabilities	5.5	7
Total current liabilities	6.5	11.5
Long-term liabilities	0.7	1.2
Total liabilities	$ 7.2	$ 12.7

Assets and Liabilities in and Results of Discontinued Operations - Table 3 & 4 (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net operating revenues									$ 95.7	$ 123.7	$ 144
Less: Provision for doubtful accounts									(1.5)	(2.4)	(3)
Net operating revenues less provision for doubtful accounts									94.2	121.3	141
Costs and expenses									66.3	106.4	133
Income (loss) from discontinued operations									21.1	14.3	4
Gain (loss) on disposal of assets of discontinued operations									0	(1.2)	0.3
Gain on divestitures of LTCHs/divisions									65.6	0	13.4
Income tax (expense) benefit									(37.9)	(4)	0.7
Income from discontinued operations, net of tax	(5)	34.7	1.6	17.5	1.3	3.2	3.3	1.3	48.8	9.1	18.4
Surgery Centers Division [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net operating revenues									5	0.5	7.4
Less: Provision for doubtful accounts									0	0	(0.3)
Net operating revenues less provision for doubtful accounts									5	0.5	7.1
Costs and expenses									(0.5)	0.7	3.6
Income (loss) from discontinued operations									5.5	(0.2)	3.5
Gain (loss) on disposal of assets of discontinued operations									0	0	0.7
Gain on divestitures of LTCHs/divisions									0	0	13.4
Income tax (expense) benefit									(2)	0.1	0.4
Income from discontinued operations, net of tax									3.5	(0.1)	18
Outpatient Division [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net operating revenues									12.8	0.5	0.5
Less: Provision for doubtful accounts									0	0	0
Net operating revenues less provision for doubtful accounts									12.8	0.5	0.5
Costs and expenses									(0.4)	(3.5)	7.7
Income (loss) from discontinued operations									13.2	4	(7.2)
Income tax (expense) benefit									(4.8)	(1.4)	0
Income from discontinued operations, net of tax									$ 8.4	$ 2.6	$ (7.2)

Assets and Liabilities in and Results of Discontinued Operations - Textual (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 facilities	Dec. 31, 2010	Dec. 31, 2009	Jul. 21, 2011	May 17, 2011
Assets Held for Sale and Results of Discontinued Operations (Textual) [Abstract]
Number of freestanding LTCHs, operated	6
LTCH Sale, Purchase Price				$ 117.5	$ 120
Reduction in Aggregate Purchase Price, LTCH Sale				2.5
Number of Long-Term Acute Care Hospitals Sold	5
Number of Long Term Acute Care Hospitals Reclassified	6
Impairments	6.8	0.6	4
Prior Period Overpayments Included in Refunds Due Patients and Other Third-Party Payors Liability		42.1
Current Balances Associated With Divested Divisions Included in Refunds Due Patients and Other Third-Party Payors		33.9
Surgery Centers Division [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Gain on divestitures of LTCHs/divisions			13.4
Delaware Settlement [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Gain Related to Settlement, Audits of Unclaimed Property, Included in Income from Discontinued Operations, Net of Tax	$ 24.8

Income Taxes - Table 1 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current:
Federal	$ 1.4	$ 1.3	$ 1.8
State and local	(0.8)	1.6	(8.8)
Total current expense (benefit)	0.6	2.9	(7)
Deferred:
Federal	48.2	(682.2)	3
State and local	(11.7)	(61.5)	1.1
Total deferred expense (benefit)	36.5	(743.7)	4.1
Total income tax expense (benefit) related to continuing operations	$ 37.1	$ (740.8)	$ (2.9)

Income Taxes - Table 2 (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Effective Income Tax Rate Reconciliation
Tax expense at statutory rate	35.00%	35.00%	35.00%
Increase (decrease) in tax rate resulting from:
State income taxes, net of federal tax benefit	3.00%	4.70%	4.00%
Decrease in valuation allowance	(11.60%)	(431.50%)	(22.30%)
Settlement of tax claims	(7.20%)	13.20%	(6.60%)
Noncontrolling interests	(6.50%)	(8.30%)	(10.80%)
Adjustments to net operating loss carryforwards	2.90%	0.00%	0.00%
Interest, net	(1.60%)	(0.80%)	(1.20%)
Other, net	1.30%	(2.40%)	(0.80%)
Income tax expense (benefit)	15.30%	(390.10%)	(2.70%)

Income Taxes - Tables 3 & 4 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Components of Deferred Tax Assets [Abstract]
Net Operating Loss Carryforwards	$ 540.5	$ 628.8
Property, net	49.8	49.1
Insurance Reserve	36.1	37.6
Stock-based compensation	22.7	19.9
Allowance for doubtful accounts	12.7	12.6
Alternative minimum tax	13.4	13.4
Carrying value of partnerships	10.4	15.6
Other accruals	16.1	21.9
Capital losses	4.1	11.8
Intangibles	0	9.6
Total deferred income tax assets	705.8	820.3
Less: Valuation allowance	(50.3)	(112.7)
Net deferred income tax assets	655.5	707.6
Components of Deferred Tax Liabilities [Abstract]
Intangibles	(20.5)	0
Other	(0.3)	(0.2)
Total deferred income tax liabilities	(20.8)	(0.2)
Net deferred income tax assets (liabilities)	634.7	707.4
Less: Current deferred tax assets	26.6	28.1
Noncurrent deferred tax assets (liabilities)	608.1	679.3
Gross Unrecognized Income Tax Benefits
Gross unrecognized income tax benefits, Beginning Balance	12.6	50.9	61.1
Gross amount of increases in unrecognized tax benefits related to prior periods	19.8	96.1	0.1
Gross amount of decreases in unrecognized tax benefits related to prior periods	(3)	(37.5)
Increases in unrecognized tax benefits relating to settlements with taxing authorities			2.7
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	(20.2)	(93)	(8.5)
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(3.2)	(3.9)	(4.5)
Gross unrecognized income tax benefits, Ending Balance	6	12.6	50.9
Unrecognized Tax Benefits, Accrued Interest and Penalties
Unrecognized Tax Benefits, Accrued interest and penalties, Beginning Balance	1.1	1.9	2.9
Gross amount of increases in unrecognized tax benefits related to prior periods	0	0.1	0.1
Gross amount of decreases in unrecognized tax benefits related to prior periods	0	0
Increases in unrecognized tax benefits relating to settlements with taxing authorities			0
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	0	0	0
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(1)	(0.9)	(1.1)
Unrecognized Tax Benefits, Accrued interest and penalties, Ending Balance	$ 0.1	$ 1.1	$ 1.9

Income Taxes - Textual (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes (Textual) [Abstract]
Net Reduction in Valuation Allowance	$ 28,000,000
Net Benefit Associated with Tax Settlements	18,000,000
Adjustment to Income Tax Expense, Prior Year Corrections	7,000,000
Net Operating Loss Carryforwards	540,500,000	628,800,000
Gross Operating Loss Carryforwards	1,300,000,000
Deferred Tax Assets, Valuation Allowance, Decrease	62,400,000	825,400,000	76,900,000
Valuation Allowance	50,300,000	112,700,000
Gross Unrecognized Tax Benefits	6,000,000	12,600,000	50,900,000	61,100,000
Unrecognized Tax Benefits, Accrued Interest	100,000	1,100,000	1,900,000	2,900,000
Interest Expense (Income) Included in Income Tax Expense	(4,700,000)	(1,700,000)	(2,300,000)
Total Accrued Interest Expense (Income) Related to Income Tax Matters	(100,000)	(300,000)
Unrecognized Tax Benefits, Reasonably Possible Future Decrease	400,000
Federal [Member]
Income Taxes (Textual) [Abstract]
Net Operating Loss Carryforwards	440,900,000
State [Member]
Income Taxes (Textual) [Abstract]
Net Operating Loss Carryforwards	99,600,000
Deferred Tax Asset, Valuation Allowance, Realizable in Future [Member]
Income Taxes (Textual) [Abstract]
Deferred Tax Assets, Valuation Allowance, Decrease	21,000,000
Deferred Tax Asset, Valuation Allowance Decrease, Corrections [Member]
Income Taxes (Textual) [Abstract]
Deferred Tax Assets, Valuation Allowance, Decrease	34,000,000
Deferred Tax Asset, Valuation Allowance Decrease, I R S Settlement [Member]
Income Taxes (Textual) [Abstract]
Deferred Tax Assets, Valuation Allowance, Decrease	$ 7,000,000

Earnings Per Common Share - Table 1 (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Numerator:
Income from continuing operations	$ 67.5	$ 33.6	$ 30.7	$ 74	$ 788.6	$ 38.7	$ 54.2	$ 49.2	$ 205.8	$ 930.7	$ 110.4
Less: Net income attributable to noncontrolling interests included in continuing operations									(47)	(40.9)	(33.3)
Less: Convertible perpetual preferred stock dividends									(26)	(26)	(26)
Income Loss from Continuing Operations Attributable to Common Shareholders									132.8	863.8	51.1
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders									49.9	9.2	17.7
Net income attributable to HealthSouth common shareholders									182.7	873	68.8
Denominator:
Basic weighted average common shares outstanding									93.3	92.8	88.8
Basic earnings per common share:
Income from continuing operations attributable to HealthSouth common shareholders	$ 0.52	$ 0.17	$ 0.14	$ 0.6	$ 8.31	$ 0.24	$ 0.4	$ 0.36	$ 1.42	$ 9.31	$ 0.58
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	$ (0.05)	$ 0.37	$ 0.03	$ 0.19	$ 0.02	$ 0.03	$ 0.04	$ 0.01	$ 0.54	$ 0.1	$ 0.19
Net income attributable to HealthSouth common shareholders	$ 0.47	$ 0.54	$ 0.17	$ 0.79	$ 8.33	$ 0.27	$ 0.44	$ 0.37	$ 1.96	$ 9.41	$ 0.77
Numerator:
Income from continuing operations	67.5	33.6	30.7	74	788.6	38.7	54.2	49.2	205.8	930.7	110.4
Less: Net income attributable to noncontrolling interests included in continuing operations									(47)	(40.9)	(33.3)
Income from continuing operations attributable to HealthSouth common shareholders									158.8	889.8	77.1
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders									49.9	9.2	17.7
Net income attributable to HealthSouth	$ 50	$ 57	$ 21.9	$ 79.8	$ 779.2	$ 31.8	$ 47.3	$ 40.7	$ 208.7	$ 899	$ 94.8
Denominator:
Diluted weighted average common shares outstanding									109.2	108.5	103.3
Diluted earnings per common share:
Income from continuing operations attributable to HealthSouth common shareholders	$ 0.5	$ 0.17	$ 0.14	$ 0.57	$ 7.15	$ 0.24	$ 0.4	$ 0.36	$ 1.42	$ 8.2	$ 0.58
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	$ (0.04)	$ 0.37	$ 0.03	$ 0.16	$ 0.01	$ 0.03	$ 0.04	$ 0.01	$ 0.54	$ 0.08	$ 0.19
Net income attributable to HealthSouth common shareholders	$ 0.46	$ 0.54	$ 0.17	$ 0.73	$ 7.16	$ 0.27	$ 0.44	$ 0.37	$ 1.96	$ 8.28	$ 0.77

Earnings Per Common Share - Textual (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2009 Y	Jan. 31, 2004 Y
Earnings Per Common Share (Textual) [Abstract]
Securities to Issue Common Stock, Potentially Dilutive	15.9	15.7	14.5
Convertible Perpetual Preferred Stock, Potentially Dilutive Shares	13.1	13.1	13.1
Antidilutive Securities Excluded from Computation of Earnings Per Share	1.8	2
Stock Repurchase Program, Authorized Amount	$ 125
Stock Warrants Issued, Potential Number of Common Stock Shares					2
Stock Warrants Issued, Term				7	10
Stock Warrants Issued, Exercise Price				41.4	32.5
Common Stock Shares Issued Under Consolidated Securities Action Settlement				5
Common Stock Warrants Issued Under Consolidated Securities Action Settlement				8.2
Convertible Debenture [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage					3.25%

Settlements - Textual (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended				3 Months Ended	12 Months Ended					3 Months Ended		12 Months Ended			3 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Delaware Settlement [Member]	Mar. 31, 2007 Securities Litigation Settlement [Member]	Dec. 31, 2009 Securities Litigation Settlement [Member]	Dec. 31, 2005 Securities Litigation Settlement [Member]	Sep. 30, 2009 Securities Litigation Settlement [Member]	Jan. 11, 2007 Securities Litigation Settlement [Member]	Jan. 03, 2006 Securities Litigation Settlement [Member]	Mar. 31, 2009 UBS Litigation Settlement [Member]	Dec. 31, 2008 UBS Litigation Settlement [Member]	Dec. 31, 2008 UBS Litigation Settlement [Member]	Dec. 31, 2007 UBS Litigation Settlement [Member]	Jun. 16, 2008 UBS Litigation Settlement [Member]	Mar. 31, 2007 Settlement Consideration, Common Stock and Warrants [Member] Securities Litigation Settlement [Member]	Mar. 31, 2007 Settlement Consideration, Cash Payment, Insurance Funded [Member] Securities Litigation Settlement [Member]
Loss Contingencies [Line Items]
Gain Related to Settlement, Audits of Unclaimed Property				$ 25.3
Gain Related to Settlement, Audits of Unclaimed Property, Included in Income from Discontinued Operations, Net of Tax				24.8
Shares of Common Stock, Held by Non-Consenting Class Members									205,000
Face Value of Debt Security, Held by Non-Consenting Class Members									1.5
Settlement Agreement Consideration					445											215	230
Net Recoveries, Percentage Owed to Federal Plaintiffs									25.00%
Judgment Excluded from Net Recoveries										48
Common Stock Shares Issued, Consolidated Securities Action Settlement								5,023,732
Common Stock Warrants Issued, Consolidated Securities Action Settlement								8,151,265
Loss Contingency, Loss in Period							215
Settlement Expense, Subsequent Adjustment						37.2
Loss Contingency, Damages Sought, Value														20
Loss Contingency, Judgment Against Company															30.3
Litigation Settlement, Gross	0	0	(100)								100		100
Litigation Settlement, Expense											26.2		26.2
Proceeds from legal settlements											2.1	97.9
Gain (Loss) Related to Litigation Settlement													121.3
Litigation Settlement, Gain from Accrued Interest Write-Off	$ (119.4)	$ (125.6)	$ (125.7)										$ 9.4

Contingencies and Other Commitments - Textual (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			3 Months Ended		12 Months Ended				12 Months Ended		3 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jun. 30, 2009 Litigation, Former CEO [Member]	Dec. 31, 2005 Litigation, Former CEO [Member]	Dec. 31, 2011 Litigation, Former CEO [Member]	Dec. 31, 2009 Litigation, Former CEO [Member]	Dec. 31, 2005 Securities Litigation Settlement [Member]	Jan. 11, 2007 Securities Litigation Settlement [Member]	Dec. 31, 2004 Litigation, General Medicine [Member]	Dec. 31, 1996 Litigation, General Medicine [Member]	Sep. 30, 2010 Litigation, Sulton [Member]	Dec. 31, 2010 Litigation, Sulton [Member]	Dec. 31, 2011 Litigation, Sulton [Member]
Loss Contingencies [Line Items]
Litigation Settlement, Gross	$ 0	$ 0	$ (100)	$ 2,900
Litigation, Damages Sought					in excess of $70 million
Net Recoveries, Percentage Owed to Federal Plaintiffs									25.00%
Gain (Loss) Related to Litigation Settlement						12.3	6.5
Net Recoveries, Percentage Owed to Derivative Litigation Attorneys									35.00%
Litigation Settlement, Expense						5.2
Long-term Purchase Commitment, Time Period											three years
Consent Judgment Awarded to Plaintiff										376
Damages Awarded, Plaintiff												12.3
Loss Contingency, Liability Recorded, Current													12.3	12.3
Loss Contingency, Receivable Recorded, Current													7.7	7.7
Loss Contingency, Loss in Period								215					4.6
Loss Contingency, Payments													6
Purchase Obligations, Due Within One Year	23.2
Purchase Obligations, Due Within Two Years	23
Purchase Obligations, Due Within Three Years	18.7
Purchase Obligations, Due Within Four Years	22.3
Purchase Obligations, Due Within Five Years	20.3
Purchase Obligations, Due After Five Years	43
Severance Agreements, Due Within One Year	0.2
Severance Agreements, Due Within Two Years	0.2
Severance Agreements, Due Within Three Years	0.2
Severance Agreements, Due Within Four Years	0.2
Severance Agreement, Due Within Five Years	0.2
Severance Agreements, Due After Five Years	$ 2.4

Quarterly Data (Unaudited) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Quarterly Financial Data
Net operating revenues	$ 518.1	$ 497.7	$ 505.1	$ 506	$ 490.9	$ 460.8	$ 467.3	$ 458.6	$ 2,026.9	$ 1,877.6	$ 1,784.9
Operating earnings	92.1	79.1	90.9	89.3	81.4	67.1	71.1	76.3	351.4	295.9
Provision for income tax expense (benefit)	15.2	18.1	11.2	(7.4)	(741.5)	(0.4)	(1.3)	2.4	37.1	(740.8)	(2.9)
Income from continuing operations	67.5	33.6	30.7	74	788.6	38.7	54.2	49.2	205.8	930.7	110.4
Income (loss) from discontinued operations, net of tax	(5)	34.7	1.6	17.5	1.3	3.2	3.3	1.3	48.8	9.1	18.4
Net income	62.5	68.3	32.3	91.5	789.9	41.9	57.5	50.5	254.6	939.8	128.8
Less: Net income attributable to noncontrolling interests	(12.5)	(11.3)	(10.4)	(11.7)	(10.7)	(10.1)	(10.2)	(9.8)	(45.9)	(40.8)	(34)
Net income attributable to HealthSouth	$ 50	$ 57	$ 21.9	$ 79.8	$ 779.2	$ 31.8	$ 47.3	$ 40.7	$ 208.7	$ 899	$ 94.8
Basic:
Income from continuing operations attributable to HealthSouth common shareholders	$ 0.52	$ 0.17	$ 0.14	$ 0.6	$ 8.31	$ 0.24	$ 0.4	$ 0.36	$ 1.42	$ 9.31	$ 0.58
Income from discontinued operations, net of tax, attributable to HealthSouth common shareholders	$ (0.05)	$ 0.37	$ 0.03	$ 0.19	$ 0.02	$ 0.03	$ 0.04	$ 0.01	$ 0.54	$ 0.1	$ 0.19
Net income attributable to HealthSouth common shareholders	$ 0.47	$ 0.54	$ 0.17	$ 0.79	$ 8.33	$ 0.27	$ 0.44	$ 0.37	$ 1.96	$ 9.41	$ 0.77
Diluted:
Income from continuing operations attributable to HealthSouth common shareholders	$ 0.5	$ 0.17	$ 0.14	$ 0.57	$ 7.15	$ 0.24	$ 0.4	$ 0.36	$ 1.42	$ 8.2	$ 0.58
Income (loss) from discontinued operations, net of tax, attributable to HealthSouth common shareholders	$ (0.04)	$ 0.37	$ 0.03	$ 0.16	$ 0.01	$ 0.03	$ 0.04	$ 0.01	$ 0.54	$ 0.08	$ 0.19
Net income attributable to HealthSouth common shareholders	$ 0.46	$ 0.54	$ 0.17	$ 0.73	$ 7.16	$ 0.27	$ 0.44	$ 0.37	$ 1.96	$ 8.28	$ 0.77

Condensed Consolidating Financial Information Tables 1 - 5 (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Condensed Consolidating Statements of Operations
Net operating revenues	$ 518.1	$ 497.7	$ 505.1	$ 506	$ 490.9	$ 460.8	$ 467.3	$ 458.6	$ 2,026.9	$ 1,877.6	$ 1,784.9
Less: Provision for doubtful accounts									(21)	(16.4)	(30.7)
Net operating revenues less provision for doubtful accounts									2,005.9	1,861.2	1,754.2
Operating expenses:
Salaries and benefits									982	921.7	887.4
Other operating expenses									284	269.5	246.7
General and administrative expenses									110.5	106.2	104.5
Supplies									102.8	99.4	96.8
Depreciation and amortization									78.8	73.1	67.6
Occupancy costs									48.4	44.9	44.9
(Gain) Loss on disposal of assets									4.3	1.4	3.4
Government, class action, and related settlements									(12.3)	1.1	36.7
Professional fees-accounting, tax, and legal									21	17.2	8.8
Total operating expenses									1,619.5	1,534.5	1,496.8
Loss on early extinguishment of debt					(11.9)				38.8	12.3	12.5
Interest expense and amortization of debt discounts and fees									119.4	125.6	125.7
Other expense (income)									(2.7)	(4.3)	(3.3)
Loss on interest rate swaps									0	13.3	19.6
Equity in net income of nonconsolidated affiliates									(12)	(10.1)	(4.6)
Equity In net income of consolidated affiliates									0	0	0
Management fees									0	0	0
Income from continuing operations before income tax expense (benefit)									242.9	189.9	107.5
Provision for income tax (benefit) expense	15.2	18.1	11.2	(7.4)	(741.5)	(0.4)	(1.3)	2.4	37.1	(740.8)	(2.9)
Income from continuing operations	67.5	33.6	30.7	74	788.6	38.7	54.2	49.2	205.8	930.7	110.4
(Loss) income from discontinued operations, net of tax	(5)	34.7	1.6	17.5	1.3	3.2	3.3	1.3	48.8	9.1	18.4
Net income	62.5	68.3	32.3	91.5	789.9	41.9	57.5	50.5	254.6	939.8	128.8
Less: Net income attributable to noncontrolling interests	(12.5)	(11.3)	(10.4)	(11.7)	(10.7)	(10.1)	(10.2)	(9.8)	(45.9)	(40.8)	(34)
Net income attributable to HealthSouth	50	57	21.9	79.8	779.2	31.8	47.3	40.7	208.7	899	94.8
Comprehensive income									253.9	940.3	132
Comprehensive income attributable to HealthSouth									208	899.5	98
Current assets:
Cash and cash equivalents	30.1				48.3				30.1	48.3	80.7	31.7
Restricted Cash	35.3				36.5				35.3	36.5
Current portion of restricted marketable securities	15				18.2				15	18.2
Accounts receivable, net	222.8				206.7				222.8	206.7
Deferred income tax assets	26.6				28.1				26.6	28.1
Prepaid expenses and other current assets	61.2				68.4				61.2	68.4
Total current assets	391				406.2				391	406.2
Property and equipment, net	664.4				632.9				664.4	632.9
Goodwill	421.7				420.3				421.7	420.3	407.7	406
Intangible assets, net	57.7				58.5				57.7	58.5
Total Investments in and advances to nonconsolidated affiliates	29				30.7				29	30.7
Deferred income tax assets	608.1				679.3				608.1	679.3
Other long-term assets	99.3				144.2				99.3	144.2
Intercompany receivable	0				0				0	0
Total assets	2,271.2				2,372.1				2,271.2	2,372.1
Current liabilities:
Current portion of long-term debt	18.9				14.5				18.9	14.5
Accounts payable	45.4				44.6				45.4	44.6
Accrued payroll	85				77				85	77
Accrued interest payable	22.5				21.5				22.5	21.5
Refunds due patients and other third-party payors	7.3				48.3				7.3	48.3
Other current liabilities	134.1				153.4				134.1	153.4
Total current liabilities	313.2				359.3				313.2	359.3
Long-term debt, net of current portion	1,235.8				1,496.8				1,235.8	1,496.8
Self-insured risks	102.8				102.5				102.8	102.5
Other long-term liabilities	30.4				28.3				30.4	28.3
Intercompany payable	0				0				0	0
Total liabilities	1,682.2				1,986.9				1,682.2	1,986.9
Commitments and Contingencies
Convertible perpetual preferred stock	387.4				387.4				387.4	387.4
Shareholders' equity (deficit)
HealthSouth shareholders' equity (deficit)	117				(85.2)				117	(85.2)
Noncontrolling interests	84.6				83				84.6	83
Total shareholders' equity (deficit)	201.6				(2.2)				201.6	(2.2)	(897.6)	(1,087.2)
Total liabilities and shareholders' equity (deficit)	2,271.2				2,372.1				2,271.2	2,372.1
HealthSouth Corporation
Condensed Consolidating Statements of Operations
Net operating revenues									22.1	19.9	17.3
Less: Provision for doubtful accounts									(0.5)	(0.4)	(0.6)
Net operating revenues less provision for doubtful accounts									21.6	19.5	16.7
Operating expenses:
Salaries and benefits									23.9	19.3	21.2
Other operating expenses									16.4	17.6	11
General and administrative expenses									110.5	106.2	104.5
Supplies									0.7	0.6	0.6
Depreciation and amortization									9.7	9.7	7.5
Occupancy costs									4.6	3.1	3.1
(Gain) Loss on disposal of assets									0	0	0
Government, class action, and related settlements									(12.3)	1.1	36.7
Professional fees-accounting, tax, and legal									21	17.2	8.8
Total operating expenses									174.5	174.8	193.4
Loss on early extinguishment of debt									38.8	12.3	12.5
Interest expense and amortization of debt discounts and fees									109.5	116	114.4
Other expense (income)									(0.2)	(1)	0.7
Loss on interest rate swaps										13.3	19.6
Equity in net income of nonconsolidated affiliates									(3.1)	(2.3)	(1.9)
Equity In net income of consolidated affiliates									(234.8)	(195.9)	(169.5)
Management fees									(93.9)	(90.4)	(86)
Income from continuing operations before income tax expense (benefit)									30.8	(7.3)	(66.5)
Provision for income tax (benefit) expense									(159)	(903.7)	(148.1)
Income from continuing operations									189.8	896.4	81.6
(Loss) income from discontinued operations, net of tax									18.9	2.6	13.2
Net income									208.7	899	94.8
Less: Net income attributable to noncontrolling interests									0	0	0
Net income attributable to HealthSouth									208.7	899	94.8
Comprehensive income									208	899.5	98
Comprehensive income attributable to HealthSouth									208	899.5	98
Current assets:
Cash and cash equivalents	26				45.8				26	45.8	76.1	22.9
Restricted Cash	0.7				0.5				0.7	0.5
Current portion of restricted marketable securities	0				0				0	0
Accounts receivable, net	2.4				0.9				2.4	0.9
Deferred income tax assets	9.2				18				9.2	18
Prepaid expenses and other current assets	33.5				28.8				33.5	28.8
Total current assets	71.8				94				71.8	94
Property and equipment, net	13.6				14.7				13.6	14.7
Goodwill	0				0				0	0
Intangible assets, net	12				9				12	9
Total Investments in and advances to nonconsolidated affiliates	2.5				3.1				2.5	3.1
Deferred income tax assets	533.9				604.2				533.9	604.2
Other long-term assets	59.8				67.3				59.8	67.3
Intercompany receivable	1,141.8				1,142.8				1,141.8	1,142.8
Total assets	1,835.4				1,935.1				1,835.4	1,935.1
Current liabilities:
Current portion of long-term debt	10.9				5.1				10.9	5.1
Accounts payable	5.1				6.8				5.1	6.8
Accrued payroll	29.6				25				29.6	25
Accrued interest payable	22.2				21				22.2	21
Refunds due patients and other third-party payors	0.7				42.1				0.7	42.1
Other current liabilities	75.3				92				75.3	92
Total current liabilities	143.8				192				143.8	192
Long-term debt, net of current portion	1,144.6				1,397				1,144.6	1,397
Self-insured risks	32.8				36.7				32.8	36.7
Other long-term liabilities	9.8				7.2				9.8	7.2
Intercompany payable	0				0				0	0
Total liabilities	1,331				1,632.9				1,331	1,632.9
Commitments and Contingencies
Convertible perpetual preferred stock	387.4				387.4				387.4	387.4
Shareholders' equity (deficit)
HealthSouth shareholders' equity (deficit)	117				(85.2)				117	(85.2)
Noncontrolling interests	0				0				0	0
Total shareholders' equity (deficit)	117				(85.2)				117	(85.2)
Total liabilities and shareholders' equity (deficit)	1,835.4				1,935.1				1,835.4	1,935.1
Guarantor Subsidiaries
Condensed Consolidating Statements of Operations
Net operating revenues									1,448.6	1,344.5	1,283.6
Less: Provision for doubtful accounts									(15)	(12.1)	(22.5)
Net operating revenues less provision for doubtful accounts									1,433.6	1,332.4	1,261.1
Operating expenses:
Salaries and benefits									686.1	646.7	621.8
Other operating expenses									200.1	184	173.4
General and administrative expenses									0	0	0
Supplies									73.2	70.7	69.1
Depreciation and amortization									52.3	48.4	45.1
Occupancy costs									36.1	33.7	32.8
(Gain) Loss on disposal of assets									3.2	1.4	3.3
Government, class action, and related settlements									0	0	0
Professional fees-accounting, tax, and legal									0	0	0
Total operating expenses									1,051	984.9	945.5
Loss on early extinguishment of debt									0	0	0
Interest expense and amortization of debt discounts and fees									8.4	8.8	8.3
Other expense (income)									(0.1)	(0.6)	(0.3)
Loss on interest rate swaps										0	0
Equity in net income of nonconsolidated affiliates									(8.7)	(7.6)	(2.4)
Equity In net income of consolidated affiliates									(10.6)	(13.7)	(10.7)
Management fees									73	70.5	67
Income from continuing operations before income tax expense (benefit)									320.6	290.1	253.7
Provision for income tax (benefit) expense									155.7	132.9	118
Income from continuing operations									164.9	157.2	135.7
(Loss) income from discontinued operations, net of tax									34.3	5	6
Net income									199.2	162.2	141.7
Less: Net income attributable to noncontrolling interests									0	0	(0.4)
Net income attributable to HealthSouth									199.2	162.2	141.3
Comprehensive income									199.2	162.2	141.7
Comprehensive income attributable to HealthSouth									199.2	162.2	141.3
Current assets:
Cash and cash equivalents	1.3				0.1				1.3	0.1	1.8	0.8
Restricted Cash	0				0				0	0
Current portion of restricted marketable securities	0				0				0	0
Accounts receivable, net	154.4				148.2				154.4	148.2
Deferred income tax assets	14.9				9				14.9	9
Prepaid expenses and other current assets	16				25.5				16	25.5
Total current assets	186.6				182.8				186.6	182.8
Property and equipment, net	499.3				464.2				499.3	464.2
Goodwill	266.1				264.6				266.1	264.6
Intangible assets, net	37.4				38.2				37.4	38.2
Total Investments in and advances to nonconsolidated affiliates	23.8				24.4				23.8	24.4
Deferred income tax assets	27.3				9.1				27.3	9.1
Other long-term assets	7.1				54.9				7.1	54.9
Intercompany receivable	606				489.8				606	489.8
Total assets	1,653.6				1,528				1,653.6	1,528
Current liabilities:
Current portion of long-term debt	9.6				11.2				9.6	11.2
Accounts payable	28.7				24.9				28.7	24.9
Accrued payroll	39.8				37.9				39.8	37.9
Accrued interest payable	0.1				0.3				0.1	0.3
Refunds due patients and other third-party payors	4.7				5.5				4.7	5.5
Other current liabilities	12.1				15.3				12.1	15.3
Total current liabilities	95				95.1				95	95.1
Long-term debt, net of current portion	73.2				83.3				73.2	83.3
Self-insured risks	0				0				0	0
Other long-term liabilities	10.9				11.2				10.9	11.2
Intercompany payable	0				0				0	0
Total liabilities	179.1				189.6				179.1	189.6
Commitments and Contingencies
Convertible perpetual preferred stock	0				0				0	0
Shareholders' equity (deficit)
HealthSouth shareholders' equity (deficit)	1,474.5				1,338.4				1,474.5	1,338.4
Noncontrolling interests	0				0				0	0
Total shareholders' equity (deficit)	1,474.5				1,338.4				1,474.5	1,338.4
Total liabilities and shareholders' equity (deficit)	1,653.6				1,528				1,653.6	1,528
Non-Guarantor Subsidiaries
Condensed Consolidating Statements of Operations
Net operating revenues									601.4	552.6	519.1
Less: Provision for doubtful accounts									(5.5)	(3.9)	(7.6)
Net operating revenues less provision for doubtful accounts									595.9	548.7	511.5
Operating expenses:
Salaries and benefits									285.5	268.1	256.7
Other operating expenses									89.2	86.1	77.7
General and administrative expenses									0	0	0
Supplies									28.9	28.1	27.1
Depreciation and amortization									16.8	15	15
Occupancy costs									17.7	16.8	16.3
(Gain) Loss on disposal of assets									1.1	0	0.1
Government, class action, and related settlements									0	0	0
Professional fees-accounting, tax, and legal									0	0	0
Total operating expenses									439.2	414.1	392.9
Loss on early extinguishment of debt									0	0	0
Interest expense and amortization of debt discounts and fees									2.6	3	3.4
Other expense (income)									(3.5)	(4.9)	(4.1)
Loss on interest rate swaps										0	0
Equity in net income of nonconsolidated affiliates									(0.2)	(0.2)	(0.3)
Equity In net income of consolidated affiliates									0	0	0
Management fees									20.9	19.9	19
Income from continuing operations before income tax expense (benefit)									136.9	116.8	100.6
Provision for income tax (benefit) expense									40.4	30	27.2
Income from continuing operations									96.5	86.8	73.4
(Loss) income from discontinued operations, net of tax									(4.4)	1.4	(0.9)
Net income									92.1	88.2	72.5
Less: Net income attributable to noncontrolling interests									(45.9)	(40.8)	(33.6)
Net income attributable to HealthSouth									46.2	47.4	38.9
Comprehensive income									92.1	88.2	72.5
Comprehensive income attributable to HealthSouth									46.2	47.4	38.9
Current assets:
Cash and cash equivalents	2.8				2.4				2.8	2.4	2.8	8
Restricted Cash	34.6				36				34.6	36
Current portion of restricted marketable securities	15				18.2				15	18.2
Accounts receivable, net	66				57.6				66	57.6
Deferred income tax assets	2.5				1.1				2.5	1.1
Prepaid expenses and other current assets	15.7				18.1				15.7	18.1
Total current assets	136.6				133.4				136.6	133.4
Property and equipment, net	151.5				154				151.5	154
Goodwill	155.6				155.7				155.6	155.7
Intangible assets, net	8.3				11.3				8.3	11.3
Total Investments in and advances to nonconsolidated affiliates	2.7				3.2				2.7	3.2
Deferred income tax assets	46.9				66				46.9	66
Other long-term assets	38.6				32.2				38.6	32.2
Intercompany receivable	0				0				0	0
Total assets	540.2				555.8				540.2	555.8
Current liabilities:
Current portion of long-term debt	2.4				2.2				2.4	2.2
Accounts payable	11.6				12.9				11.6	12.9
Accrued payroll	15.6				14.1				15.6	14.1
Accrued interest payable	0.2				0.2				0.2	0.2
Refunds due patients and other third-party payors	1.9				0.7				1.9	0.7
Other current liabilities	46.7				46.1				46.7	46.1
Total current liabilities	78.4				76.2				78.4	76.2
Long-term debt, net of current portion	24.2				26.7				24.2	26.7
Self-insured risks	70				65.8				70	65.8
Other long-term liabilities	9.7				9.9				9.7	9.9
Intercompany payable	1,305.3				1,400.8				1,305.3	1,400.8
Total liabilities	1,487.6				1,579.4				1,487.6	1,579.4
Commitments and Contingencies
Convertible perpetual preferred stock	0				0				0	0
Shareholders' equity (deficit)
HealthSouth shareholders' equity (deficit)	(1,032)				(1,106.6)				(1,032)	(1,106.6)
Noncontrolling interests	84.6				83				84.6	83
Total shareholders' equity (deficit)	(947.4)				(1,023.6)				(947.4)	(1,023.6)
Total liabilities and shareholders' equity (deficit)	540.2				555.8				540.2	555.8
Eliminating Entries
Condensed Consolidating Statements of Operations
Net operating revenues									(45.2)	(39.4)	(35.1)
Less: Provision for doubtful accounts									0	0	0
Net operating revenues less provision for doubtful accounts									(45.2)	(39.4)	(35.1)
Operating expenses:
Salaries and benefits									(13.5)	(12.4)	(12.3)
Other operating expenses									(21.7)	(18.2)	(15.4)
General and administrative expenses									0	0	0
Supplies									0	0	0
Depreciation and amortization									0	0	0
Occupancy costs									(10)	(8.7)	(7.3)
(Gain) Loss on disposal of assets									0	0	0
Government, class action, and related settlements									0	0	0
Professional fees-accounting, tax, and legal									0	0	0
Total operating expenses									(45.2)	(39.3)	(35)
Loss on early extinguishment of debt									0	0	0
Interest expense and amortization of debt discounts and fees									(1.1)	(2.2)	(0.4)
Other expense (income)									1.1	2.2	0.4
Loss on interest rate swaps										0	0
Equity in net income of nonconsolidated affiliates									0	0	0
Equity In net income of consolidated affiliates									245.4	209.6	180.2
Management fees									0	0	0
Income from continuing operations before income tax expense (benefit)									(245.4)	(209.7)	(180.3)
Provision for income tax (benefit) expense									0	0	0
Income from continuing operations									(245.4)	(209.7)	(180.3)
(Loss) income from discontinued operations, net of tax									0	0.1	0.1
Net income									(245.4)	(209.6)	(180.2)
Less: Net income attributable to noncontrolling interests									0	0	0
Net income attributable to HealthSouth									(245.4)	(209.6)	(180.2)
Comprehensive income									(245.4)	(209.6)	(180.2)
Comprehensive income attributable to HealthSouth									(245.4)	(209.6)	(180.2)
Current assets:
Cash and cash equivalents	0				0				0	0	0	0
Restricted Cash	0				0				0	0
Current portion of restricted marketable securities	0				0				0	0
Accounts receivable, net	0				0				0	0
Deferred income tax assets	0				0				0	0
Prepaid expenses and other current assets	(4)				(4)				(4)	(4)
Total current assets	(4)				(4)				(4)	(4)
Property and equipment, net	0				0				0	0
Goodwill	0				0				0	0
Intangible assets, net	0				0				0	0
Total Investments in and advances to nonconsolidated affiliates	0				0				0	0
Deferred income tax assets	0				0				0	0
Other long-term assets	(6.2)				(10.2)				(6.2)	(10.2)
Intercompany receivable	(1,747.8)				(1,632.6)				(1,747.8)	(1,632.6)
Total assets	(1,758)				(1,646.8)				(1,758)	(1,646.8)
Current liabilities:
Current portion of long-term debt	(4)				(4)				(4)	(4)
Accounts payable	0				0				0	0
Accrued payroll	0				0				0	0
Accrued interest payable	0				0				0	0
Refunds due patients and other third-party payors	0				0				0	0
Other current liabilities	0				0				0	0
Total current liabilities	(4)				(4)				(4)	(4)
Long-term debt, net of current portion	(6.2)				(10.2)				(6.2)	(10.2)
Self-insured risks	0				0				0	0
Other long-term liabilities	0				0				0	0
Intercompany payable	(1,305.3)				(1,400.8)				(1,305.3)	(1,400.8)
Total liabilities	(1,315.5)				(1,415)				(1,315.5)	(1,415)
Commitments and Contingencies
Convertible perpetual preferred stock	0				0				0	0
Shareholders' equity (deficit)
HealthSouth shareholders' equity (deficit)	(442.5)				(231.8)				(442.5)	(231.8)
Noncontrolling interests	0				0				0	0
Total shareholders' equity (deficit)	(442.5)				(231.8)				(442.5)	(231.8)
Total liabilities and shareholders' equity (deficit)	$ (1,758)				$ (1,646.8)				$ (1,758)	$ (1,646.8)

Condensed Consolidating Financial Information Tables 6 - 8 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Cash Flows [Abstract]
Net cash provided by operating activities	$ 342.7	$ 331	$ 406.1
Cash flows from investing activities:
Purchases of property and equipment	(100.3)	(62.8)	(63.3)
Capitalized software costs	(8.8)	(6.5)	(8)
Acquisition of business, net of cash acquired	(4.9)	(34.1)	0
Proceeds from sale of restricted investments	1.2	10.4	5
Purchase of restricted investments	(8.4)	(26)	(3.8)
Net change in restricted cash	1.2	31.3	(11.7)
Net settlements on interest rate swaps not designated as hedges	(10.9)	(44.7)	(42.2)
Net investment in interest rate swap not designated as hedges	0	0	(6.4)
Other	(0.9)	(0.4)	(1.2)
Net cash provided by (used in) investing activities of discontinued operations		6.9	(1.4)
Net cash provided by (used in) investing activities of discontinued operations—
Proceeds from sale of LTCHs	107.9	0	0
Other investing activities of discontinued operations	(0.7)	6.9	(1.4)
Net cash used in investing activities	(24.6)	(125.9)	(133)
Cash flows from financing activities:
Principal borrowings on term loan	100	0	0
Proceeds from bond issuance	120	525	290
Principal borrowings on notes	0	0	15.5
Principal payments on debt, including pre-payments	(504.9)	(751.3)	(409.2)
Borrowings on revolving credit facility	338	100	10
Payments on revolving credit facility	(306)	(22)	(50)
Principal payments under capital lease obligations	(13.2)	(14.9)	(13.4)
Dividends paid on convertible perpetual preferred stock	(26)	(26)	(26)
Debt amendment and issuance costs	(4.4)	(19.3)	(10.6)
Distributions paid to noncontrolling interests of consolidated affiliates	(44.2)	(34.4)	(32.7)
Other	4.3	5.2	0.9
Change in intercompany advances	0	0	0
Net cash provided by (used in) financing activities of discontinued operations	0	0	1.2
Net cash used in financing activities	(336.4)	(237.7)	(224.3)
(Decrease) increase in cash and cash equivalents	(18.3)	(32.6)	48.8
Cash and cash equivalents at beginning of year	48.3	80.7	31.7
Cash and cash equivalents of facilities at beginning of year	0.1	0.3	0.5
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	0	(0.1)	(0.3)
Cash and cash equivalents at end of year	30.1	48.3	80.7
Condensed Consolidating Financial Information (Textual) (Abstract)
HealthSouth ownership percentage of subsidiary guarantors	100.00%
HealthSouth Corporation
Consolidated Statements of Cash Flows [Abstract]
Net cash provided by operating activities	176.7	208.3	310.1
Cash flows from investing activities:
Purchases of property and equipment	(5)	(2.9)	(1)
Capitalized software costs	(6.6)	(6)	(7.4)
Acquisition of business, net of cash acquired	0	0
Proceeds from sale of restricted investments	0	0	0
Purchase of restricted investments	0	0	0
Net change in restricted cash	(0.2)	1.8	0
Net settlements on interest rate swaps not designated as hedges	(10.9)	(44.7)	(42.2)
Net investment in interest rate swap not designated as hedges			(6.4)
Other	0	(0.1)	(1.1)
Net cash provided by (used in) investing activities of discontinued operations		0.4	0
Net cash provided by (used in) investing activities of discontinued operations—
Proceeds from sale of LTCHs	107.9
Other investing activities of discontinued operations	(0.2)
Net cash used in investing activities	85	(51.5)	(58.1)
Cash flows from financing activities:
Principal borrowings on term loan	100
Proceeds from bond issuance	120	525	290
Principal borrowings on notes			0
Principal payments on debt, including pre-payments	(507.4)	(755.3)	(413)
Borrowings on revolving credit facility	338	100	10
Payments on revolving credit facility	(306)	(22)	(50)
Principal payments under capital lease obligations	(0.8)	(2.4)	(0.5)
Dividends paid on convertible perpetual preferred stock	(26)	(26)	(26)
Debt amendment and issuance costs	(4.4)	(19.3)	(10.6)
Distributions paid to noncontrolling interests of consolidated affiliates	0	0	0
Other	4.3	0.4	(0.1)
Change in intercompany advances	0.7	12.5	1.6
Net cash provided by (used in) financing activities of discontinued operations			(0.4)
Net cash used in financing activities	(281.6)	(187.1)	(199)
(Decrease) increase in cash and cash equivalents	(19.9)	(30.3)	53
Cash and cash equivalents at beginning of year	45.8	76.1	22.9
Cash and cash equivalents of facilities at beginning of year	0.1	0.1	0.3
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	0	(0.1)	(0.1)
Cash and cash equivalents at end of year	26	45.8	76.1
Guarantor Subsidiaries
Consolidated Statements of Cash Flows [Abstract]
Net cash provided by operating activities	283.8	218	188.8
Cash flows from investing activities:
Purchases of property and equipment	(83.1)	(39)	(54.8)
Capitalized software costs	(2)	(0.4)	(0.5)
Acquisition of business, net of cash acquired	(4.9)	(34.1)
Proceeds from sale of restricted investments	0	0	0
Purchase of restricted investments	0	0	0
Net change in restricted cash	0	0	0
Net settlements on interest rate swaps not designated as hedges	0	0	0
Net investment in interest rate swap not designated as hedges			0
Other	(0.9)	(0.3)	1.4
Net cash provided by (used in) investing activities of discontinued operations		(0.9)	(0.5)
Net cash provided by (used in) investing activities of discontinued operations—
Proceeds from sale of LTCHs	0
Other investing activities of discontinued operations	(0.3)
Net cash used in investing activities	(91.2)	(74.7)	(54.4)
Cash flows from financing activities:
Principal borrowings on term loan	0
Proceeds from bond issuance	0	0	0
Principal borrowings on notes			15.5
Principal payments on debt, including pre-payments	(1.5)	0	(0.2)
Borrowings on revolving credit facility	0	0	0
Payments on revolving credit facility	0	0	0
Principal payments under capital lease obligations	(10.2)	(10.5)	(9.7)
Dividends paid on convertible perpetual preferred stock	0	0	0
Debt amendment and issuance costs	0	0	0
Distributions paid to noncontrolling interests of consolidated affiliates	0	0	(0.9)
Other	0	0	0
Change in intercompany advances	(179.7)	(134.5)	(138.1)
Net cash provided by (used in) financing activities of discontinued operations			0
Net cash used in financing activities	(191.4)	(145)	(133.4)
(Decrease) increase in cash and cash equivalents	1.2	(1.7)	1
Cash and cash equivalents at beginning of year	0.1	1.8	0.8
Cash and cash equivalents of facilities at beginning of year	0	0	0
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	0	0	0
Cash and cash equivalents at end of year	1.3	0.1	1.8
Non-Guarantor Subsidiaries
Consolidated Statements of Cash Flows [Abstract]
Net cash provided by operating activities	131.6	125.1	82.4
Cash flows from investing activities:
Purchases of property and equipment	(12.2)	(20.9)	(7.5)
Capitalized software costs	(0.2)	(0.1)	(0.1)
Acquisition of business, net of cash acquired	0	0
Proceeds from sale of restricted investments	1.2	10.4	5
Purchase of restricted investments	(8.4)	(26)	(3.8)
Net change in restricted cash	1.4	29.5	(11.7)
Net settlements on interest rate swaps not designated as hedges	0	0	0
Net investment in interest rate swap not designated as hedges			0
Other	0	0	(1.5)
Net cash provided by (used in) investing activities of discontinued operations		7.4	(0.9)
Net cash provided by (used in) investing activities of discontinued operations—
Proceeds from sale of LTCHs	0
Other investing activities of discontinued operations	(0.2)
Net cash used in investing activities	(18.4)	0.3	(20.5)
Cash flows from financing activities:
Principal borrowings on term loan	0
Proceeds from bond issuance	0	0	0
Principal borrowings on notes			0
Principal payments on debt, including pre-payments	0	0	0
Borrowings on revolving credit facility	0	0	0
Payments on revolving credit facility	0	0	0
Principal payments under capital lease obligations	(2.2)	(2)	(3.2)
Dividends paid on convertible perpetual preferred stock	0	0	0
Debt amendment and issuance costs	0	0	0
Distributions paid to noncontrolling interests of consolidated affiliates	(44.2)	(34.4)	(31.8)
Other	0	4.8	1
Change in intercompany advances	(66.4)	(94.4)	(34.7)
Net cash provided by (used in) financing activities of discontinued operations			1.6
Net cash used in financing activities	(112.8)	(126)	(67.1)
(Decrease) increase in cash and cash equivalents	0.4	(0.6)	(5.2)
Cash and cash equivalents at beginning of year	2.4	2.8	8
Cash and cash equivalents of facilities at beginning of year	0	0.2	0.2
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	0	0	(0.2)
Cash and cash equivalents at end of year	2.8	2.4	2.8
Eliminating Entries
Consolidated Statements of Cash Flows [Abstract]
Net cash provided by operating activities	(249.4)	(220.4)	(175.2)
Cash flows from investing activities:
Purchases of property and equipment	0	0	0
Capitalized software costs	0	0	0
Acquisition of business, net of cash acquired	0	0
Proceeds from sale of restricted investments	0	0	0
Purchase of restricted investments	0	0	0
Net change in restricted cash	0	0	0
Net settlements on interest rate swaps not designated as hedges	0	0	0
Net investment in interest rate swap not designated as hedges			0
Other	0	0	0
Net cash provided by (used in) investing activities of discontinued operations		0	0
Net cash provided by (used in) investing activities of discontinued operations—
Proceeds from sale of LTCHs	0
Other investing activities of discontinued operations	0
Net cash used in investing activities	0	0	0
Cash flows from financing activities:
Principal borrowings on term loan	0
Proceeds from bond issuance	0	0	0
Principal borrowings on notes			0
Principal payments on debt, including pre-payments	4	4	4
Borrowings on revolving credit facility	0	0	0
Payments on revolving credit facility	0	0	0
Principal payments under capital lease obligations	0	0	0
Dividends paid on convertible perpetual preferred stock	0	0	0
Debt amendment and issuance costs	0	0	0
Distributions paid to noncontrolling interests of consolidated affiliates	0	0	0
Other	0	0	0
Change in intercompany advances	245.4	216.4	171.2
Net cash provided by (used in) financing activities of discontinued operations			0
Net cash used in financing activities	249.4	220.4	175.2
(Decrease) increase in cash and cash equivalents	0	0	0
Cash and cash equivalents at beginning of year	0	0	0
Cash and cash equivalents of facilities at beginning of year	0	0	0
Less: Cash and cash equivalents of facilities in discontinued operations at end of year	0	0	0
Cash and cash equivalents at end of year	$ 0	$ 0	$ 0